EXHIBIT 10.l

                     REVOLVING CREDIT AGREEMENT (FACILITY A)

                                      AMONG

                               LENNAR CORPORATION

                                       AND

                              CERTAIN SUBSIDIARIES

                                       AND

                       THE FIRST NATIONAL BANK OF CHICAGO,
                               NATIONSBANK, N.A.,
                         CREDIT LYONNAIS ATLANTA AGENCY,
              BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION,
                                 COMERICA BANK,
                              FLEET NATIONAL BANK,
                         GUARANTY FEDERAL BANK, F.S.B.,
             THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY,
                        U. S. BANK NATIONAL ASSOCIATION,
                         PNC BANK, NATIONAL ASSOCIATION,
                                SOCIETE GENERALE,
                                  AMSOUTH BANK,
                       BARNETT BANK, N.A., SOUTH FLORIDA,
                         THE DAI-ICHI KANGYO BANK, LTD.,
                        THE FUJI BANK AND TRUST COMPANY,
                               KREDIETBANK, N.V.,
                                  SAKURA BANK,
                         SUNTRUST BANK, MIAMI, N.A., AND
                                 BANQUE PARIBAS

                                       AND

                       THE FIRST NATIONAL BANK OF CHICAGO,
 AS ARRANGER, ADMINISTRATIVE AGENT, SWING LINE BANK AND LETTER OF CREDIT ISSUER,

                               NATIONSBANK, N.A.,
                              AS SYNDICATION AGENT,

                         CREDIT LYONNAIS ATLANTA AGENCY,
                             AS DOCUMENTATION AGENT,

            BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION AND
                                 COMERICA BANK,
                             AS MANAGING AGENTS, AND

                             FLEET NATIONAL BANK AND
                         GUARANTY FEDERAL BANK, F.S.B.,
                                  AS CO-AGENTS

                            DATED: OCTOBER 31, 1997

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I         CERTAIN DEFINED TERMS.......................................1
      SECTION 1.01.     Certain Defined Terms.................................1
      SECTION 1.02.     Computation of Time Periods..........................22
      SECTION 1.03.     Accounting Terms.....................................22

ARTICLE II        THE CREDITS................................................23
      SECTION 2.01.     Commitments..........................................23
      SECTION 2.02.     Types of Advances; Mandatory Principal Payments;
                        Final Maturity.......................................24
      SECTION 2.03.     Competitive Bid Advances.............................24
      SECTION 2.04.     Swing Line Loans.....................................28
      SECTION 2.05.     Optional Principal Payments..........................29
      SECTION 2.06.     Facility Fee and Reduction of Facility A Commitments.29
      SECTION 2.07.     Method of Borrowing..................................30
      SECTION 2.08.     Method of Selecting Types and Interest Periods for
                        Advances.............................................30
      SECTION 2.09.     Method of Selecting Types and Interest Periods for
                        Conversion and Continuation of Advances..............31
      SECTION 2.10.     Minimum Amount of Each Advance.......................31
      SECTION 2.11.     Rate after Maturity..................................32
      SECTION 2.12.     Method of Payment....................................32
      SECTION 2.13.     Committed A Notes; Telephonic Notices................32
      SECTION 2.14.     Interest Payment Dates; Interest and Fee Basis.......33
      SECTION 2.15.     Notification of Advances, Interest Rates, Prepayments
                        and Commitment Reductions............................33
      SECTION 2.16.     Lending Installations................................33
      SECTION 2.17.     Facility Letters of Credit...........................34
      SECTION 2.18.     Non-Receipt of Funds by the Agent....................39
      SECTION 2.19.     Withholding Tax Exemption............................40
      SECTION 2.20.     Unconditional Obligation to Make Payments............40
      SECTION 2.21.     Compensating Balances................................41

ARTICLE III       CHANGE IN CIRCUMSTANCES....................................41
      SECTION 3.01.     Yield-Protection.....................................41
      SECTION 3.02.     Changes in Capital Adequacy Regulations..............42
      SECTION 3.03.     Availability of Types of Advances....................42
      SECTION 3.04.     Funding Indemnification..............................43
      SECTION 3.05.     Lender Statements: Survival of Indemnity.............43


                                     -(i)-

ARTICLE IV        REPRESENTATIONS AND WARRANTIES.............................43
      SECTION 4.01.     Organization, Powers, etc............................43
      SECTION 4.02.     Authorization and Validity of this Agreement, etc....44
      SECTION 4.03.     Financial Statements.................................44
      SECTION 4.04.     No Material Adverse Effect...........................45
      SECTION 4.05.     Title to Properties..................................46
      SECTION 4.06.     Litigation...........................................46
      SECTION 4.07.     Payment of Taxes.....................................46
      SECTION 4.08.     Agreements...........................................47
      SECTION 4.09.     Foreign Direct Investment Regulations................47
      SECTION 4.10.     Federal Reserve Regulations..........................47
      SECTION 4.11.     Consents, etc........................................47
      SECTION 4.12.     Compliance with Applicable Laws......................48
      SECTION 4.13.     Relationship of the Borrower.........................48
      SECTION 4.14.     Subsidiaries; Joint Ventures.........................48
      SECTION 4.15.     ERISA................................................49
      SECTION 4.16.     Investment Company Act...............................49
      SECTION 4.17.     Public Utility Holding Company Act...................49
      SECTION 4.18.     Subordinated Debt....................................49
      SECTION 4.19.     Post-Retirement Benefits.............................49
      SECTION 4.20.     Insurance............................................50
      SECTION 4.21.     Environmental Representations........................50
      SECTION 4.22.     Reorganization.......................................50
      SECTION 4.23.     Minimum Adjusted Tangible Net Worth..................50
      SECTION 4.24.     No Misrepresentation.................................50

ARTICLE V         CONDITIONS PRECEDENT; TERMINATION..........................51
      SECTION 5.01.     Conditions of Effectiveness..........................51
      SECTION 5.02.     Conditions Precedent to All Borrowings...............54
      SECTION 5.03.     Termination..........................................55

ARTICLE VI        AFFIRMATIVE COVENANTS......................................55
      SECTION 6.01.     Existence, Properties, etc...........................55
      SECTION 6.02.     Notice...............................................56
      SECTION 6.03.     Payments of Debts, Taxes, etc........................56
      SECTION 6.04.     Accounts and Reports.................................56
      SECTION 6.05.     Access to Premises and Records.......................60
      SECTION 6.06.     Maintenance of Properties and Insurance..............61
      SECTION 6.07.     Financing; New Investments...........................61


                                     -(ii)-

      SECTION 6.08.     Compliance with Applicable Laws......................62
      SECTION 6.09.     Advances to the Mortgage Banking Subsidiaries........62
      SECTION 6.10.     Use of Proceeds......................................62

ARTICLE VII       NEGATIVE COVENANTS.........................................63
      SECTION 7.01.     Minimum Tangible Net Worth...........................63
      SECTION 7.02.     Limitation on Indebtedness...........................63
      SECTION 7.03.     Guaranties...........................................64
      SECTION 7.04.     Sale of Assets; Acquisitions; Merger.................64
      SECTION 7.05.     Investments..........................................65
      SECTION 7.06.     Disposition, Encumbrance or Issuance of Certain Stock66
      SECTION 7.07.     Subordinated Debt....................................66
      SECTION 7.08.     Housing Unit.  ......................................66
      SECTION 7.09.     Construction in Progress.............................66
      SECTION 7.10.     No Margin Stock......................................66
      SECTION 7.11.     Mortgage Banking Subsidiaries' Capital Ratio.........67
      SECTION 7.12.     Transactions with Affiliates.........................67
      SECTION 7.13.     Restrictions on Advances to Mortgage  Banking
                        Subsidiaries.........................................67
      SECTION 7.14.     Adjusted Net Worth of Mortgage Banking Subsidiaries..68
      SECTION 7.15.     Investments in Land..................................68
      SECTION 7.16.     Liens and Encumbrances...............................68
      SECTION 7.17.     Reorganization Documents.............................68
      SECTION 7.18.     Investments in Marlborough Subsidiaries..............68

ARTICLE VIII      COLLATERAL.................................................69
      SECTION 8.01.     Security for Obligations.............................69
      SECTION 8.02.     Collateral Documentation.............................69
      SECTION 8.03.     Powers and Duties of the Borrower with Respect to the
                        Collateral...........................................69
      SECTION 8.04.     Power of Attorney....................................70

ARTICLE IX        EVENTS OF DEFAULT..........................................70
      SECTION 9.01.     Events of Default....................................70
      SECTION 9.02.     Acceleration.........................................72
      SECTION 9.03.     Rights as to Collateral..............................73
      SECTION 9.04.     Application of Funds.................................75

ARTICLE X         THE AGENT..................................................76
      SECTION 10.01.    Appointment..........................................76
      SECTION 10.02.    Powers...............................................76
      SECTION 10.03.    General Immunity.....................................76


                                    -(iii)-

      SECTION 10.04.    No Responsibility for Loans, Recitals, etc...........77
      SECTION 10.05.    Employment of Agents and Counsel.....................77
      SECTION 10.06.    Reliance on Documents; Counsel.......................77
      SECTION 10.07.    No Waiver of Rights..................................77
      SECTION 10.08.    Knowledge of Event of Default........................78
      SECTION 10.09.    Agent's Reimbursement and Indemnification............78
      SECTION 10.10.    Notices to the Borrower..............................78
      SECTION 10.11.    Action on Instructions of Lenders....................78
      SECTION 10.12.    Lender Credit Decision...............................79
      SECTION 10.13.    Resignation or Removal of the Agent..................79
      SECTION 10.14.    Benefits of Article X................................79

ARTICLE XI        SETOFF; RATABLE PAYMENTS...................................80
      SECTION 11.01.    Setoff...............................................80
      SECTION 11.02.    Ratable Payments.....................................80

ARTICLE XII       BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS..........81
      SECTION 12.01.    Successors and Permitted Assigns.....................81
      SECTION 12.02.    Participations.......................................81
      SECTION 12.03.    Assignments..........................................82

ARTICLE XIII      MISCELLANEOUS..............................................83
      SECTION 13.01.    Notice...............................................83
      SECTION 13.02.    Survival of Representations..........................83
      SECTION 13.03.    Expenses.............................................84
      SECTION 13.04.    Indemnification of the Lenders and the Agent.........84
      SECTION 13.05.    Maximum Interest Rate................................84
      SECTION 13.06.    Modification of Agreement............................85
      SECTION 13.07.    Preservation of Rights...............................86
      SECTION 13.08.    Joint and Several Obligations of Borrower; Several
                        Obligations of Lenders...............................86

      SECTION 13.09.    Severability.........................................86
      SECTION 13.10.    Counterparts.........................................86
      SECTION 13.11.    Representation and Warranty by the Lenders...........87
      SECTION 13.12.    The Company as Agent for Each Other Borrower.........87
      SECTION 13.13.    Loss, etc., Notes....................................87
      SECTION 13.14.    Governmental Regulation..............................87
      SECTION 13.15.    Taxes................................................87
      SECTION 13.16.    Headings.............................................87
      SECTION 13.17.    Entire Agreement.....................................87


                                     -(iv)-

      SECTION 13.18.    CHOICE OF LAW........................................88
      SECTION 13.19.    CONSENT TO JURISDICTION..............................88
      SECTION 13.20.    WAIVER OF JURY TRIAL.................................88


                                      -(v)-

                                                                            PAGE
                                                                            ----


                                     -(vi)-

                                                                            PAGE
                                                                            ----


                                    -(vii)-

                                    EXHIBITS                               PAGE
                                                                           ----
EXHIBIT                       DESCRIPTION

  A-1                   Committed A Note

  A-2                   Competitive Bid Note

  A-3                   Swing Line Note

  B                     Subsidiary Guaranty

  C                     Assignment Agreement

  C-1                   Notice of Assignment

  C-2                   Consent and Release

  D                     Mortgage Banking Subsidiaries Note

  E                     Report on Investments

  F                     Form of Pledge Agreement

  G                     Joinder Agreement

  H                     Competitive Bid Quote Request

  I                     Invitation for Competitive Bid Quotes

  J                     Competitive Bid Quote

  K                     Pricing Grid

  L                     Greystone Assumption Agreement

  M                     Money Transfer Instructions


                                    -(viii)-

                                                                          PAGE
  N                     Requirements for Entitled Land                    ----


                                     -(ix)-

                                    SCHEDULES

                                                                 WHERE FOUND
SCHEDULE                      DESCRIPTION                        IN AGREEMENT
--------                      -----------                        ------------


  I                     Subsidiaries Which are Borrowers      Opening Paragraph

  II                    Lenders                               Opening Paragraph

  III                   Real Estate Owned                           4.05

  IV                    Required Consents                           4.11

  V                     Subsidiaries and Joint Ventures             4.14

  VI                    Tenancies In Common                         1.01
                                                               (Definition of
                                                              "Joint Venture")

  VII                   Real Estate Transferred to LLP         (Definition of
                                                              "Reorganization");
                                                                    4.05

  VIII                  Permitted Liens                        "Definition of
                                                              "Permitted Liens")

                                     -(x)-

      REVOLVING CREDIT AGREEMENT (FACILITY A), dated as of October 31, 1997, among LENNAR CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), the Subsidiaries of the Company listed in
Schedule I hereto (said Subsidiaries, together with the Company, hereinafter individually and collectively referred to as the "Borrower"), the lenders listed in Schedule II hereto (hereinafter collectively referred to as the "Lenders"), and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (the "Agent").

                                     RECITAL

      The Borrower desires to obtain from the Lenders and the Lenders are willing to provide to the Borrower revolving credit loans and letters of credit in an aggregate principal amount outstanding from time to time not to exceed $450,000,000, upon the terms and subject to the conditions hereinafter set forth.

                                    AGREEMENT

      In consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I

                              CERTAIN DEFINED TERMS

      SECTION 1.01. CERTAIN DEFINED TERMS. As used herein, each of the following terms shall have the meaning ascribed to it below, which meaning shall be applicable to both the singular and plural forms of the terms defined:

      "ADJUSTED TANGIBLE NET WORTH" means, at any date, Tangible Net Worth at such date less, to the extent not already deducted in the definition of Tangible Net Worth, the aggregate of all of the following at such date: (i) the consolidated stockholders' equity of the Mortgage Banking Subsidiaries, and (ii) the stockholders' equity of each other Subsidiary of the Company which is not a Borrower or Subsidiary Guarantor hereunder.

      "ADVANCE" includes any or all of a Facility A Advance and a Competitive Bid Advance.

      "AFFILIATE" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

      "AFSI" means Ameristar Financial Services, Inc.

      "AGENT" means The First National Bank of Chicago in its capacity as agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, the Swing Line Bank or the Issuer, and any successor Agent appointed pursuant to Article X.

      "AGGREGATE COMMITMENT" means, at any time, the sum of the then applicable Aggregate Facility A Commitment and Aggregate Facility B Commitment.

      "AGGREGATE FACILITY A COMMITMENT" means $450,000,000, as such amount may be reduced from time to time pursuant to the terms hereof.

      "AGGREGATE FACILITY B COMMITMENT" means $100,000,000, as such amount may be reduced from time to time pursuant to the terms of the Facility B Credit Agreement.

      "AGGREGATE LETTER OF CREDIT COMMITMENT" means $50,000,000, as such amount may be reduced from time to time pursuant to the terms hereof.

      "AGREEMENT" means this Revolving Credit Agreement (Facility A), including the exhibits and schedules hereto, as it may be amended, renewed, modified or restated and in effect from time to time.

      "AGREEMENT DATE" means October 31, 1997.

      "APPLICABLE MARGIN" shall be determined in accordance with the pricing grid set forth as Exhibit "K" hereto.

      "ARTICLE" means an article of this Agreement unless another document is specifically referenced.

      "AUTHORIZED OFFICER" means any of Leonard Miller, Stuart Miller, Waynewright Malcolm, Cory Boydston, Mary Raurell, or any other Person designated by the Borrower in writing to act as an Authorized Officer hereunder, acting singly.

      "BORROWER" has the meaning assigned to that term in the introductory paragraph of this Agreement. Whenever used in this Agreement, the term "Borrower" refers to and means each of the entities comprising the Borrower, individually, and all of such entities, collectively, including all entities which become Borrowers pursuant to each Joinder Agreement and the Greystone Assumption Agreement. All of the entities comprising the Borrower shall be jointly and severally liable as Borrower under this Agreement, the Notes, and all other Loan Documents.

      "BORROWING BASE" means, from time to time, the sum of the following amounts, all as reflected from time to time in accordance with GAAP consistently applied in the consolidated balance sheet of the Borrower: (i) 100% of Borrower's unrestricted cash up to a maximum of $10,000,000 (with any excess cash being excluded from the Borrowing Base); (ii) 100% of the Net Proceeds due to Borrower at closing as a result of the consummation of the sale of any Housing Unit, which Net Proceeds have been paid to the closing agent handling such sale but which have not yet been received by Borrower; PROVIDED, HOWEVER, that if, and to the extent that, such Net Proceeds which are reported as outstanding on the last day of any fiscal quarter of Borrower are not received by Borrower on or before the tenth (10th) day following the end of any such fiscal quarter, such Net Proceeds shall not be included in the Borrowing Base;
(iii) 75% of the Net Book Value of all Housing Units Under Contract; (iv) 65% of the Net Book Value of all Housing Units owned by Borrower (including, without limitation, model Housing Units) that are not subject to a contract for sale;
(v) 50% of the Net Book Value of all Land Under Development owned by the Borrower, PROVIDED that the amount determined pursuant to this clause (v), when combined with the amount determined pursuant to clauses (vi) and (vii) below, shall not exceed 40% of the Aggregate Commitment (with any excess being excluded from the Borrowing Base); (vi) 65% of the Net Book Value of all Finished Lots owned by the Borrower; and (vii) 30% of the Net Book Value of all Unimproved Entitled Land owned by the Borrower, PROVIDED that the amount determined pursuant to this clause (vii) shall not exceed $50,000,000 (with any excess being excluded from the Borrowing Base); PROVIDED FURTHER, that notwithstanding anything to the contrary provided herein, any asset which is encumbered by a Lien shall not be included in the calculation of the Borrowing Base pursuant to clauses (i) through (vii) above.

      "BORROWING BASE LIMITATION" is defined in Section 7.02.

      "BORROWING DATE" means a date on which an Advance or a Swing Line Loan is made hereunder.

      "BORROWING NOTICE" is defined in Section 2.08.

      "BUSINESS DAY" means (i) with respect to any borrowing, payment or rate selection of Fixed Rate Advances, a day (other than a Saturday or Sunday) on which banks are open for business in Chicago and New York and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks are open for business in Chicago.

      "CAPITAL STOCK" means, with respect to any corporation, any and all shares, interests, rights to purchase (other than convertible or exchangeable Indebtedness), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

      "CAPITALIZED LEASE" of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

      "CAPITALIZED LEASE OBLIGATIONS" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

      "CLOSING DATE" means the date on which the Lenders shall first become obligated to make Advances after satisfaction or waiver of all of the conditions precedent set forth in Sections 5.01 and 5.02.

      "CODE" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

      "COLLATERAL" means, at any time, any assets owned by the Borrower that then are subject to a security interest in favor of the Agent as security for the Obligations.

      "COMMITMENT" means, for each of the Lenders, the Facility A Commitment and the Facility B Commitment of such Lender.

      "COMMITTED ADVANCE" means a borrowing hereunder (or the conversion or continuation thereof) consisting of the aggregate amount of the several Committed Loans made by the Lenders to the Borrower of the same Type and, in the case of Fixed Rate Advances, for the same Interest Period.

      "COMMITTED LOAN" means, with respect to a Lender, a Loan made by such Lender pursuant to Section 2.01.

      "COMMITTED A NOTE" means a promissory note in substantially the form of Exhibit AA-1" hereto, completed, executed and delivered by the Borrower and payable to the order of a Lender in the amount of its Facility A Commitment, including any amendment, modification, restatement, renewal or replacement of such promissory note.

      "COMPANY" (i) prior to the Merger, has the meaning assigned to that term in the introductory paragraph of this Agreement and (ii) from and after the effective time of the Merger, means Greystone as the surviving corporation of the Merger (which shall thereupon change its name to Lennar Corporation).

      "COMPANY AUDITED FINANCIAL STATEMENTS" is defined in Section 4.03.

      "COMPANY UNAUDITED FINANCIAL STATEMENTS" is defined in Section 4.03.

      "COMPETITIVE BID ADVANCE" means a borrowing hereunder consisting of the aggregate amount of the several Competitive Bid Loans made by any, some or all of the Lenders to the Borrower on the same Borrowing Date.

      "COMPETITIVE BID BORROWING NOTICE" is defined in Section 2.03(f).

      "COMPETITIVE BID LOAN" means, with respect to a Lender, a Loan made by such Lender pursuant to Section 2.03.

      "COMPETITIVE BID NOTE" means a promissory note, substantially in the form of Exhibit "A-2" hereto, with appropriate insertions, duly executed and delivered to the Agent by the Borrower for the account of a Lender and payable to the order of such Lender, including any amendment, modification, renewal, restatement or replacement of such promissory note.

      "COMPETITIVE BID QUOTE" means a Competitive Bid Quote, substantially in the form of Exhibit "J" hereto, completed and delivered by a Lender to the Agent in accordance with Section 2.03(d).

      "COMPETITIVE BID QUOTE REQUEST" means a Competitive Bid Quote Request, substantially in the form of Exhibit "H" hereto, completed and delivered by the Borrower to the Agent in accordance with Section 2.03(b).

      "COMPLETED HOUSING UNIT" means, at any time, a Housing Unit the construction of which was commenced more than 10 months, in the case of a single family home, more than 12 months, in the case of a townhouse, or more than 18 months, in the case of a condominium, before that time or was completed prior to the expiration of the applicable period.

      "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the sum of the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability) by the Borrower and each Subsidiary Guarantor during such period that, in accordance with GAAP, are or should be included in "additions to property, plant or equipment" or similar items reflected in the consolidated statement of cash flows of the Borrower and each Subsidiary Guarantor for such period.

      "CONSOLIDATED EBITDA" means, for any period, the Consolidated Net Income PLUS, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for income taxes paid or accrued, (iii) depreciation, (iv) amortization and (v) extraordinary losses incurred other than in the ordinary course of business, MINUS, to the extent included in Consolidated Net Income, extraordinary gains realized other than in the ordinary course of business, all calculated for the Company and its Subsidiaries on a consolidated basis.

      "CONSOLIDATED INTEREST EXPENSE" means, with reference to any period, the interest expense of the Company and its Subsidiaries calculated on a consolidated basis for such period.

      "CONSOLIDATED INTEREST INCURRED" of any Person means, for any period, the aggregate amount (without duplication and determined in each case in accordance with GAAP) of (a) interest expensed or capitalized, paid, accrued, or scheduled to be paid or accrued of such Person and its consolidated

Subsidiaries during such period, including (i) original issue discount and non-cash interest payments or accruals on any Indebtedness, (ii) the interest portion of all deferred payment obligations, and (iii) all commissions, discounts and other fees and charges owed with respect to bankers' acceptances and letter of credit financings and interest swap and hedging obligations, in each case to the extent attributable to such period PLUS (b) the amount of dividends accrued or payable by such Person or any of its consolidated Subsidiaries in respect of Disqualified Capital Stock (other than by Subsidiaries of such Person to such Person or such Person's Subsidiary guarantors), PROVIDED, HOWEVER, that interest, dividends or other payments or accruals of a consolidated Subsidiary that is not wholly owned shall be included only to the extent of the interest of such Person in such Subsidiary. For purposes of this definition, (x) interest on Capitalized Lease Obligations shall be deemed to accrue at an interest rate reasonably determined by the Borrower to be the rate of interest implicit in such Capitalized Lease Obligations in accordance with GAAP and (y) interest expense attributable to any Indebtedness represented by the guaranty by such Person or a Subsidiary of such Person of an obligation of another Person shall be deemed to be the interest expense attributable to the Indebtedness guaranteed.

      "CONSOLIDATED NET INCOME" means, with respect to any Person for any period, the net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; PROVIDED, that (i) net income (or loss) of any other Person which is not a Subsidiary of the Person or is accounted for by such specified Person by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the specified Person or a Subsidiary of such Person, (ii) the net income (or loss) of any other Person acquired by such specified Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iii) all gains and losses which are either extraordinary (as determined in accordance with GAAP) or are either unusual or nonrecurring (including any gain from the sale or other disposition of assets outside the ordinary course of business or from the issuance or sale of any Capital Stock), shall be excluded, and (iv) the net income, if positive, of any of such Person's consolidated Subsidiaries (other than non-guarantor Subsidiaries) to the extent that the declaration or payment of dividends or similar distributions is not at the time permitted by operation of the terms of its charter or bylaws or any other agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such consolidated Subsidiary shall be excluded, PROVIDED, HOWEVER, in the case of exclusions from Consolidated Net Income set forth in clauses (ii), (iii) and
(iv), such amounts shall be excluded only to the extent included in computing such net income (or loss) in accordance with GAAP and without duplication; PROVIDED FURTHER, HOWEVER, that for purposes of determining Consolidated Net Income of the Borrower, the net income of any Subsidiary which is not a Borrower or Subsidiary Guarantor shall be excluded.

      "CONTINGENT OBLIGATION" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract. With respect to the Borrower, Contingent Obligation includes, without limitation of the foregoing, obligations under reimbursement agreements with financial institutions (including Lenders) relating to letters of credit issued by such financial institutions for the account of Borrower.

      "CONVERSION/CONTINUATION NOTICE" is defined in Section 2.09(d).

      "CONTROLLED GROUP" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

      "CORPORATE BASE RATE" means a rate per annum equal to the corporate base rate of interest announced by First Chicago from time to time, changing when and as said corporate base rate changes.

      "DEFAULT RATE" means the rate after maturity as provided for in Section 2.11.

      "DISQUALIFIED CAPITAL STOCK" means (a) except as set forth in (b), with respect to any Person, Capital Stock of such Person that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased (including at the option of the holder thereof) by such Person or any of its Subsidiaries, in whole or in part, on or prior to the stated maturity of the securities, and (b) with respect to any Subsidiary of such Person (including with respect to any Subsidiary of the Borrower), any Capital Stock other than any common stock with no preference, privileges, or redemption or repayment provisions.

      "DOLLARS" and the sign "$" each means lawful money of the United States of America.

      "DUFF & PHELPS" means Duff & Phelps Credit Rating Co. or any Person succeeding to the securities rating business of such company.

      "ENTITLED LAND" means a parcel of Real Estate owned by the Borrower or a Subsidiary Guarantor which is to be developed primarily for residential dwelling units and which satisfies the requirements for the state and county wherein it is located as more particularly described in the Requirements for Entitled Land attached hereto as Exhibit N.

      "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

      "EQUITY INVESTMENT" means the ownership of, or participation in the ownership of, an equity interest in Real Estate or an equity interest in a Person in the business of owning, developing, improving, operating or managing Real Estate.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

      "EURODOLLAR BASE RATE" means, with respect to a Fixed Rate Advance for the relevant Eurodollar Interest Period, the rate determined by the Agent to be the rate at which deposits in U.S. dollars are offered by First Chicago to first-class banks in the London interbank market at approximately 11 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period, in the approximate amount of First Chicago's relevant Fixed Rate Loan and having a maturity approximately equal to such Eurodollar Interest Period.

      "EURODOLLAR INTEREST PERIOD" means, with respect to a Fixed Rate Advance, a period of one, two, three or six months, as available, commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Eurodollar Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter, PROVIDED, HOWEVER, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day, PROVIDED, HOWEVER, that if said next succeeding Business Day falls in a new calendar month, such Eurodollar Interest Period shall end on the immediately preceding Business Day.

      "EURODOLLAR RATE" means, with respect to a Fixed Rate Advance for the relevant Eurodollar Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Eurodollar Interest Period, divided by
(b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period, plus (ii) the Applicable Margin. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

      "EVENT" means an event, circumstance, condition or state of facts.

      "EVENT OF DEFAULT" is defined in Section 9.01.

      "EXISTING CREDIT AGREEMENT" means the Second Amended and Restated Revolving Credit Agreement, dated as of April 4, 1997, among the Company and certain of its Subsidiaries, as borrowers thereunder, First Chicago, as Agent and lender thereunder, and certain other lenders named therein.

      "FACILITIES" means Facility A and Facility B.

      "FACILITY A" means the revolving credit facility described in Section 2.01(a).

      "FACILITY A ADVANCE" means a Committed Advance pursuant to Facility A.

      "FACILITY A COMMITMENT" means, for each of the Lenders, the obligation of such Lender to make Committed Loans pursuant to Facility A and purchase participations in Facility Letters of Credit in the aggregate not exceeding the amount set forth opposite its signature below as its "Facility A Commitment", as such amount may be modified from time to time pursuant to the terms hereof.

      "FACILITY A LOAN DOCUMENTS" means this Agreement, the Notes, the Subsidiary Guaranties, the Facility Letters of Credit (and any application and/or reimbursement agreement delivered in connection therewith), the Pledge Agreement, the Greystone Assumption Agreement, any Joinder Agreements and any and all other instruments or documents delivered or to be delivered by the Borrower pursuant hereto and thereto, as such documents may be amended or modified and in effect from time to time.

      "FACILITY A OBLIGATIONS" means all unpaid principal of and accrued and unpaid interest on the Loans, all Facility Letter of Credit Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower and each Subsidiary Guarantor to the Lenders or to any Lender, the Agent or any indemnified party arising under the Facility A Loan Documents.

      "FACILITY A TERMINATION DATE" means June 30, 2002, subject, however, to earlier termination in whole of the Aggregate Commitment pursuant to the terms of this Agreement.

      "FACILITY B" means the revolving credit facility described in the Facility B Credit Agreement.

      "FACILITY B ADVANCE" means a committed advance pursuant to Facility B.

      "FACILITY B COMMITMENT" means, for each of the Lenders, the obligation of such Lender to make revolving credit loans pursuant to Facility B in the aggregate not exceeding the amount set forth opposite its signature in the Facility B Credit Agreement as its "Facility B Commitment", as such amount may be modified from time to time pursuant to the terms thereof.

      "FACILITY B CREDIT AGREEMENT" means the Revolving Credit Agreement (Facility B), dated the Agreement Date, among the Borrower, First Chicago, as Agent and a Lender thereunder, and certain other Lenders named therein, as the same may be amended, modified, renewed or restated and in effect from time to time.

     "AFACILITY B LOAN DOCUMENTS" means the AFacility B Loan Documents' as such term is defined in the Facility B Credit Agreement.

      "FACILITY B OBLIGATIONS" has the meaning set forth in the Facility B Credit Agreement.

      "FACILITY FEE" means the fee determined in accordance with the pricing grid set forth as Exhibit "K" hereto.

      "FACILITY LETTER OF CREDIT" means a letter of credit issued by an Issuer pursuant to Section 2.17.

      "FACILITY LETTER OF CREDIT FEE" means the fee identified in Section 2.17(f)(i).

      "FACILITY LETTER OF CREDIT OBLIGATIONS" means, as at the time of determination thereof, all liabilities, whether actual or contingent, of the Borrower with respect to Facility Letters of Credit, including the sum of (a) the Reimbursement Obligations and (b) the aggregate undrawn face amount of the then outstanding Facility Letters of Credit.

      "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

      "FINISHED LOT" means a parcel of Entitled Land which satisfies the requirements for Land Under Development and which the owner thereof has invested 85% or more of the cost to complete the Improvements thereon, and which: in Florida, is a lot described within a final recorded subdivision plat or agreement in lieu of plat; in California is a lot reflected on a duly recorded final subdivision map or a parcel reflected on a duly recorded parcel map and is subject to a final public subdivision report, if required, duly, validly and unconditionally issued by the California Department of Real Estate pursuant to and in accordance with the Subdivided Lands Act, Business and Professions Code
Section 11018.2; in Arizona, is a lot described in a final public subdivision report duly, validly and unconditionally issued with the Arizona Department of Real Estate pursuant to and in accordance with Arizona Revised Statute Section 32-2181 et seq.; and, in Texas, is a lot which constitutes a valid, legally subdivided lot within the meanings of the applicable laws of Texas, the County and/or the City within which it is located, and other requirements governing the subdivision of land and constitutes a lot reflected on a duly recorded plat or delineated representation of the subdivision of lands, being a complete and exact representation of the subdivision and other conformation in compliance with the requirements of all applicable sections of VTCA Local Government Code
Section 212, all the applicable local ordinances and other requirements governing the subdivision of land and approved by the appropriate Governmental Authority.

      "FIRST CHICAGO" means The First National Bank of Chicago in its individual capacity, and its successors.

      "FITCH" means Fitch Investors Service, L.P. or any Person succeeding to the securities rating business of such company.

      "FIXED RATE" means the Eurodollar Rate.

      "FIXED RATE ADVANCE" means a Committed Advance which bears interest at a Fixed Rate.

      "FIXED RATE LOAN" means a Committed Loan which bears interest at a Fixed Rate.

      "FLOATING RATE" means, for any day, a rate per annum equal to the higher of (i) the Corporate Base Rate for such day or (ii) the sum of the Federal Funds Effective Rate plus 0.5%, in each case changing when and as the Corporate Base Rate and the Federal Funds Effective Rate change.

      "FLOATING RATE ADVANCE" means a Committed Advance which bears interest at the Floating Rate.

      "FLOATING RATE LOAN" means a Committed Loan which bears interest at the Floating Rate.

      "GAAP" means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession as in effect from time to time.

      "GOVERNMENTAL AUTHORITY" means any foreign governmental authority, the United States of America, any state of the United States of America and any subdivision of any of the foregoing, and any agency, department, commission, board, authority or instrumentality, bureau or court having jurisdiction over the Lender, the Borrower, any Subsidiaries of the Borrower or any of their respective properties.

      "GREYSTONE" means Pacific Greystone Corporation, a Delaware corporation, and its successors.

      "GREYSTONE ASSUMPTION AGREEMENT" means an agreement, in form and substance substantially similar to the form attached hereto as Exhibit "L", executed by Greystone and each of Greystone's Subsidiaries which does not become a Subsidiary Guarantor on or prior to the Closing Date, pursuant to which Greystone and such non-guaranteeing Subsidiaries become Borrowers hereunder.

      "HAZARDOUS SUBSTANCES" means any toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCBs, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss. 9061 ET SEQ., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act 49 U.S.C. ss. 1802 ET SEQ., hazardous wastes identified in or pursuant to The Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 ET SEQ., any chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. ss. 2601 ET SEQ., any "toxic pollutant" under the Clean Water Act, 33 U.S.C. ss. 466 ET SEQ., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C. ss. 7401 ET SEQ., and any hazardous or toxic substance or pollutant regulated under any other applicable federal, state or local Environmental Laws.

      "HOUSING UNIT" means a residential housing unit that is (or, upon completion of construction thereof, will be) available for sale.

      "HOUSING UNIT CLOSING" means a closing of the sale of a Housing Unit by the Borrower to a bona fide purchaser for value that is not an Affiliate of the Borrower.

      "HOUSING UNIT UNDER CONTRACT" means a Housing Unit owned by the Borrower as to which the Borrower has a bona fide contract of sale, in a form customarily employed by the Borrower and reasonably satisfactory to the Agent, entered into not more than 15 months prior to the date of determination with a Person who is not an Affiliate of the Borrower, under which contract no defaults then exist; PROVIDED, HOWEVER, that in the case of any Housing Unit the purchase of which is to be financed in whole or in part by a loan insured by the Federal Housing Administration or guaranteed by the Veterans Administration, the minimum downpayment shall be the amount (if any) required under the rules of the relevant agency.

      "IMPROVEMENTS" means on and off-site development work, including but not limited to filling to grade, main water distribution and sewer collection systems and drainage system installation, paving, and other improvements necessary for the use of residential dwelling units and as required pursuant to development agreements which may have been entered into with Governmental Authorities.

      "INDEBTEDNESS" of any Person means, without duplication, (a) all liabilities and obligations, contingent or otherwise, of such Person, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of its business that would constitute ordinarily a trade payable to trade creditors, (iv) evidenced by bankers' acceptances, (v) consisting of obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (vi) consisting of Capitalized Lease Obligations, (vii) consisting of liabilities and obligations under any sales/leaseback and receivable sales transactions, or (viii) consisting of a letter of credit, other than a Performance Letter of Credit, or a reimbursement obligation of such Person with respect to any letter of credit; (b) all net obligations of such Person under interest swap and hedging obligations; (c) all liabilities and obligations of others of the kind described in the preceding clauses (a) or (b) that such Person has guaranteed or that is otherwise its legal liability or which are secured by any assets or property of such Person and all obligations to purchase, redeem or acquire any Capital Stock, other than liability under executory contracts to purchase Capital Stock; and (d) obligations of such Person to purchase securities or other property arising out of or in connection with the sale of the same or substantially similar securities or property. With respect to the Borrower, Indebtedness includes, without limitation of the foregoing, all Obligations.

      "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement dated as of October 31, 1997, by and among the Borrower, the Agent, the Lenders, UAMC, UAMC Asset Corp. and certain lenders to UAMC and UAMC Asset Corp., as the same may be amended, modified, supplemented or restated from time to time.

      "INTEREST COVERAGE RATIO" of the Borrower on any date means the ratio of
(i) Consolidated EBITDA for the four fiscal quarters ended on such date to (ii) total Consolidated Interest Incurred of the Borrower for such fiscal quarters.

      "INTEREST PERIOD" means a Eurodollar Interest Period.

      "INVESTMENT" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, membership interests, notes, debentures or other securities of any other Person made by such Person.

      "INVITATION FOR COMPETITIVE BID QUOTES" means an Invitation for Competitive Bid Quotes, substantially in the form of Exhibit "I" hereto, completed and delivered by the Agent to the Lenders in accordance with Section 2.03(c).

      "ISSUANCE DATE" is defined in Section 2.17(c)(i).

      "ISSUANCE NOTICE" is defined in Section 2.17(c)(iii).

      "ISSUER" means, with respect to each Facility Letter of Credit, First Chicago or such other Lender selected by the Borrower with the approval of the Agent to issue such Facility Letter of Credit so long as such other Lender consents to act in such capacity.

      "JOINDER AGREEMENT" means an agreement, in form and substance substantially similar to the form attached hereto as Exhibit "G", executed by a future Subsidiary of the Company, pursuant to which such Subsidiary becomes a Borrower hereunder.

      "JOINT VENTURE" means a joint venture (whether in the form of a corporation, a partnership, limited liability company or otherwise) (i) to which the Borrower or a Joint Venture Subsidiary is or becomes a party (other than the tenancies in common listed in Schedule VI annexed hereto), (ii) whether or not Borrower is required to consolidate the joint venture in its financial statements in accordance with GAAP, and (iii) in which the Borrower has or will have a total investment exceeding $25,000 or which has total assets plus contingent liabilities exceeding $100,000. For the purposes of this definition, the "Borrower" includes the Company and Greystone and their respective Subsidiaries, and the Borrower's investment in a joint venture shall be deemed to include any Securities of the joint venture owned by the Borrower, any loans, advances or accounts payable to the Borrower from the joint venture, any commitment, arrangement or other agreement by the Borrower to provide funds or credit to the joint venture and the Borrower's share of the undistributed profits of the joint venture.

      "JOINT VENTURE SUBSIDIARY" means a Subsidiary of the Company which is a partner, shareholder or other equity owner in a Joint Venture which is not a Borrower.

      "LAND UNDER DEVELOPMENT" means Entitled Land upon which construction of Improvements has commenced but not been completed and for which: (a) to the extent required, a performance bond, surety or other security has been issued to and in favor of and unconditionally accepted by each local agency and all relevant Governmental Authorities, including any municipal utility district in which the Real Estate is situated with regard to all work to be performed pursuant to each and all of said subdivision improvement agreements or other agreements; (b) all necessary plans have been approved by all relevant Governmental Authorities for the installation of any and all Improvements required to be installed upon such Real Estate; (c) all necessary permits have been issued for the installation of said Improvements; and (d) utility services necessary for construction of Improvements and residential dwelling units and the operation thereon for the purpose intended will be available to such Real Estate upon completion of the Improvements and there exists a binding obligation on the part of each and every utility company to deliver necessary utility services to such Real Estate.

      "LENDERS" means the lending institutions listed on the signature pages of this Agreement and the respective successors and permitted assigns of such lending institutions.

      "LENDING INSTALLATION" means, with respect to a Lender or the Agent, any office, branch, subsidiary or affiliate of such Lender or the Agent.

      "LETTER OF CREDIT" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

      "LETTER OF CREDIT COMMITMENT" means, for each Lender, the obligation of such Lender to participate in Facility Letters of Credit in an amount not exceeding the lesser of (i) its Pro Rata Share of the Aggregate Letter of Credit Commitment or (ii) its Pro Rata Share of the unused amount of the Aggregate Facility A Commitment.

      "LETTER OF CREDIT COLLATERAL ACCOUNT" is defined in Section 2.17(g).

      "LETTER OF CREDIT REQUEST" is defined in Section 2.17(c)(1).

      "LIEN" means any lien (statutory or other), mortgage (including, without limitation, purchase money mortgages), pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

      "LIMITED PURPOSE FINANCE SUBSIDIARIES" means the limited purpose finance subsidiaries as identified on the financial statements referred to in Section 4.03.

      "LLP" means Lennar Land Partners, a Florida general partnership.

      "LLP CREDIT AGREEMENT" means the Revolving Credit Agreement, dated as of the Agreement Date, among LLP and certain Subsidiaries and joint ventures of LLP, as guarantors thereunder, First Chicago as agent and lender thereunder, and certain other lenders named therein.

      "LLP LOANS" means all Indebtedness of LLP pursuant to the LLP Credit Agreement and the other "Loan Documents" as defined therein.

      "LLP LOANS GUARANTY" means the Guaranty, dated the Agreement Date, executed by the Borrower in favor of the lenders under the LLP Credit Agreement pursuant to which the Borrower and LNR have unconditionally, jointly and severally guaranteed payment of the LLP Loans, including any amendment, modification, renewal, restatement or replacement thereof.

      "LLP PARTNER" means Lennar Land Partners Sub, Inc., a Delaware corporation, a Wholly-Owned Subsidiary of the Company which holds a 50% interest in LLP.

      "LLP PARTNERSHIP AGREEMENT" means the Partnership Agreement, dated October 24, 1997, between LLP Partner and LNR Partner forming LLP, as the same may, if permitted hereunder, be amended, modified or restated.

      "LNR" means LNR Property Corporation, a Delaware corporation, and its successors.

      "LNR LOANS GUARANTIES" means the guaranties executed by the Company, guaranteeing payment of Indebtedness of LNR.

      "LNR PARTNER" means LNR Land Partners Sub, Inc., a Delaware corporation, an indirect Wholly-Owned Subsidiary of LNR which holds a 50% interest in LLP.

      "LOAN" means, with respect to a Lender, a loan made by such Lender pursuant to Article II (and, in the case of a Committed Loan, any conversion or continuation thereof).

      "LOAN DOCUMENTS" means the Facility A Loan Documents and the Facility B Loan Documents.

      "MARLBOROUGH SUBSIDIARIES" means collectively, Marlborough Development Corporation, an Arizona corporation, Marlborough Financial Corporation, a California corporation, and Marlborough Mortgage Corporation, a California corporation.

      "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the business, properties, assets, condition (financial or otherwise), results of operations, or prospects of (a) the Company and the other entities comprising the Borrower and the Subsidiary Guarantors, taken as a whole, or (b) if so specified, any entity comprising the Borrower or any Subsidiary Guarantor, PROVIDED that the consummation of the transactions referred to in the definition of "Reorganization" herein shall be deemed not to result in a material adverse effect under this clause (i), (ii) the ability of the Borrower or any Subsidiary Guarantor to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent or the Lenders thereunder.

      "MATURITY DATE" means the date upon which the outstanding principal amount of the Notes, all accrued but unpaid interest thereon, and all other Facility A Obligations become due and payable, whether as a result of the occurrence of the stated maturity date or the acceleration of maturity pursuant to the terms of any of the Facility A Loan Documents.

      "MAXIMUM LEVERAGE RATIO" is defined in Section 7.02.

      "MERGER" means the merger of the Company with and into Greystone pursuant to the Merger Agreement.

      "MERGER AGREEMENT" means the Plan and Agreement of Merger dated as of June 10, 1997, between Greystone and the Company.

      "MINIMUM INTEREST COVERAGE RATIO" means an Interest Coverage Ratio of not less than two (2) to one (1).

      "MOODY'S" means Moody's Investors Service, Inc. or any Person succeeding to the securities rating business of such company.

      "MONTHLY PAYMENT DATE" means the first day of each calendar month.

      "MORTGAGE" means any mortgage, deed of trust or other security deed in Real Estate, or in rights or interests, including leasehold interests, in Real Estate.

      "MORTGAGE BANKING SUBSIDIARY" means a Subsidiary which is engaged or hereafter engages in the mortgage banking business, including the origination, servicing, packaging and/or selling of mortgages on residential single- and multi-family dwellings and/or commercial property, and in any event shall include AFSI and UAMC.

      "MORTGAGE BANKING SUBSIDIARIES NOTE" means the promissory note dated the Closing Date, in the principal amount of $150,000,000 executed by the Mortgage Banking Subsidiaries as joint makers payable to the order of the Company which is to be held by the Agent pursuant to Section 6.09. The Mortgage Banking Subsidiaries Note shall be in form and substance as provided in Exhibit "D" attached hereto.

      "MULTIEMPLOYER PLAN" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

      "NET BOOK VALUE" means, with respect to an asset owned by a Borrower, the gross investment of that Borrower in the asset, less all reserves (including loss reserves and reserves for depreciation) attributable to that asset, all determined in accordance with GAAP consistently applied.

      "NET PROCEEDS" means, in connection with the sale of any asset by the Borrower, the gross sales price less (A) all bona fide prorations and adjustments to the sales price required to be made pursuant to the terms of the sales contract and (B) the aggregate amount of bona fide closing costs due to any Person, PROVIDED that if such closing costs are due to an Affiliate of the Borrower, such costs comply with Section 7.12.

      "NET WORTH" means, at any date, the amount of consolidated stockholders' equity of the Company and its consolidated Subsidiaries as shown on its balance sheet as of such date in accordance with GAAP.

      "NOTES" means, collectively, the Committed A Notes, the Competitive Bid Notes and the Swing Line Note; and "Note" means any one of the Notes.

      "NOTICE OF ASSIGNMENT" is defined in Section 12.03(b).

      "OBLIGATIONS" means the Facility A Obligations and the Facility B Obligations.

      "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

      "PARTICIPANTS" is defined in Section 12.02.

      "PERFORMANCE LETTER OF CREDIT" means a letter of credit issued to a governmental authority or quasi-governmental agency to insure the completion by the Borrower of a development of land improvements or to insure payment by the Borrower of escrow accounts.

      "PERMITTED LIENS" means (a) Liens existing on the date of this Agreement and described on Schedule "VIII" hereto; (b) Liens imposed by governmental authorities for taxes, assessments or other charges not yet subject to penalty or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP; (c) statutory liens of carriers, warehousemen, mechanics, materialmen, landlords, repairmen or other like Liens arising by operation of law in the ordinary course of business provided that (i) the underlying obligations are not overdue for a period of more than 30 days or (ii) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP; (d) Liens securing the performance of bids, trade contracts (other than borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (e) easements, rights-of-way, zoning, similar restrictions and other similar encumbrances or title defects which, singly or in the aggregate, do not in any case materially detract from the value of the Real Estate subject thereto (as such Real Estate is used by the Borrower or any of its Subsidiaries) or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries; (f) Liens arising by operation of law in connection with judgments, only to the extent, for an amount and for a period not resulting in a default with respect thereto; (g) pledges or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security legislation; (h) Liens securing Indebtedness of a Person existing at the time such Person becomes a Subsidiary or is merged with or into the Borrower or a Subsidiary or Liens securing Indebtedness incurred in connection with an acquisition of Real Property, PROVIDED that (1) such Liens were in existence prior to the date of such acquisition, merger or consolidation, were not incurred in anticipation thereof, and do not extend to any other assets or (2) such Liens are granted to the seller of such Real Property to secure the purchase price therefor; (i) Liens securing Indebtedness incurred to refinance any Indebtedness that was previously so secured and permitted hereunder in a manner no more adverse to the Lenders than the terms of the Liens securing such refinanced Indebtedness; and (j) Liens securing the Obligations.

      "PERSON" means any natural person, corporation, firm, enterprise, trust, association, company, partnership, limited liability company, joint venture or other entity or organization, or any government or political subdivision or any agency, department, or instrumentality thereof.

      "PLAN" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

      "PLEDGE AGREEMENT" means the Pledge Agreement substantially in the form of Exhibit "F" hereto, including any amendment, modification, renewal or restatement thereof.

      "PROJECT" means a parcel of Real Estate, owned by the Borrower or a Subsidiary Guarantor which is to be developed or sold as part of a common scheme.

      "PRO RATA SHARE" means, for each Lender, the ratio that such Lender's Facility A Commitment bears to the Aggregate Facility A Commitment.

      "PURCHASERS" is defined in Section 12.03(a).

      "QUARTERLY PAYMENT DATE" means the first day of each April, July, October and January.

      "RATING AGENCY" means any one of Duff & Phelps, Fitch, Moody's or S&P.

      "RATINGS" means a rating of the Company's senior unsecured long-term debt from one or more of the Rating Agencies.

      "REAL ESTATE" means land, rights in land and interests therein (including, without limitation, leasehold interests), and equipment, structures, improvements, furnishings, fixtures and buildings (including a mobile home of the type usually installed on a developed site) located on or used in connection with land, rights in land or interests therein (including leasehold interests), but shall not include Mortgages or interests therein.

      "RECENT BALANCE SHEET" is defined in Section 4.05.

      "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

      "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

      "REIMBURSEMENT OBLIGATIONS" means, at any time, the aggregate of the Obligations of the Borrower to the Lenders, the Issuers and the Agent in respect of all unreimbursed payments or disbursements made by the Lenders, the Issuers and the Agent under or in respect of the Facility Letters of Credit.

      "REORGANIZATION" means (i) the formation of LNR, (ii) the transfer to LNR of all of the business and assets of the Company's Asset Management Division and that portion of the Company's Financial Services Division relating to the servicing, acquisition and management of commercial mortgages and real estate,
(iii) the distribution to the shareholders of the Company of all of the capital stock of LNR, (iv) the transfer by LLP Partner to LLP of the Real Estate described on

Schedule VII hereto in exchange for a 50% general partnership interest in LLP, and (v) the Company's merger with and into Greystone.

      "REORGANIZATION DOCUMENTS" means the (i) Spin-Off Agreement, (ii) the LLP Partnership Agreement, (iii) the Merger Agreement, (iv) the IRS Ruling dated August 14, 1997, with respect to the Spin-Off Agreement, (v) the Registration Statement on Form S-4 filed by Greystone with the Securities and Exchange Commission on September 15, 1997 and as declared effective on September 30, 1997 pertaining to the Reorganization, and all amendments thereto and (vi) all other documents which are an integral part of the Reorganization.

      "REPORTABLE EVENT" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, PROVIDED, HOWEVER, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

      "REQUIRED LENDERS" means Lenders in the aggregate having at least 66 2/3% of the Aggregate Facility A Commitment or, if the Aggregate Facility A Commitment has been terminated, Lenders in the aggregate holding at least 66 2/3% of the sum of (i) the aggregate unpaid principal amount of the outstanding Loans PLUS (ii) the Facility Letter of Credit Obligations.

      "RESERVE REQUIREMENT" means, with respect to a Eurodollar Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

      "REVOLVING COMMITMENT" means, for each Lender, the obligation of such Lender to make Committed Loans not exceeding its Pro Rata Share of the Aggregate Facility A Commitment.

      "SECTION" means a numbered section of this Agreement, unless another document is specifically referenced.

      "SECURITIES" of any Person means equity securities and debt securities and any other instrument commonly understood to be a security issued by that Person.

      "SINGLE EMPLOYER PLAN" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

      "SPIN-OFF AGREEMENT" means the Separation and Distribution Agreement, dated as of June 10, 1997, between the Company and Greystone, as the same may, if permitted hereunder, be amended, modified or restated.

      "S&P" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., and any Person succeeding to the securities rating business of such company.

      "STI" means Strategic Technologies, Inc., a Florida corporation.

      "SUBORDINATED DEBT" means any Indebtedness of any entity comprising the Borrower which by its terms is subordinated, in form and substance and in a manner satisfactory to the Required Lenders, in time and right of payment to the prior payment in full of the Obligations, but which in any event matures after the Facility A Termination Date.

      "SUBSIDIARY" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

      "SUBSIDIARY GUARANTOR" means a Subsidiary of the Company or Greystone which has executed a Subsidiary Guaranty.

      "SUBSIDIARY GUARANTY" means a guaranty, in substantially the form of Exhibit "B" hereto, including any amendment, modification, renewal, restatement or replacement thereof.

      "SWING LINE BANK" means First Chicago or any other Lender as a successor Swing Line Bank.

      "SWING LINE COMMITMENT" means the obligation of the Swing Line Bank to make Swing Line Loans up to a maximum of $15,000,000 at any one time outstanding.

      "SWING LINE LOAN" means a Loan made available to the Borrower by the Swing Line Bank pursuant to Section 2.04 hereof.

      "SWING LINE NOTE" means a promissory note, in substantially the form of Exhibit "A-3" hereto, duly executed by the Borrower and payable to the order of the Swing Line Bank in the amount of its Swing Line Commitment, including any amendment, modification, renewal, restatement or replacement of such note and evidencing such Lender's Swing Line Loans.

      "TANGIBLE NET WORTH" means, at any date, Net Worth less the aggregate amount of all goodwill and other assets that are properly classified as "intangible assets" at such date in accordance with GAAP.

      "TITLE COMPANIES" means collectively, Lennar Title Services, Inc., TitleAmerica Insurance Corporation, Regency Title Company and Universal Title Insurance Inc.

      "TRANSFEREE" is defined in Section 12.03(c).

      "TYPE" means, with respect to any Facility A Advance, its nature as a Floating Rate Advance or Fixed Rate Advance.

      "UAMC" means Universal American Mortgage Company.

      "UNFUNDED LIABILITIES" means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans.

      "UNIMPROVED ENTITLED LAND" means Entitled Land upon which no Improvements have been commenced.

      "UNMATURED DEFAULT" means an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

      "WHOLLY-OWNED SUBSIDIARY" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

      SECTION 1.02. COMPUTATION OF TIME PERIODS. For the purposes of this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each means "to but excluding" and the word "through" means "to and including".

      SECTION 1.03. ACCOUNTING TERMS. All accounting terms used and not specifically defined herein shall be construed in accordance with GAAP. All references herein to GAAP shall be deemed to refer to those principles; PROVIDED, HOWEVER, that notwithstanding the requirements imposed by GAAP which require the consolidation of the operations of the Mortgage Banking Subsidiaries with the operations of the Borrower, for the purposes of the calculations set forth in Article VII hereof, the operations of such Subsidiary shall be so included only as specifically provided for herein.

                                   ARTICLE II

                                   THE CREDITS

      SECTION 2.01. COMMITMENTS.

      (a) FACILITY A REVOLVING COMMITMENT. On and after the Closing Date and prior to the Facility A Termination Date, upon the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties of Borrower herein set forth: (i) each Lender severally agrees to make Committed Advances to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Facility A Commitment, and (ii) each Lender may, in its sole discretion, make bids to make Competitive Bid Loans to the Borrower in accordance with Section 2.03; PROVIDED that (A) if any Competitive Bid Loans are outstanding and/or any Facility Letters of Credit are issued and outstanding or drawn and unreimbursed, the aggregate availability under the Facility A Commitments of the Lenders shall be reduced by the aggregate amount of such Competitive Bid Loans and of such Facility Letters of Credit for as long as, and to the extent that, they remain outstanding or unreimbursed, and the availability under the Facility A Commitment of each Lender shall accordingly be reduced on a PRO RATA basis in accordance with its Pro Rata Share, and (B) in no event may the aggregate principal amount of all outstanding Facility A Advances, Competitive Bid Advances and Swing Line Loans and the aggregate amount of all Facility Letter of Credit Obligations exceed the Aggregate Facility A Commitment; AND PROVIDED FURTHER, HOWEVER, that the outstanding Competitive Bid Advances and Swing Line Loans of any Lender shall not reduce the availability under such Lender's Facility A Commitment. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow under Facility A at any time prior to the Facility A Termination Date. The Facility A Commitments to lend hereunder shall expire on the Facility A Termination Date.

      (b) LETTER OF CREDIT COMMITMENT. On and after the Closing Date and prior to the Facility A Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, to participate in Facility Letters of Credit issued for the account of the Borrower pursuant to
Section 2.17; PROVIDED that in no event may the aggregate amount of all Facility Letter of Credit Obligations exceed the lesser of (i) the Aggregate Letter of Credit Commitment, or (ii) an amount equal to the Aggregate Facility A Commitment minus the sum of all outstanding Advances and all outstanding Swing Line Loans.

      (c) ADVANCES AND PARTICIPATIONS PRO RATA. Each Committed Advance and each purchase of a Facility Letter of Credit participation hereunder shall be made by the several Lenders ratably in accordance with their respective Pro Rata Shares.

      SECTION 2.02. TYPES OF ADVANCES; MANDATORY PRINCIPAL PAYMENTS; FINAL
                    MATURITY.

      (a) The Committed Advances may be Floating Rate Advances or Fixed Rate Advances, or a combination thereof, selected by the Borrower in accordance with
Section 2.09; PROVIDED, HOWEVER, that there shall not be more than five (5) Facility A Advances which are Fixed Rate Advances outstanding at any time.

      (b) The Borrower shall prepay the principal of the Committed A Notes in the amount, and promptly upon its receipt, of any principal payment made with respect to the Mortgage Banking Subsidiaries Note from and after the date the Agent is granted a security interest therein pursuant to Section 8.01; PROVIDED, HOWEVER, that if the Company does not designate which of the Facilities is to be reduced by such prepayment, the prepayment shall be applied first to any Obligations outstanding under Facility B and then to any Obligations outstanding under Facility A.

      (c) All Facility A Obligations shall be due and payable by the Borrower on the Facility A Termination Date or shall become due and payable pursuant to
Section 9.02 below.

      (d) Except as provided above in this Section or elsewhere in this Agreement or in the Facility B Credit Agreement, the Company may direct the Agent to apply prepayments of the Obligations against either of the Facilities.

      SECTION 2.03. COMPETITIVE BID ADVANCES.

      (a) COMPETITIVE BID OPTION; REPAYMENT OF COMPETITIVE BID ADVANCES; AGGREGATE LIMITATION. In addition to Committed Advances pursuant to Section 2.01, but subject to the terms and conditions of this Agreement (including, without limitation, the limitation set forth in Section 2.01 as to the maximum aggregate principal amount of all outstanding Advances hereunder), the Borrower may, as set forth in this Section 2.03, request the Lenders, prior to the Facility A Termination Date, to make offers to make Competitive Bid Advances to the Borrower. Each Lender may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03. Competitive Bid Advances shall be evidenced by the Competitive Bid Notes. Each Competitive Bid Advance shall be repaid in full by the Borrower in accordance with the repayment terms contained in the Competitive Bid Quote to which it relates. The maximum principal amount of Competitive Bid Loans outstanding at any time shall not exceed fifty percent (50%) of the Aggregate Commitment.

      (b) COMPETITIVE BID QUOTE REQUEST. When the Borrower wishes to request offers to make Competitive Bid Loans under this Section 2.03, the Borrower shall transmit to the Agent by telex or facsimile transmission a Competitive Bid Quote Request so as to be received not later than (x) 10:00 a.m. (Chicago time) at least five Business Days prior to the Borrowing Date proposed therein (or such other time or date as the Borrower and the Agent shall have mutually agreed upon), specifying:

            (i) the proposed Borrowing Date for the proposed Competitive Bid Advance;

            (ii) the aggregate principal amount of such Competitive Bid Advance, which shall be in the minimum amount of $10,000,000 (and in multiples of $1,000,000 if in excess thereof); and

            (iii) the maturity date of the Competitive Bid Advance, which shall not be more than 30 days from the making of such Advance.

No Competitive Bid Quote Request shall be given within five Business Days (or, upon reasonable prior notice to the Lenders, such other number of days as the Borrower and the Agent may agree upon) of any other Competitive Bid Quote Request. A Competitive Bid Quote Request that does not conform substantially to the format of Exhibit "H" hereto shall be rejected, and the Agent shall promptly notify the Borrower of such rejection by telex or facsimile transmission.

      (c) INVITATION FOR COMPETITIVE BID QUOTES. Promptly upon receipt of a Competitive Bid Quote Request that is not rejected pursuant to Section 2.03(b), the Agent shall send to each of the Lenders by telex or facsimile transmission an Invitation for Competitive Bid Quotes, which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this Section 2.03.

      (d)   SUBMISSION AND CONTENTS OF COMPETITIVE BID QUOTES.

            (i) Each Lender may, in its sole discretion, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this Section 2.03(d) and must be submitted to the Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 13.01 not later than (i) 1:00 p.m. (Chicago time) at least four Business Days prior to the proposed Borrowing Date (or such other time or date as the Borrower and the Agent shall have mutually agreed upon); PROVIDED that Competitive Bid Quotes submitted by the Agent (or any Affiliate of the Agent) in the capacity of a Lender may be submitted, and may only be submitted, if the Agent or such Affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than fifteen minutes prior to the deadline for the other Lenders. Subject to Article IV and Section 13.06, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

            (ii) Each Competitive Bid Quote shall in any case specify:

            (A) the proposed Borrowing Date, which shall be the same as that set forth in the applicable Invitation for Competitive Bid Quotes;

            (B) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount (1) may be greater than, less than or equal to the Facility A Commitment of the quoting Lender, but in no case greater than fifty percent (50%) of the unutilized Aggregate Facility A Commitment, (2) must be at least $10,000,000 (and an integral multiple of $1,000,000 if in excess thereof), (3) may not exceed the principal amount of Competitive Bid Loans for which offers were requested, and
                  (4) may be subject to an aggregate limitation as to the principal amount of Competitive Bid Loans for which offers being made by such quoting Lender may be accepted;

            (C) the minimum or maximum amount, if any, of the Competitive Bid Loan which may be accepted by the Borrower;

            (D) the proposed interest rate and repayment terms to be applicable to the Competitive Bid Loan; and

            (E) the identity of the quoting Lender.

            (iii) The Agent shall reject any Competitive Bid Quote that:

            (A) is not substantially in the form of Exhibit "J" hereto or does not specify all of the information required by Section 2.03(d)(ii);

            (B) contains qualifying, conditional or similar language, other than any such language contained in Exhibit "J" hereto;

            (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bid Quotes; or

            (D)   arrives after the time set forth in Section 2.03(d)(i).

            (iv) If any Competitive Bid Quote shall be rejected pursuant to
      Section 2.03(d)(iii), then the Agent shall notify the relevant Lender of such rejection as soon as practicable.

      (e) NOTICE TO BORROWER. The Agent shall promptly notify the Borrower of the terms (i) of any Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.03(d) and (ii) of any Competitive Bid Quote that is in accordance with Section 2.03(d) and amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Agent's notice to the Borrower shall specify the aggregate principal amount of Competitive Bid

Loans for which offers have been received and the respective principal amounts and interest rates so offered.

      (f) ACCEPTANCE AND NOTICE BY BORROWER. Subject to the receipt of the notice from the Agent referred to in Section 2.03(e), not later than 10:00 a.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date (or such other time or date as the Borrower and the Agent shall have mutually agreed upon), the Borrower shall notify the Agent of the Borrower's acceptance or rejection of the offers so notified to it pursuant to Section 2.03(e); PROVIDED, HOWEVER, that the failure by the Borrower to give such notice to the Agent shall be deemed to be a rejection by the Borrower of all such offers. In the case of acceptance, such notice (a "Competitive Bid Borrowing Notice") shall specify the aggregate principal amount of offers that are accepted. The Borrower may accept or reject any Competitive Bid Quote in whole or in part (subject to the terms of Section 2.03(d)(ii)(C)); PROVIDED THAT:

            (i) the aggregate principal amount of each Competitive Bid Advance may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

            (ii) the principal amount of each Competitive Bid Advance must be at least $10,000,000 (and an integral multiple of $1,000,000 if in excess thereof);

            (iii) acceptance of offers may only be made on the basis of ascending interest rates; and

            (iv)  the Borrower may not accept any offer of the type described in
                  Section 2.03(d)(iii) or that otherwise fails to comply with the requirements of this Agreement in respect of obtaining a Competitive Bid Loan under this Agreement.

      (g) ALLOCATION BY THE AGENT. If offers are made by two or more Lenders with the same interest rates for a greater aggregate principal amount than the amount in respect of which offers are permitted to be accepted, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Agent among such Lenders as nearly as possible (in such multiples as the Agent may deem appropriate) in proportion to the aggregate principal amount of such offers; PROVIDED, HOWEVER, that no Lender shall be allocated a portion of any Competitive Bid Advance which is less than the minimum amount which such Lender has indicated that it is willing to accept. Allocations by the Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Agent shall promptly, but in any event by 11:00 a.m. (Chicago time) on the same Business Day, notify each Lender of its receipt of a Competitive Bid Borrowing Notice and the aggregate principal amount of each Competitive Bid Advance allocated to each participating Lender.

      (h) ADMINISTRATION FEE. The Borrower hereby agrees to pay to the Agent an administration fee of $2,500 per Competitive Bid Quote Request transmitted by the Borrower to the Agent pursuant to Section 2.03(b). Such administration fee shall be payable in arrears on each Monthly Payment Date hereafter and on the Facility A Termination Date (or such earlier date on which the Aggregate Facility A Commitment shall terminate or be canceled) for any period then ending for which such administration fee, if any, shall not have been theretofore paid.

      SECTION 2.04. SWING LINE LOANS. In addition to Advances pursuant to Sections 2.01 and 2.03, but subject to the terms and conditions of this Agreement (including but not limited to those limitations set forth in Section
2.01 and 2.03), the Swing Line Bank agrees to make the Swing Line Loans to the Borrower in accordance with this Section 2.04 up to the amount of the Swing Line Commitment; PROVIDED, HOWEVER, that the aggregate amount of the Swing Line Bank's ratable Loans made pursuant to Section 2.01 and Swing Line Loans outstanding (after giving effect to any concurrent repayment of Loans) at such time shall not exceed the Swing Line Bank's Facility A Commitment. Amounts borrowed under this Section 2.04 may be borrowed, repaid and reborrowed to, but not including, the Facility A Termination Date. All outstanding Swing Line Loans shall bear interest at the Floating Rate.

      (a) SWING LINE REQUEST. The Borrower may request a Swing Line Loan from the Swing Line Bank on any Business Day before the Facility A Termination Date by giving the Agent and the Swing Line Bank notice by 12:00 noon (Chicago time) on such Borrowing Date specifying the aggregate amount of such Swing Line Loan, which shall be an amount not less than $500,000. The Agent shall promptly notify each Lender of such request.

      (b) MAKING OF SWING LINE LOANS. The Swing Line Bank shall, no later than 2:00 p.m. on such Borrowing Date, make the funds for such Swing Line Loan available to the Borrower at the Agent's address, or at such other place as indicated in written money transfer instructions from the Borrower, signed by an Authorized Officer.

      (c) SWING LINE NOTES. The Swing Line Loans shall be evidenced by the Swing Line Note and each Swing Line Loan shall be paid in full by the Borrower on or before the earlier of the fifth Business Day after the Borrowing Date for such Swing Line Loan or the Facility A Termination Date.

      (d) REPAYMENT OF SWING LINE LOANS. The Borrower may at any time pay, without penalty or premium, all outstanding Swing Line Loans, or, in a minimum amount of $500,000, any portion of the outstanding Swing Line Loans upon notice to the Agent and the Swing Line Bank. In addition, the Agent: (i) may at any time in its sole discretion or (ii) shall on the fifth Business Day after the Borrowing Date for such Swing Line Loan, require the Lenders (including the Swing Line Bank) to make a Facility A Advance at the Floating Rate plus the Applicable Margin in an amount up to the amount of Swing Line Loans outstanding on such date for the purpose of repaying Swing Line Loans; PROVIDED, HOWEVER, that the obligation of each Lender to make any such Advance is subject to the condition that the Swing Line Bank believed in good faith that all conditions under Section 5.02 were satisfied at the time the Swing Line Loan was made. If the Swing Line Bank receives notice from any Lender that a condition under
Section 5.02 has not been satisfied, no Swing

Line Loans shall be made until (a) such notice is withdrawn by that Lender or
(b) the Required Lenders have waived satisfaction of any such condition. The Lenders shall deliver the proceeds of such Advance to the Agent by 12:00 noon (Chicago time) on the applicable Borrowing Date for application to the Swing Line Bank's outstanding Swing Line Loans. Subject to the proviso contained in the second sentence of this Section 2.04(d), each Lender's obligation to make available its Pro Rata Share of the Facility A Advance referred to in this Section shall be absolute and unconditional and shall not be affected by any circumstances, including without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Bank, or anyone else, (ii) the occurrence or continuance of an Event of Default or Unmatured Default, (iii) any adverse change in the condition (financial or otherwise) of the Borrower or (iv) any Event whatsoever. If for any reason a Lender does not make available its Pro Rata Share of the foregoing Advance, such Lender shall be deemed to have unconditionally and irrevocably purchased from the Swing Line Bank, without recourse or warranty, an undivided interest and participation in each Swing Line Loan then being repaid, equal to its Pro Rata Share of all such Swing Line Loans being repaid, so long as such purchase would not cause such Lender to exceed its Facility A Commitment. If any portion of any amount paid (or deemed paid) to the Agent is recovered by or on behalf of the Borrower from the Agent in bankruptcy or otherwise, the loss of the amount so recovered shall be shared ratably among all Lenders in accordance with their respective Pro Rata Shares.

      SECTION 2.05. OPTIONAL PRINCIPAL PAYMENTS. The Borrower may from time to time pay, without penalty or premium, all outstanding Floating Rate Advances, or, in a minimum aggregate amount of $100,000 or any integral multiple of $100,000 in excess thereof, any portion of the outstanding Floating Rate Advances upon one Business Day's prior notice to the Agent. A Fixed Rate Advance may not be paid prior to the last day of the applicable Interest Period.

      SECTION 2.06. FACILITY FEE AND REDUCTION OF FACILITY A COMMITMENTS.

      (a The Borrower agrees to pay to the Agent for the account of each Lender a Facility Fee per annum on the amount of such Lender's Facility A Commitment from the Closing Date to and including the Facility A Termination Date, payable in arrears on each Quarterly Payment Date thereafter and on the Facility A Termination Date. Such Facility Fee shall be determined on the first day of each fiscal quarter in accordance with the pricing grid set forth as Exhibit "K" hereto.

      (b The Borrower may permanently reduce the Aggregate Facility A Commitment in whole, or in part ratably among the Lenders in integral multiples of $5,000,000, upon at least three Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction, PROVIDED, HOWEVER, that the amount of the Aggregate Facility A Commitment may not be reduced below the aggregate principal amount of the outstanding Advances, Facility Letter of Credit Obligations and Swing Line Loans. All accrued Facility Fees under this
Section 2.06 shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder. The fees payable under this
Section 2.06, once paid, shall not be refundable for any reason.

      SECTION 2.07. METHOD OF BORROWING. Not later than noon (Chicago time) on each Borrowing Date, each Lender shall make available its Loan or Loans, in funds immediately available in Chicago to the Agent at its address specified pursuant to Section 13.01. The Agent will make the funds so received from the Lenders available to the Borrower by deposit into Account No. 5801117 maintained by the Borrower at First Chicago.

      SECTION 2.08. METHOD OF SELECTING TYPES AND INTEREST PERIODS FOR ADVANCES.

      (a The Borrower shall select the Type of Advance and, in the case of each Fixed Rate Advance, the Interest Period applicable to each Advance from time to time. The Borrower shall give the Agent irrevocable notice (a "Borrowing Notice") not later than 10:00 a.m. (Chicago time) on the Borrowing Date for each Floating Rate Advance and prior to 10:00 a.m. (Chicago time) on the date which is two Business Days before the Borrowing Date for each Fixed Rate Advance, specifying:

         (i0   the Borrowing Date, which shall be a Business Day, of such
      Advance,

        (ii0   the aggregate amount of such Advance,

        (iii0  the Type of Advance selected, and

        (iv0   in the case of each Fixed Rate Advance, the Interest Period applicable thereto.

The Borrower shall be entitled to obtain only one Advance in any single Business Day, which may be comprised in whole or in part of any Fixed Rate Advance. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Floating Rate. Each Fixed Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Fixed Rate Advance. The Borrower shall select Interest Periods with respect to Fixed Rate Advances so that it is not necessary to repay a Fixed Rate Advance prior to the last day of the applicable Interest Period in order to make any mandatory payment required to be made pursuant to Section 2.02 above or to repay the Obligations in full on the Maturity Date.

      (b Each Borrowing Notice shall be irrevocable and binding on the Borrower and, in respect of the borrowing specified in the Borrowing Notice, the Borrower shall indemnify each Lender against any loss or expense incurred by that Lender as a result of any failure to fulfill the applicable conditions set forth in Section 5.02 on or before the proposed Borrowing Date specified in the Borrowing Notice, including, without limitation, any loss (including loss of profit) or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund the Loan to be made by that Lender as part of that borrowing when that Loan, as a result of that failure, is not made on that date.

      SECTION 2.09. METHOD OF SELECTING TYPES AND INTEREST PERIODS FOR .
                    CONVERSION AND CONTINUATION OF ADVANCES.

      (a RIGHT TO CONVERT. The Borrower may elect from time to time, subject to the provisions of Section 2.09(c), to convert all or any part of a Committed Advance of any Type into any other Type or Types of Advances; PROVIDED that any conversion of any Fixed Rate Advance shall be made on, and only on, the last day of the Interest Period applicable thereto.

      (b AUTOMATIC CONVERSION AND CONTINUATION. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Fixed Rate Advances. Fixed Rate Advances of any Type shall continue as Fixed Rate Advances of such Type until the end of the then applicable Interest Period therefor, at which time such Fixed Rate Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Agent notice in accordance with Section 2.09(d) requesting that, at the end of such Interest Period, such Fixed Rate Advance either continue as a Fixed Rate Advance of such Type for the same or another Interest Period or be converted into a Committed Advance of another Type.

      (c NO CONVERSION IN CASE OF AN EVENT OF DEFAULT OR UNMATURED DEFAULT. Notwithstanding anything to the contrary contained in Section 2.09(a) or 2.09(b), no Advance may be converted into or continued as a Fixed Rate Advance (except with the consent of the Required Lenders) when any Event of Default or Unmatured Default has occurred and is continuing.

      (d CONVERSION/CONTINUATION NOTICE. The Borrower shall give the Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Committed Advance or continuation of a Fixed Rate Advance not later than 10:00 a.m. (Chicago time) on the day of any conversion into a Floating Rate Advance or prior to 10:00 a.m. (Chicago time) on the date which is two Business Days prior to the date of the requested conversion into or continuation of a Fixed Rate Advance, specifying:

         (i0    the requested date (which shall be a Business Day) of such conversion or continuation;

         (ii0   the amount and Type of the Advance to be converted or continued;
      and

         (iii0 the amount and Type(s) of Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a Fixed Rate Advance, the duration of the Interest Period applicable thereto.

      SECTION 2.10. MINIMUM AMOUNT OF EACH ADVANCE. Each Fixed Rate Advance shall be in the minimum amount of $5,000,000 (and in multiples of $100,000 if in excess thereof), and each Floating Rate Advance shall be in the minimum amount of $500,000 and in multiples of $100,000 if in excess thereof), PROVIDED, HOWEVER, that any Floating Rate Advance may be in the amount of the unused Aggregate Facility A Commitment.

      SECTION 2.11. RATE AFTER MATURITY. Except as provided in the next sentence, any Advance which is not paid at maturity for such Advance, whether by acceleration or otherwise, shall bear interest until paid in full at a rate per annum equal to the Floating Rate plus 5% per annum. In the case of a Fixed Rate Advance the maturity of which is accelerated, such Fixed Rate Advance shall bear interest at the rate otherwise applicable to such Interest Period plus 5% per annum for the remainder of the applicable Interest Period, and thereafter at the Floating Rate plus 5% per annum.

      SECTION 2.12. METHOD OF PAYMENT. All payments of principal, interest, and fees hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Agent at the Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the Agent specified in writing by the Agent to the Borrower, by 1:00 p.m. (Chicago time) on the date when due and unless the Borrower had directed that such payment be applied to outstanding Swing Line Loans, shall be made ratably by the Agent among (i) the Lenders with respect to their Committed Loans and (ii) the Lenders which have made Competitive Bid Loans in response to the same Competitive Bid Rate Request. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds which the Agent received at its address specified pursuant to Article XIII or at any Lending Installation specified in a notice received by the Agent from such Lender. The Agent is hereby authorized to charge any account of the Borrower maintained with First Chicago for each payment of principal, interest and fees as it becomes due hereunder. The Agent shall endeavor in good faith to provide telephonic notice to Borrower prior to any such charge, but the Agent shall not be liable to Borrower or any other Person if Agent fails to provide any such notice. If and to the extent payment owed to any Lender is not made by the Borrower to the Agent or that Lender, as the case may be, when due hereunder or under the Note held by that Lender, the Borrower further authorizes such Lender to charge from time to time against any or all of the accounts maintained by the Borrower with the Lender, its subsidiaries, affiliates or branches any amount so due, subject to the provisions of Article XI.

      SECTION 2.13. COMMITTED A NOTES; TELEPHONIC NOTICES. Each Lender is hereby authorized to record the principal amount of each of its Loans and each repayment on the schedule attached to its applicable Committed A Notes; PROVIDED, HOWEVER, that the failure to so record shall not affect the Borrower's obligations under any such Committed A Note. The Borrower hereby authorizes the Swing Line Bank to extend Swing Line Loans, Lenders and the Agent to extend, convert or continue Committed Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be acting on behalf of the Borrower. All actions taken by the Lenders and the Agent upon such telephonic notices are hereby approved by the Borrower, and the Lenders and the Agent shall incur no liability as a result of any such actions. The Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error.

      SECTION 2.14. INTEREST PAYMENT DATES; INTEREST AND FEE BASIS. Interest accrued on each Swing Line Loan and Floating Rate Advance shall be payable on each Monthly Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Swing Line Loan or Floating Rate Loan is prepaid, whether due to acceleration or otherwise, and on the Facility A Termination Date. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Fixed Rate Advance on a day other than a Monthly Payment Date shall be payable on the date of conversion. Interest accrued on each Fixed Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Fixed Rate Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Fixed Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest on Floating Rate Loans and Facility Fees shall be calculated for actual days elapsed on the basis of a 365-day year; interest on Fixed Rate Loans shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day a Committed Advance or a Swing Line Loan is made but not for the day of any payment on the amount paid if payment is received prior to 1:00 p.m. (Chicago time) at the place of payment. If any payment of principal of or interest on a Committed Advance or a Swing Line Loan shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

      SECTION 2.15. NOTIFICATION OF ADVANCES, INTEREST RATES, PREPAYMENTS AND
                    COMMITMENT REDUCTIONS.
Promptly after receipt thereof, the Agent will notify each Lender of the contents of each Aggregate Facility A Commitment reduction notice, Borrowing Notice, Competitive Bid Borrowing Notice, Conversion/Continuation Notice, Letter of Credit Request, Issuance Notice, notice from a Lender pursuant to Section 2.17(e)(i) and repayment notice received by it hereunder. The Agent will notify each Lender of the interest rate applicable to each Fixed Rate Advance promptly upon determination of such interest rate.

      SECTION 2.16. LENDING INSTALLATIONS. Each Lender may book its Loans and participation in Facility Letters of Credit at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Committed A Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

      SECTION 2.17. FACILITY LETTERS OF CREDIT

      (a OBLIGATION TO ISSUE. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower herein set forth, each Issuer hereby agrees to issue upon the request of and for the account of the Borrower, through such of the Issuer's Lending Installations or Affiliates as the Issuer and the Borrower may jointly agree (provided that in the absence of such joint agreement for any Facility Letter of Credit for which the Agent is the Issuer, the Agent agrees to issue such Facility Letters of Credit out of its main office), one or more Facility Letters of Credit in accordance with this Section 2.17, from time to time during the period, commencing on the Closing Date and ending on the tenth Business Day prior to the Facility A Termination Date.

      (b CONDITIONS FOR ISSUANCE. In addition to being subject to the satisfaction of the conditions contained in Section 5.02, the obligation of an Issuer to issue any Facility Letter of Credit is subject to the satisfaction in full of the following conditions:

            (i0   the aggregate maximum amount then available for drawing under
Facility Letters of Credit issued by such Issuer, after giving effect to the Facility Letter of Credit requested hereunder, shall not exceed any limit imposed by law or regulation upon such Issuer;

            (ii0 after giving effect to the requested issuance of any Facility Letter of Credit, the Facility Letter of Credit Obligations do not exceed the lesser of (a) the Aggregate Letter of Credit Commitment, or (b) an amount equal to the Aggregate Facility A Commitment minus the sum of the outstanding Advances and all outstanding Swing Line Loans;

            (iii0 the requested Facility Letter of Credit has an expiration date not later than the earlier of (x) ten Business Days prior to the Facility A Termination Date and (y) one year after its date of issuance;

            (iv0 the Borrower shall have delivered to such Issuer at such times and in such manner as such Issuer may reasonably prescribe such documents and materials as may be required pursuant to the terms of the proposed Facility Letter of Credit, and the proposed Facility Letter of Credit shall be satisfactory to such Issuer as to form and content; and

            (v0 as of the date of issuance, no order, judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain such Issuer from issuing the Facility Letter of Credit and no law, rule or regulation applicable to such Issuer and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuer shall prohibit or request that such Issuer refrain from the issuance of Letters of Credit generally or the issuance of that Facility Letter of Credit (and in any such case, such Issuer shall promptly notify the Agent and the Borrower of such fact).

      (c    PROCEDURE FOR ISSUANCE.

            (i0 The Borrower shall give an Issuer at least three Business Days' prior written notice of any requested issuance of a Facility Letter of Credit under this Agreement (a "Letter of Credit Request"). Such notice shall be irrevocable and shall specify:

            (A) the stated amount of the Facility Letter of Credit requested (which stated amount shall not be less than $1,000,000), PROVIDED, HOWEVER, that up to five Facility Letters of Credit issued in any twelve-month period may have a stated amount of less than $1,000,000 each;

            (B) the effective date (which day shall be a Business Day) of issuance of such requested Facility Letter of Credit (the "Issuance Date");

            (C) the date on which such requested Facility Letter of Credit is to expire (which date shall be a Business Day and shall comply with the provisions of Section 2.17(b)(iii));

            (D) the name of the Issuer chosen by the Borrower to issue the requested Facility Letter of Credit;

            (E) the purpose for which such Facility Letter of Credit is to be issued; and

            (F) the Person for whose benefit the requested Facility Letter of Credit is to be issued.

At the time the Letter of Credit Request is made, the Borrower shall also provide the Agent and the Issuer with a copy of the form (if specified by the beneficiary) of the Facility Letter of Credit it is requesting be issued. Such Letter of Credit Request, to be effective, must be received by such Issuer and the Agent not later than 2:00 p.m. (Chicago time) on the last Business Day on which a Letter of Credit Request can be given under this Section 2.17(c)(i).

            (ii0 Subject to the terms and conditions of this Section 2.17 and provided that the applicable conditions set forth in Sections 5.01 and 5.02 hereof have been satisfied, such Issuer shall, on the Issuance Date, issue a Facility Letter of Credit on behalf of the Borrower in accordance with the Issuer's usual and customary business practices unless the Issuer has actually received (a) written notice from the Borrower specifically revoking the Letter of Credit Request with respect to such Facility Letter of Credit, (b) written notice from a Lender, which complies with the provisions of Section 2.17(e)(i) or (c) written or telephonic notice from the Agent stating that the issuance of such Facility Letter of Credit would violate Section 2.17(b).

            (iii0 Each Issuer shall give the Agent and the Borrower written or telex notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Facility Letter of

Credit (the "Issuance Notice"), together with (for the Borrower and the Agent) a copy of such Facility Letter of Credit.

            (iv0 An Issuer shall not extend or amend any Facility Letter of Credit or allow a Facility Letter of Credit to be automatically extended unless the requirements of this Section 2.17(c) are met as though a new Facility Letter of Credit was being requested and issued.

      (d    PAYMENT OF REIMBURSEMENT OBLIGATIONS; DUTIES OF ISSUERS.

            (i0 (A) Each Issuer shall promptly notify the Borrower and the Agent of any draw under a Facility Letter of Credit and the Borrower shall reimburse such Issuer in accordance with Section 2.17(f), and (B) any Reimbursement Obligation with respect to any Facility Letter of Credit shall bear interest from the date of the relevant drawings under the pertinent Facility Letter of Credit until payment in full is received by the pertinent Issuer at (X) the Floating Rate until the next succeeding Business Day and (Y) the Floating Rate plus 2% thereafter.

            (ii0 Any action taken or omitted to be taken by an Issuer under or in connection with any Facility Letter of Credit, if taken or omitted in the absence of bad faith, willful misconduct or gross negligence, shall not (A) put that Issuer under any resulting liability to any Lender or (B) assuming that such Issuer has complied with the procedures specified in Section 2.17(c), all conditions to the issuance of a Facility Letter of Credit have been satisfied and any such Lender has not given a notice contemplated by Section 2.17(e)(i) that continues in full force and effect, relieve any such Lender of its obligations hereunder to that Issuer. In determining whether to pay under any Facility Letter of Credit, an Issuer shall have no obligation relative to the Lenders or to the Borrower other than to confirm that any documents required to be delivered under such Facility Letter of Credit have been delivered in compliance and that they comply on their face (including that any draw request has been purportedly executed by an authorized signatory, if and to the extent such a requirement is specified in the related Facility Letter of Credit), with the requirements of such Facility Letter of Credit.

            (iii0 The Borrower agrees to pay to each Issuer the amount of all Reimbursement Obligations, interest and other amounts payable to such Issuer under or in connection with any Facility Letter of Credit immediately when due (and in any event shall reimburse an Issuer for drawings under a Facility Letter of Credit issued by it no later than the next Business Day after payment by that Issuer), irrespective of any claim, set-off, defense or other right which the Borrower or any Subsidiary may have at any time against any Issuer or any other Person, under all circumstances, including without limitation, any of the following circumstances:

            (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

            (B) the existence of any claim, setoff, defense or other right which the Borrower or any Subsidiary may have at any time against a beneficiary named in a

                  Facility Letter of Credit or, if such Facility Letter of Credit is transferable, any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, the Issuer, any Lender, or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any Subsidiary and the beneficiary named in any Facility Letter of Credit);

            (C) any draft, certificate or any other document presented under the Facility Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect (except to the extent any such invalidity or insufficiency is found in a final judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Issuer);

            (D) the surrender or impairment of any guaranty or security for the performance or observance of any of the terms of any of the Loan Documents; or

            (E)   the occurrence of any Event of Default or Unmatured Default.

            (iv0 As among the Borrower, the Issuers, the Agent and the Lenders, the Borrower assumes all risks of the acts and omissions of, or misuse of the Facility Letters of Credit by, the respective beneficiaries of the Facility Letters of Credit (except such as are found in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of an Issuer). In furtherance and not in limitation of the foregoing, the Issuers, the Agent and the Lenders shall not be responsible (absent gross negligence or willful misconduct in connection therewith, as determined by the final judgment of a court of competent jurisdiction) for (A) the forms, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Facility Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Facility Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Facility Letter of Credit to comply fully with underlying conditions required in order to draw upon such Facility Letter of Credit, so long as such beneficiary has presented the appropriate documentation required to draw upon such Facility Letter of Credit; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; (E) errors in interpretation of technical terms; (F) misapplication by the beneficiary of a Facility Letter of Credit of the proceeds of any drawing under such Facility Letter of Credit; (G) any consequences arising from causes beyond the control of any Issuer, the Agent or any Lender.

      (e    PARTICIPATION.

            (i0 Immediately upon issuance by an Issuer of any Facility Letter of Credit in accordance with the procedures set forth in Section 2.17(c) each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Issuer, without recourse or warranty, an undivided interest and participation equal to its Pro Rata Share of such Facility Letter of Credit (including, without limitation, all rights and obligations of the Issuer with respect thereto) and any security therefor or guaranty pertaining thereto; PROVIDED, that a Letter of Credit issued by any Issuer shall not be deemed to be a Facility Letter of Credit for purposes of this Agreement if the Agent and such Issuer shall have received written notice from any Lender on or before the Business Day prior to the date of its issuance of such Letter of Credit that one or more of the conditions contained in Sections 5.01 and 5.02 is not then satisfied, and, in the event an Issuer receives such a notice, it shall have no further obligation to issue any Facility Letter of Credit until such notice is withdrawn by that Lender or it receives a notice from the Agent that such condition has been effectively waived in accordance with the provisions of this Agreement.

            (ii0 In the event that any Issuer makes any payment under any Facility Letter of Credit and the Borrower shall not have repaid such amount to such Issuer pursuant to Section 2.17(d), such Issuer shall promptly notify the Agent, which shall promptly notify each Lender, of such failure, and each Lender shall promptly and unconditionally pay to the Agent for the account of such Issuer the amount of such Lender's Pro Rata Share of the unreimbursed amount of any such payment. The failure of any Lender to make available to the Agent its Pro Rata Share of the unreimbursed amount of any such payment shall not relieve any other Lender of its obligation hereunder to make available to the Agent its Pro Rata Share of the unreimbursed amount of any payment on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Agent its Pro Rata Share of the unreimbursed amount of any payment on the date such payment is to be made.

            (iii0 Whenever an Issuer receives a payment on account of a Reimbursement Obligation, including any interest thereon, it shall promptly pay to the Agent and the Agent shall promptly pay to each Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Lender's Pro Rata Share thereof.

            (iv0 Upon the request of the Agent or any Lender, an Issuer shall furnish to such Agent or Lender copies of any Facility Letter of Credit to which that Issuer is party and such other documentation as may reasonably be requested by the Agent or Lender.

            (v0 The obligations of a Lender to make payments to the Agent for the account of an Issuer with respect to a Facility Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, set-off, qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances.

            (vi0 In the event any payment by the Borrower received by an Issuer with respect to a Facility Letter of Credit and distributed by the Agent to the Lenders on account of their participations is thereafter set aside, avoided or recovered from that Issuer in connection with any receivership, liquidation, reorganization or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by that Issuer, contribute such Lender's Pro Rata Share of the amount set aside, avoided or recovered together with interest at the rate required to be paid by that Issuer upon the amount required to be repaid by it.

      (f    COMPENSATION FOR FACILITY LETTERS OF CREDIT.

            (i0 The Borrower shall pay to the Agent, for the ratable account of the Lenders, based upon the Lenders' respective Pro Rata Shares, a fee with respect to each Facility Letter of Credit that is for the period from the Issuance Date thereof to and including the final expiration date thereof, in a per annum amount equal to the product of (x) the average daily undrawn amount of such Facility Letter of Credit times (y) the Facility Letter of Credit Fee percentage shown in the pricing grid set forth in Exhibit "K" hereto. The Facility Letter of Credit Fees shall be due and payable in arrears on each Monthly Payment Date and, to the extent any such fees are then due and unpaid, on the Facility A Termination Date. The Agent shall promptly remit such Facility Letter of Credit Fees, when paid, to the other Lenders in accordance with their Pro Rata Shares thereof.

            (ii0 Each Issuer shall have the right to receive, solely for its own account, an issuing fee equal to the product of (x) 12.5 basis points times (y) the amount of each Facility Letter of Credit, and other customary and competitive fees agreed to between the Borrower and the Issuer with respect to any Facility Letter of Credit which it issued. In addition, each Issuer shall be entitled to receive its reasonable out-of-pocket costs of issuing and servicing Facility Letters of Credit.

      (g    LETTER OF CREDIT COLLATERAL ACCOUNT. From and after the occurrence and during the continuance of an Event of Default, the Borrower hereby agrees that it will, until the Facility A Termination Date, maintain a special collateral account (the "Letter of Credit Collateral Account") at the Agent's office at the address specified pursuant to Article XIII, in the name of the Borrower but under the sole dominion and control of the Agent, for the benefit of the Lenders, and in which the Borrower shall have no interest other than as set forth in Section 9.03. In addition to the foregoing, the Borrower hereby grants to the Agent, for the benefit of the Lenders as security for repayment of the Obligations, a security interest in and to the Letter of Credit Collateral Account and any funds that may hereafter be on deposit in such account pursuant to Section 9.02.

      SECTION 2.18. NON-RECEIPT OF FUNDS BY THE AGENT. Unless the Borrower or a Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (i) in the case of a Lender, the proceeds of a Loan or the unreimbursed amount of any payment required pursuant to Section 2.17(e)(ii), (ii) in the case of an Issuer, payment of any Reimbursement Obligation received from the Borrower, or (iii) in the case of the Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders or an Issuer, that it does not intend to make such payment, the Agent may assume that such payment has been made.

The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender, Issuer or the Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender or an Issuer, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan or Reimbursement Obligation.

      SECTION 2.19. WITHOLDING TAX EXEMPTION. At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

      SECTION 2.20. UNCONDITIONAL OBLIGATION TO MAKE PAYMENTS. To the fullest extent permitted by law, the Borrower shall make all payments hereunder, under the Notes and under all of the other Loan Documents regardless of any defense or counterclaim, including any defense or counterclaim based on any law, rule or policy which is now or hereafter promulgated by any governmental authority or regulatory body and which may adversely affect the Borrower's obligations to make, or the right of the holder of any Note to receive, those payments.

      SECTION 2.21. COMPENSATION BALANCES. First Chicago shall have the right (but no obligation) to enter into a separate agreement with the Borrower which provides for the reduction of the interest rate payable to First Chicago hereunder in the event that the Borrower maintains collected balances in non-interest bearing accounts at First Chicago, but in no event shall such agreement affect the amounts payable under this Agreement to any other Lender. Similarly, each other Lender shall have the right (but no obligation) to enter into a separate agreement with the Borrower which provides for the rebate to Borrower of a portion of the interest paid to such Lender under this Agreement in the event that the Borrower maintains collected balances in non-interest bearing accounts at such Lender, but in no event shall any such agreement affect the amounts payable under this Agreement to such Lender.

                                   ARTICLE III

                             CHANGE IN CIRCUMSTANCES

      SECTION 3.01. YIELD-PROTECTION. If the adoption, on or after the Agreement Date, of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change, on or after the Agreement Date, in interpretation thereof, or the compliance of any Lender (which term, for purposes of this Article III, shall be deemed to include such Issuer in such capacity) therewith,

         (i0 subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding federal taxation of the overall net income of any Lender or applicable Lending Installation), or changes the basis of taxation of payments to any Lender in respect of its Loans or other amounts due it hereunder, or

        (ii0 imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Fixed Rate Advances), or

       (iii0 imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining loans (or letters of credit or participations therein) or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with loans (or letters of credit or participations therein), or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of loans (or letters of credit or participations therein) held or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans, Facility Letters of Credit (or participations therein) and its Facility A Commitment (provided, that the foregoing shall not include any amounts which First Chicago certifies are reflected in an increase of the Corporate Base Rate for the relevant period).

      SECTION 3.02. CHANGES IN CAPITAL ADEQUACY REGULATIONS. If a Lender reasonably determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, and such increase will have the effect of reducing the rate of return on such Lender's capital as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation, as the case may be, could have achieved but for such Change (taking into account such Lender's or such corporation's policies, as the case may be, with respect to capital adequacy and any payments made to such Lender pursuant to Section 3.01 which relate to capital adequacy and assuming that such Lender's capital was fully utilized prior to such Change), then within 15 days of demand by such Lender, the Company shall pay to the Agent, for the account of such Lender, such additional amount or amounts as will compensate such Lender for such reduction. If any Lender becomes entitled to claim any additional amounts pursuant to this
Section 3.02 it shall promptly notify the Company through the Agent of the event by reason of which it has become so entitled, but in any event within 90 days, after such Lender obtains actual knowledge thereof; PROVIDED that if such Lender fails to give such notice within the 90-day period after it obtains actual knowledge of such an event, such Lender shall, with respect to such compensation in respect of any costs resulting from such event, only be entitled to payment for costs incurred from and after the date 90 days prior to the date that such Lender does give such notice. A certificate setting forth in reasonable detail the computation of any additional amount payable pursuant to this Section 3.01, submitted by such Lender to the Company through the Agent, shall be delivered to the Company promptly after the initial incurrence of such additional amounts. "Change" means (i) any change after the Agreement Date in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender or any Lending Institution. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

      SECTION 3.03. AVAILABILITY OF TYPES OF ADVANCES. If any Lender determines that maintenance of its Fixed Rate Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Agent determines that (i) deposits of a type and maturity appropriate to match fund Fixed Rate Advances are not available or
(ii) the interest rate applicable to a Type of Advance does not accurately reflect the cost of making or maintaining such Advance, then the Agent shall suspend the availability of the affected Type of Advance and require any Fixed Rate Advances of the affected Type to be repaid or to be converted (in accordance with the terms of this Agreement) to any Type of Advance which is not affected and is then available under this Agreement.

      SECTION 3.04. FUNDING INDEMNIFICATION. If any payment of a Fixed Rate Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Fixed Rate Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Fixed Rate Advance.

      SECTION 3.05. LENDER STATEMENTS; SURVIVAL OF INDEMNITY.To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Fixed Rate Loans to reduce any liability of the Borrower to such Lender under Sections 3.01 and 3.02 or to avoid the unavailability of a Type of Advance under Section 3.03, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender as to the amount due, if any, under Sections 3.01, 3.02 or 3.04. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Fixed Rate Loan shall be calculated as though each Lender funded its Fixed Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Fixed Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 3.01, 3.02 and 3.04 shall survive payment of the Obligations and termination of this Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      The entities comprising the Borrower jointly and severally represent and warrant to each of the Lenders that:

      SECTION 4.01. ORGANIZATION, POWERS, ETC. Each Borrower (i) is a corporation duly organized, validly existing and in good standing under laws of its state of incorporation, (ii) has the power and authority to own or hold under lease the properties it purports to own or hold under lease and to carry on its business as now conducted, (iii) is duly qualified or licensed to transact business in every jurisdiction in which such qualification or licensing is necessary to enable it to enforce all of its material contracts and other material rights and to avoid any material penalty or forfeiture.

      SECTION 4.02. AUTHORIZATION AND VALIDITY OF THIS AGREEMENT, ETC. The Borrower has the power and authority to execute and deliver this Agreement, the Notes and the other Loan Documents and to perform all its obligations thereunder. The execution and delivery by each of the entities comprising the Borrower of this Agreement, the Notes and the other Loan Documents and the performance by the Borrower of all its obligations thereunder and any and all actions taken by the Borrower (i) have been duly authorized by all requisite corporate action, (ii) will not violate or be in conflict with (a) any provisions of law (including, without limitation, any applicable usury or similar law), (b) any order, rule, regulation, writ, judgment, injunction, decree or award of any court or other agency of government, or (c) any provision of its certificate of incorporation or by-laws, (iii) will not violate, be in conflict with, result in a breach of or constitute (with or without the giving of notice or the passage of time or both) a default under any material indenture, agreement or other instrument to which it is a party or by which it or any of its properties or assets is or may be bound, and (iv) except as otherwise contemplated by this Agreement, will not result in the creation or imposition of any lien, charge or encumbrance upon, or any security interest in, any of its properties or assets. Each of this Agreement, the Notes and the other Loan Documents has been duly executed and delivered by the Borrower. The Loan Documents constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

      SECTION 4.03. FINANCIAL STATEMENTS.

      (a) The Borrower heretofore has provided to the Lenders (i) the consolidated balance sheet of the Company and its Subsidiaries as of November 30, 1996, and the related consolidated statements of earnings, stockholders' equity and cash flows for the 12-month period ended on that date, audited and reported upon by Deloitte & Touche, independent certified public accountants (the "Company Audited Financial Statements"), and (ii) the consolidated balance sheet of the Company as of August 31, 1997, and the consolidated statements of earnings and cash flows of the Company and its Subsidiaries for the three-month and nine-month periods ended on that date, both unaudited, but certified to be true and accurate (subject to normal year-end audit adjustments) by the President and the Chief Financial Officer of the Company (the "Company Unaudited Financial Statements"). Those financial statements and reports (subject, in the case of the Company Unaudited Financial Statements, to normal year-end audit adjustments), and the related notes and schedules (if any), (a) were prepared in accordance with GAAP consistently applied throughout the respective periods covered thereby, (b) present fairly the consolidated financial condition of the Company and its Subsidiaries as of the respective dates thereof, (c) show all material liabilities, direct or contingent, of the Company and its Subsidiaries as of those dates (including, without limitation, liabilities for taxes and material commitments), and (d) present fairly the consolidated shareholders' equity, results of operations and cash flows of the Company and its Subsidiaries at the dates and for the respective periods covered thereby.

      (b) The Borrower heretofore has provided to the Lenders (i) the consolidated balance sheet of Greystone and its Subsidiaries as of December 31, 1996, and the related consolidated statements of earnings, stockholders' equity and cash flows for the year then ended, audited and reported upon by Ernst & Young, independent certified public accountants (the "Greystone Audited Financial Statements"), and (ii) the consolidated balance sheet of Greystone and its Subsidiaries as of June 30, 1997, and the consolidated statement of earnings and cash flows of Greystone and its

Subsidiaries for the three-month and six-month periods ended on that date, both unaudited, but certified to be true and accurate (subject to normal year-end audit adjustments) by the President and the Chief Financial Officer of Greystone (the "Greystone Unaudited Financial Statements"). Those financial statements and reports (subject, in the case of the Greystone Unaudited Financial Statements, to normal year-end audit adjustments), and the related notes and schedules (if any), (a) were prepared in accordance with GAAP consistently applied throughout the respective periods covered thereby, (b) present fairly the consolidated financial condition of Greystone and its Subsidiaries as of the respective dates thereof, (c) show all material liabilities, direct or contingent, of Greystone and its Subsidiaries as of those dates (including, without limitation, liabilities for taxes and material commitments), and (d) present fairly the consolidated stockholders' equity, results of operations and cash flows of Greystone and its Subsidiaries at the dates and for the respective periods covered thereby.

      (c) The Borrower heretofore has provided to the Lenders the following pro forma financial statements which are included in the Registration Statement on Form S-4 of the Company containing the Prospectus/Proxy Statement to be sent to the shareholders of the Company and Greystone in connection with the Merger (collectively, the "Pro Forma Financial Statements"): (i) the pro forma consolidated balance sheets of the Company and its Subsidiaries and Greystone and its Subsidiaries as of November 30 and December 31, 1996, and the related pro forma consolidated statements of earnings for the fiscal years then ended, and (ii) the pro forma consolidated balance sheets of the Company and its Subsidiaries and Greystone and its Subsidiaries as of May 31 and June 30, 1997, and the pro forma consolidated statements of earnings of the Company and its Subsidiaries and Greystone and its Subsidiaries for the six-month period ended on those dates. The Pro Forma Financial Statements (A) have been prepared, in all material respects, in accordance with the applicable requirements of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and (B) the pro forma adjustments have been properly applied on the bases described therein and the assumptions used in the preparation of the Pro Forma Financial Information are reasonable and appropriate to give effect to the transactions or circumstances referred to therein.

      SECTION 4.04. NOT MATERIAL ADVERSE EFFECT. Since the date of the Audited Financial Statements, no Event has occurred which has had or could reasonably be expected to have a Material Adverse Effect. There are no material unrealized or expected losses in connection with loans, advances and other commitments of the Borrower.

      SECTION 4.05. TITLE TO PROPERTIES. Schedule III hereto contains a complete and accurate list of all Real Estate owned by the Borrower, except those properties (i) acquired or disposed of by the Borrower after May 31, 1997 in the ordinary course of business or pursuant to the Reorganization, (ii) to be transferred or conveyed to LLP or a Subsidiary of LLP pursuant to the LLP Partnership Agreement, all of which are completely and accurately described on
Schedule VII hereto, or (iii) the loss or forfeiture of which individually or in the aggregate would not have a Material Adverse Effect. The Borrower and its Subsidiaries have good and marketable fee title, or title insurable by a reputable and nationally recognized title insurance company, to the Real Estate owned by it listed in Schedules III and VII hereto, and to all the other assets owned by it and either reflected on the balance sheet and related notes and schedules most recently delivered by the Borrower to the Lenders (the "Recent Balance Sheet") or acquired by it after the date of that balance sheet and prior to the date hereof, except (x) for those properties and assets which have been disposed of since the date of the Recent Balance Sheet or pursuant to the Reorganization or which no longer are used or useful in the conduct of its business and (y) that good and marketable fee title, or title insurable by a reputable and nationally recognized title insurance company, to certain of the properties located in Arizona listed in
Schedule III is held by the Persons and in the manner described in Schedule III hereto. All such Real Estate and other assets owned by the Borrower (including the properties referred to in clause (y) above) are free and clear of all Mortgages, pledges, liens, charges and other encumbrances, except (i) in the case of Real Estate, as reflected on title insurance policies insuring the interest of the Borrower in the Real Estate or in title insurance binders issued with respect to the Real Estate (some of which title insurance binders have expired but were valid at the time of acquisition of the relevant Real Estate),
(ii) as reflected in the Recent Balance Sheet, and none of those Mortgages, pledges, liens, charges or other encumbrances, individually or in the aggregate, prevents or has a Material Adverse Effect upon the use by the Borrower of any of their respective properties or assets as currently conducted or as planned for the future.

      SECTION 4.06. LITIGATION. There is no action, suit, proceeding, arbitration, inquiry or investigation (whether or not purportedly on behalf of the Borrower) pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries which could reasonably be expected to have a Material Adverse Effect. The Borrower is not in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which default would or could have a Material Adverse Effect on the Borrower. The Borrower has no material contingent obligations not provided for or disclosed in the pro forma consolidated balance sheet as of November 30 and December 31, 1997, included in the Pro Forma Financial Statements.

      SECTION 4.07. PAYMENT OF TAXES. There have been filed all federal, state and local tax returns with respect to the operations of the Borrower which are required to be filed, except where extensions of time to make those filings have been granted by the appropriate taxing authorities and the extensions have not expired. The Borrower has paid or caused to be paid to the appropriate taxing authorities all taxes as shown on those returns and on any assessment received by any of them, to the extent that those taxes have become due, except for taxes the failure to pay which do not violate the provisions of Section 6.03 hereof. The Internal Revenue Service has completed an examination of the Company's federal income tax returns for the years ended 1980 through 1994, and Borrower has paid all additional taxes, assessments, interest and penalties with respect to such years.

      SECTION 4.08. AGREEMENTS. Neither the Borrower nor any Subsidiary is a party to any agreement, other than the Spin-Off Agreement, the Merger Agreement or the LLP Partnership Agreement, or instrument or is subject to any charter or other restriction that could reasonably be expected to have a Material Adverse Effect on it. Neither the Borrower nor any Subsidiary is in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party, including, without limitation, the Reorganization Documents, and consummation of the transactions contemplated hereby and in the other Loan Documents will not cause any Borrower to be in material default thereof.

      SECTION 4.09. FOREIGN DIRECT INVESTMENT REGULATIONS. Neither the making of the Facility A Advances nor the repayment thereof nor any other transaction contemplated hereby will involve or constitute a violation by the Borrower of any provision of the Foreign Direct Investment Regulations of the United States Department of Commerce or of any license, ruling, order, or direction of the Secretary of Commerce thereunder.

      SECTION 4.10. FEDERAL RESERVE REGULATIONS.

      (a) The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System of the United States). Margin stock (as defined in Regulation U) constitutes less than 25% of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

      (b) No part of the proceeds of any of the Advances will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. If requested by the Lenders, the Borrower shall furnish to the Lenders a statement in conformity with the requirements of Federal Reserve Form U-l referred to in Regulation U of said Board of Governors. No part of the proceeds of the Advances will be used for any purpose that violates, or which is inconsistent with, the provisions of Regulation X of said Board of Governors.

      SECTION 4.11. CONSENTS, ETC. Except as set forth on Schedule IV, no order, license, consent, approval, authorization of, or registration, declaration, recording or filing (except for the filing of a Current Report on Form 8-K, and a Quarterly Report on Form 10-Q, in each case with the Securities and Exchange Commission) with, or validation of, or exemption by, any governmental or public authority (whether federal, state or local, domestic or foreign) or any subdivision thereof is required in connection with, or as a condition precedent to, the due and valid execution, delivery and performance by Borrower of this Agreement, the Notes or the other Loan Documents, or the legality, validity, binding effect or enforceability of any of the respective terms, provisions or conditions thereof. To the extent that any franchises, licenses, certificates, authorizations, approvals or consents from any federal, state or local (domestic or foreign) government, commission, bureau or agency are required for the acquisition, ownership, operation or maintenance by the Borrower of properties now owned, operated or maintained by it, those franchises, licenses, certificates, authorizations, approvals and consents have been validly granted, are in full force and effect and constitute valid and sufficient authorization therefor.

      SECTION 4.12. COMPLIANCE WITH APPLICABLE LAWS. The Borrower and its Subsidiaries are in compliance with and conform to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of all domestic or foreign governments or any instrumentality thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, the violation of which would have a Material Adverse Effect on it, including, without limitation, regulations of the Board of Governors of the Federal Reserve System, the Federal Interstate Land Sales Full Disclosure Act and the Florida Land Sales Act. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or any applicable federal, state and local health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Substances into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

      SECTION 4.13. RELATIONSHIP OF THE BORROWER. The entities comprising the Borrower and the Subsidiary Guarantors are engaged as an integrated group in the business of owning, developing and selling Real Estate and of providing the required services, credit and other facilities for those integrated operations. The Borrower and the Subsidiary Guarantors require financing on such a basis that funds can be made available from time to time to such entities, to the extent required for the continued successful operation of their integrated operations. The Advances to be made to the Borrower and the Facility Letters of Credit to be issued for the account of the Borrower under this Agreement are for the purpose of financing the integrated operations of the Borrower and the Subsidiary Guarantors, and each of the entities comprising the Borrower and the Subsidiary Guarantors expects to derive benefit, directly or indirectly, from the Advances and Facility Letters of Credit, both individually and as a member of the integrated group, since the financial success of the operations of each Borrower and the Subsidiary Guarantors is dependent upon the continued successful performance of the integrated group as a whole.

      SECTION 4.14. SUBSIDIARIES; JOINT VENTURES. Schedule V hereto contains a complete and accurate list of (i) all Subsidiaries of the Company and Greystone, including, with respect to each Subsidiary, (a) its state of incorporation, (b) all jurisdictions (if any) in which it is qualified as a foreign corporation,
(c) the number of shares of its Capital Stock outstanding, and (d) the number and percentage of those shares owned by the Company, Greystone and/or by any other Subsidiary, and (ii) each Joint Venture, including, with respect to each such Joint Venture, (a) its jurisdiction of organization, (b) all other jurisdictions in which it is qualified as a foreign entity and (c) all Persons other than the Borrower that are parties thereto. All the outstanding shares of Capital Stock of each Subsidiary are validly issued, fully paid and nonassessable, except as otherwise provided by state wage claim laws of general applicability. All of the outstanding shares of Capital Stock of each Subsidiary owned by the Company, Greystone or another Subsidiary as specified in Schedule V are owned free and clear of all liens, pledges, security interests, equity or other beneficial interests, charges and encumbrances of any kind whatsoever, except for Permitted Liens. None of the entities comprising the Borrower owns of record or beneficially any shares of the Capital Stock of any corporation (other than Greystone, UAMC, AFSI, STI, the Title Companies, the Limited Purpose

Finance Subsidiaries and the other Subsidiaries the equity Securities of which have been pledged to the Agent pursuant to the Pledge Agreement) that is not a Borrower or a Subsidiary Guarantor. None of the Marlborough Subsidiaries has total assets with a fair market value of more than $100,000 in the aggregate.

      SECTION 4.15. ERISA. The Borrower is not executing or delivering any of the Loan Documents or entering into any of the transactions contemplated hereby, directly or indirectly, in connection with any arrangement or understanding in any respect involving any "employee benefit plan" with respect to which the Borrower is a "party in interest" within the meaning of the Employee Retirement Income Security Act of 1974, or a "disqualified person", within the meaning of the Internal Revenue Code 1986, as amended. No Unfunded Liabilities exist with respect to any Single Employer Plans. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

      SECTION 4.16. INVESTMENT COMPANY ACT. Neither the Borrower nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

      SECTION 4.17. PUBLICE UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      SECTION 4.18. SUBORDINATED DEBT. The Obligations constitute senior indebtedness which is entitled to the benefits of the subordination provisions of all outstanding Subordinated Debt.

      SECTION 4.19. POST-RETIREMENT BENEFITS. The present value of the expected cost of post-retirement medical and insurance benefits payable by the Borrower and its Subsidiaries to its employees and former employees, as estimated by the Borrower in accordance with procedures and assumptions deemed reasonable by the Required Lenders, does not exceed $ -0- exclusive of post-retirement medical and insurance benefits payable to the President and Chief Financial Officer of Greystone pursuant to the Merger Agreement.

      SECTION 4.20. INSURANCE. The certificate signed by the President or Chief Financial Officer of the Company, that attests to the existence and adequacy of, and summarizes, the property, casualty, and liability insurance programs carried by the Borrower and that has been furnished by the Borrower to the Agent and the Lenders, is complete and accurate. This summary includes the insurer's or insurers' name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, exclusion(s), and deductibles. This summary also includes similar information, and describes any reserves, relating to any self-insurance program that is in effect.

      SECTION 4.21. ENVIRONMENTAL REPRESENTATIONS. To the best of the Borrower's knowledge and belief, no Hazardous Substances in material violation of any Environmental Laws are present upon any of the Real Estate owned by Borrower or any Real Estate which is encumbered by any Mortgage held by Borrower, and neither the Borrower nor any Subsidiary has received any notice to the effect that any of the Real Estate owned by Borrower or any Subsidiary or any their respective operations are not in compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Substance into the environment which non-compliance or remedial action could be reasonably expected to have a Material Adverse Effect.

      SECTION 4.22. REORGANIZATION. The Borrower has furnished to the Lender true and complete copies of all executed Reorganization Documents, as amended to the Agreement Date.

      SECTION 4.23. MINIMUM ADJUSTED TANGIBLE NET WORTH. On the Agreement Date, after giving effect to the Reorganization, Adjusted Tangible Net Worth, less advances to and Investments in LLP, is in excess of $215,000,000.

      SECTION 4.24. NO MISREPRESENTATION. No representation or warranty by the Borrower contained herein or made hereunder or in the Reorganization Documents and no certificate, schedule, exhibit, report or other document provided or to be provided by the Borrower in connection with the transactions contemplated hereby or thereby (including, without limitation, the negotiation of and compliance with the Loan Documents) or in connection with the Reorganization contains or will contain a misstatement of a material fact or omit to state a material fact required to be stated therein in order to make the statements contained therein, in the light of the circumstances under which made, not misleading.

                                    ARTICLE V

                        CONDITIONS PRECEDENT; TERMINATION

      SECTION 5.01. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective when the Agent shall have received counterparts of this Agreement executed by the Borrower and each of the Lenders; PROVIDED, HOWEVER, that the Lenders shall not be required to make any Advance, the Swing Line Bank shall not be obligated to make any Swing Line Loan, and the Issuer shall not be obligated to issue any Facility Letters of Credit hereunder, unless and until the Agent shall have received each of the following items (with all documents required below, except as otherwise specified, to be dated the Closing Date, which date shall be the same for all such documents, and each of such documents to be in form and substance satisfactory to the Agent, be fully and properly executed by all parties thereto, and (except for the Committed A Notes) to be in sufficient copies for each Lender), and the conditions specified below shall have been satisfied:

      (a) A Committed A Note and a Competitive Bid Note payable to the order of each of the Lenders, a Swing Line Note payable to the order of the Swing Line Bank, a Subsidiary Guaranty from each Subsidiary Guarantor, and the Greystone Assumption Agreement executed by Greystone.

      (b) The favorable written opinion by Rubin Baum Levin Constant Friedman & Bilzin, counsel for the Borrower addressed to the Lenders and in form and substance satisfactory to the Agent, (i) confirming the accuracy of the representations and warranties set forth in Sections 4.01 (excluding clause (ii) thereof, and limited, in the case of clause (iii) thereof, to the jurisdictions listed under the heading "Where Qualified" in Schedule V hereto), 4.02, 4.06, 4.11, 4.12 and the second sentence of Section 4.08 hereof, (which opinion, as to the representations set forth in clauses (ii)(b), (iii) and (iv) of Section 4.02, Sections 4.06, 4.11, 4.12 and the second sentence of Section 4.08 hereof, may be to the best knowledge of such counsel, and may in its entirety be limited to Florida, Arizona, Delaware, Texas, California, Nevada and United States federal law); (ii) to the effect that this Agreement, the Notes and the Subsidiary Guarantees have been duly authorized, executed and delivered by the Borrower and each Subsidiary Guarantor; and (iii) that the Merger and the Spin-Off have been consummated and become effective in accordance with the terms of the Reorganization Documents. Such counsel may rely, in its opinion, on the opinions of special counsel to the Borrower referred to in Section 5.01(c) below, as to matters of law of the State of Illinois, on the opinion of Fennemore, Craig of Phoenix, Arizona as to matters of law of the State of Arizona, on the opinions of Bellinger & DeWolf, P.C. as to matters of law of the State of Texas and on the opinion of Palmieri, Tyler, Wiener, Wilhelm & Waldron as to matters of law of the State of California. In addition, Rubin Baum Levin Constant Friedman & Bilzin may rely on the opinions of Rogers & Wells as to matters of Delaware law applicable to Greystone and its Subsidiaries. The Borrower hereby instructs its counsel to prepare its opinion and deliver it to Lenders for their benefit, and such opinion shall contain a statement to such effect.

      (c) The favorable written opinion of Rudnick & Wolfe, special counsel to the Borrower, that (i) no authorization, consent, approval, license or exemption of, or filing nor registration with or other action by any Illinois, United States federal or Delaware governmental department, commission, board, bureau, regulatory body, agency or instrumentality or to the best knowledge of such counsel, any court is or will be necessary for the execution, delivery and performance by the Borrower of this Agreement and the Notes and (ii) this Agreement and the Notes constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as the rights and remedies of the Lenders thereunder may be limited by (A) applicable bankruptcy, reorganization, insolvency and other laws effecting creditors' rights generally from time to time in effect, (B) the exercise of the discretionary powers of the court before which any proceeding seeking equitable remedies (including, without limitation, specific performance and injunctive relief) may be brought, and (C) such other qualifications expressed in the opinion PROVIDED that such qualifications are acceptable to Agent. Such opinion shall also cover the matters set forth in clauses (i) and (ii) of this subsection with respect to each Subsidiary Guaranty. Such counsel may rely on the opinion of counsel to the Borrower delivered pursuant to subsection (b) above relating to the representations set forth in Sections 4.01 and 4.02 hereof and on the opinion of Palmieri, Tyler, Wiener, Wilhelm & Waldron as to matters of law of the State of California. The

Borrower hereby instructs its special counsel to prepare its opinion and deliver it to Lenders for their benefit, and such opinion shall contain a statement to such effect.

      (d) The favorable written opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A., special counsel to the Agent and the Lenders, addressed to the Lenders to the effect that: while it has not independently considered the matters covered by the opinions provided pursuant to Sections 5.01(b) and (c) to the extent necessary to enable it to express the conclusions stated therein, those opinions of counsel and the other documents provided pursuant to this Section 5.01 are substantially responsive to the requirements of this Agreement.

      (e) The following supporting documents with respect to each Borrower and Subsidiary Guarantor: (i) a copy of its certificate or articles of incorporation, certified as of a date reasonably close to the Closing Date to be a true and accurate copy by the Secretary of State of its state of incorporation, or if a copy of such certificate or articles of incorporation has been previously delivered to the Agent, a certificate of its Secretary or Assistant Secretary to the effect that there have been no amendments to its certificate or articles of incorporation since April 4, 1997; (ii) a certificate of that Secretary of State, dated as of a date reasonably close to the Closing Date, as to its existence and (if available) good standing; (iii) a certificate of the Secretary of State of each jurisdiction, other than its state of incorporation, in which it does business, as to its qualification as a foreign corporation; (iv) a copy of its by-laws, certified by its Secretary or Assistant Secretary to be a true and accurate copy of its by-laws in effect on the Closing Date, or, if a copy of such by-laws has been previously delivered to the Agent in connection with the Existing Credit Agreement, a certificate of its Secretary or Assistant Secretary to the effect that there have been no amendments to its by-laws since April 4, 1997; (v) a certificate of its Secretary or Assistant Secretary as to the incumbency and signatures of its officers who have executed any documents in connection with the transactions contemplated by this Agreement; (vi) a copy of resolutions of its Board of Directors or the Executive Committee of its Board of Directors, certified by its Secretary or Assistant Secretary to be a true and accurate copy of resolutions duly adopted by such Board of Directors or Executive Committee that are in full force and effect on the Closing Date, authorizing the execution and delivery by it of this Agreement, the Notes, the Subsidiary Guarantees and the other Loan Documents to which it is a party and the performance by it of all its obligations thereunder; and (vii) such additional supporting documents and other information with respect to its operations and affairs as the Agent may reasonably request.

      (f) A certificate signed by a duly authorized officer of each Borrower stating that: (i) the representations and warranties of the Borrower contained in Article IV hereof are correct and accurate on and as of the Closing Date as though made on and as of the Closing Date and (ii) no event has occurred and is continuing which constitutes an Event of Default or Unmatured Default hereunder.

      (g) The Borrowing Base report for the fiscal quarter ended August 31, 1997, as required pursuant to Section 6.04(j).

      (h) Such other documents as any Lender or its counsel may reasonably request.

      (i) There shall not have occurred any changes in the consolidated financial condition or results of operations or cash flows of the Borrower from that reflected in the Interim Pro Forma Financial Statements which has or reasonably could be expected to have, in the judgment of the Required Lenders, a Material Adverse Effect on the Borrower's financial condition or results of operations, taken as a whole.

      (j) All conditions precedent to the effectiveness of the Facility B Credit Agreement and the LLP Credit Agreement and the obligations of the "Lenders" thereunder to make Advances" thereunder shall have been satisfied.

      (k) All transactions contemplated by the Reorganization Documents to take place on the consummation of the Reorganization shall have occurred and been lawfully consummated to the satisfaction of the Agent.

      (l) The Company shall not have entered into or agreed to any amendment or modification of the Merger Agreement, the Spin-Off Agreement or the LLP Partnership Agreement, or waived or released any material rights or benefits of the Company thereunder, in each case without the prior written consent of the Agent or the Required Lenders.

      (m) The Borrower shall have executed and delivered the Intercreditor Agreement.

      (n) The Company shall have executed and delivered the Pledge Agreement and shall have pledged to the Agent all outstanding capital stock of each Joint Venture Subsidiary which is not a Borrower or a Subsidiary Guarantor and of each Joint Venture Subsidiary which is pledged to the Agent pursuant to the Existing Credit Agreement, unless such Joint Venture Subsidiary has been transferred to LNR in connection with the Reorganization.

      (o) Written money transfer instructions, in substantially the form of Exhibit M hereto, signed by an Authorized Officer, together with such other related money transfer authorizations as the Agent may reasonably request.

      (p) Pro forma consolidated balance sheet of the Borrower including the accounts of the Company and its Subsidiaries as of May 31, 1997 and Greystone and its Subsidiaries as of June 30, 1997, and assuming all of the following transactions had occurred as of such dates: the formation of LLP, the transactions contemplated under the Spin-Off Agreement, the effectiveness of the Merger, the effectiveness of this Agreement, the Facility B Credit Agreement and the LLP Credit Agreement, and the funding of the initial loans hereunder and thereunder.

      (q) A report, in reasonable detail and in form and substance satisfactory to the Agent, with calculations indicating that the Borrower, on a pro forma basis as of May 31, 1997 (including the accounts of Greystone as of June 30, 1997) would have been in compliance with the provisions of Article VII (if this Agreement had been in effect as of such dates), which calculations shall be based upon the pro forma financial statements of the Company after making the assumptions referred to in section 5.01(p) above.

      (r) A certificate signed by the Chief Financial Officer of the Company showing in reasonable detail the calculations used to determine the Leverage Ratio for the Pricing Grid attached hereto as Exhibit K.

      SECTION 5.02. CONDITIONS PRECEDENT TO ALL BORROWINGS

      (a) No Lender shall be required to make any Advance or Swing Line Loan (other than an Advance or Swing Line Loan that, after giving effect thereto and to the application of the proceeds thereof, does not increase the aggregate amount of the sum of outstanding (a) Advances and Swing Line Loans and (b) Reimbursement Obligations) and no Issuer shall be obligated to issue any Facility Letter of Credit, unless on the applicable Borrowing Date or Issuance Date :

         (i) the Agent shall have received notice of Borrower's request for the Advance and/or the issuance of a Facility Letter of Credit with respect thereto as provided in Sections 2.08(a) and 2.17(c)(i), respectively, and such other approvals, opinions or documents as the Agent may reasonably request;

        (ii) the representations and warranties of the Borrower contained in
      Article IV hereof are true and correct as of such Borrowing Date or Issuance Date; PROVIDED, HOWEVER, that for the purposes hereof, (A) from and after the date of delivery by the Borrower pursuant to Section 6.04(a) of their consolidated financial statements for the year ended November 30, 1997, the references in Section 4.03 to "Audited Financial Statements" shall be deemed to be references to the annual audited financial statements most recently delivered by the Borrower pursuant to Section 6.04(a) as of the date of the request for an Advance and/or the issuance of a Facility Letter of Credit; and (B) from and after that date of delivery by the Borrower pursuant to Section 6.04(b) of its consolidated financial statements for the quarter ending November 30, 1997, the references in Section 4.03 to "Unaudited Financial Statements" shall be deemed to be references to the quarterly unaudited financial statements most recently delivered by the Borrower pursuant to Section 6.04(b) as of the date of that request for an Advance and/or the issuance of a Facility Letter of Credit;

       (iii) All legal matters incident to the making of such Advance shall be satisfactory to the Lenders and their counsel;

       (iv) There exists no Event of Default or Unmatured Default; and

       (v) The making of the Advance and/or the issuance of the Facility Letter of Credit will not result in any Event of Default or Unmatured Default.

      (b) Each Borrowing Notice with respect to each such Advance and each Swing Line Loan or the Issuance Notice with respect to such Facility Letter of Credit shall constitute a representation and warranty by the Borrower that all of the conditions contained in this Section 5.02 have been satisfied.

      SECTION 5.03. TERMINATION. Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, if all of the conditions precedent to the obligations of the Lenders set forth in Sections
5.01 and 5.02 (as to the initial Borrowing Date only) shall not have been satisfied or waived by the Lenders prior to December 31, 1997, the Commitments and all other obligations of the Lenders under this Agreement and the other Loan Documents shall terminate as of such date and be of no further force or effect thereafter. Such termination shall not diminish or affect, or relieve the Borrower or any Subsidiary Guarantor from, any of their respective Obligations which are stated to survive a termination of the Commitments or the termination of this Agreement or the other Loan Documents.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

      The Borrower covenants and agrees that from the date hereof until payment in full of all the Obligations, unless the Required Lenders otherwise shall consent in writing as provided in Section 13.06 hereof, the Borrower will, and will cause each of its Subsidiaries to:

      SECTION 6.01. EXISTENCE, PROPERTIES, ETC. Do or cause to be done all things or proceed with due diligence with any actions or courses of action which may be necessary to preserve and keep in full force and effect its existence under the laws of their respective states of incorporation and all qualifications or licenses in jurisdictions in which such qualification or licensing is required for the conduct of its business or in which the Lenders shall request such qualification; PROVIDED, HOWEVER, that nothing herein shall be deemed to prohibit any Borrower other than the Company from (i) merging into or consolidating with any other Borrower (including the Company, if the Company is the surviving entity) or (ii) declaring and paying dividends in complete liquidation. The Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted. The primary business of the Borrower and the Subsidiaries shall at all times be the acquisition, development and sale of real estate assets.

      SECTION 6.02. NOTICE. Give prompt written notice to the Agent of (i) any proceeding instituted by or against the Borrower or any of the Subsidiaries in any federal or state court or before any commission or other regulatory body, federal, state or local, or any such proceedings threatened against the Borrower in writing by any federal, state or other governmental agency, which, if adversely determined, could reasonably be expected to have a Material Adverse Effect on the

Borrower, and (ii) any other Event which could reasonably be expected to lead to or result in a Material Adverse Effect on the Borrower, or which, with or without the giving of notice or the passage of time or both, would constitute an Event of Default or a default under any material agreement other than this Agreement to which the Borrower is a party or by which any of its properties or assets is or may be bound.

      SECTION 6.03. PAYMENTS OF DEBTS, TAXES, ETC. Pay all its debts and perform all its obligations promptly and in accordance with the respective terms thereof, and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Borrower or upon its incomes or receipts or upon any of its properties before the same shall become in default or past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might result in the imposition of a lien or charge upon such properties or any part thereof; PROVIDED, HOWEVER, that it shall not constitute a violation of the provisions of this Section 6.03 if the Borrower shall fail to perform any such obligation or to pay any such debt (except for obligations for money borrowed), tax, assessment, governmental charge or levy or claim for labor, materials or supplies which is being contested in good faith, by proper proceedings diligently pursued, and as to which adequate reserves have been provided.

      SECTION 6.04. ACCOUNTS AND REPORTS. Maintain a standard system of accounting established and administered in accordance with GAAP, and provide to the Lenders the following:

      (a) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower (commencing with the fiscal year ending November 30, 1997), a consolidated balance sheet of the Company and its Subsidiaries as of the end of that fiscal year and the related consolidated statements of earnings, stockholders' equity and cash flows for that fiscal year, all with accompanying notes and schedules, prepared in accordance with GAAP consistently applied and audited and reported upon by Deloitte & Touche or another firm of independent certified public accountants of recognized standing selected by the Borrower and acceptable to the Agent (such audit report shall be unqualified except for qualifications relating to changes in GAAP and required or approved by the Borrower's independent certified public accountants);

      (b) as soon as available and in any event within 60 days after the end of each of the first three quarters, and within 120 days after the end of the fourth quarter, of each fiscal year of the Borrower (commencing with the quarter ending November 30, 1997), a consolidated balance sheet of the Company and its Subsidiaries as of the end of that quarter, and the related consolidated statement of earnings and cash flows of the Company and its Subsidiaries for the period from the beginning of the fiscal year to the end of that quarter, all prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate, subject to normal year-end audit adjustments, by the Chief Financial Officer of the Company;

      (c) within 60 days after the end of each of the first three quarters, and within 120 days after the end of the fourth quarter, of each fiscal year of the Borrower (commencing with the quarter ending November 30, 1997), (i) a consolidating balance sheet of the Borrower (in a form acceptable to the Agent) as of the end of that quarter and the related consolidating statement of earnings of the Borrower (in a form acceptable to the Agent) for the period from the beginning of the fiscal year to the end of that quarter, and
(ii) a consolidating balance sheet of the Mortgage Banking Subsidiaries (in a form acceptable to the Agent) as of the end of that quarter and the related consolidating statement of earnings of the Mortgage Banking Subsidiaries (in a form acceptable to the Agent) for the period from the beginning of the fiscal year to the end of that quarter, all prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate, subject to normal year-end audit adjustments, by the Chief Financial Officer of the Company;

      (d) concurrently with the delivery of the financial statements described in subsection (a) above, a letter signed by that firm of independent certified public accountants to the effect that, during the course of their examination, nothing came to their attention which caused them to believe that any Event of Default or Unmatured Default has occurred, or if such Event of Default or Unmatured Default has occurred, specifying the facts with respect thereto; and concurrently with the delivery of the financial statements described in subsections (b) and (c) above, a certificate signed by the President or Executive Vice President and the Chief Financial Officer of the Company to the effect that, having read this Agreement, and based upon an examination which they deemed sufficient to enable them to make an informed statement, there does not exist any Event of Default or Unmatured Default, or if such Event of Default or Unmatured Default has occurred, specifying the facts with respect thereto;

      (e) within 30 days after the end of each calendar month (commencing with the month ending October 31, 1997), a report, in reasonable detail and in form and substance satisfactory to the Agent, setting forth, as of the end of the month, with respect to each Project owned by the Company and its Subsidiaries,
(i) the number of Housing Unit Closings, (ii) the number of Housing Units either completed or under construction, specifying the number thereof that are Completed Housing Units, (iii) the number of Housing Units Under Contract;

      (f) within 120 days after the end of each fiscal year of the Borrower (commencing with the fiscal year ending November 30, 1997), a schedule of all Real Estate owned by the Borrower in the form of Schedule III annexed hereto or as otherwise required by Agent, which schedule, in addition to providing all the categories of information specified in Schedule III, shall specify those properties the interest and carrying charges attributable to which are being deducted, for financial reporting purposes, for the fiscal year in which they are paid and shall contain all such other information as Agent shall require;

      (g) within 90 days after the beginning of each fiscal year of the Borrower, a projection, in reasonable detail and in form and substance satisfactory to the Agent, on a quarterly basis, of the cash flow and of the earnings of the Company and its Subsidiaries for that fiscal year and for the immediately succeeding fiscal year;

      (h) promptly upon becoming available, copies of all financial statements, reports, notices and proxy statements sent by the Borrower to its stockholders, and of all regular and periodic reports and other material (including copies of all registration statements and reports under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) filed by the Borrower with any securities exchange or any governmental authority or commission, except material filed with governmental authorities or commissions relating to the development of Real Estate in the ordinary course of the business of the Borrower and which does not relate to or disclose any Material Adverse Effect;

      (i) as soon as available and in any event within 60 days after the end of each of the first three quarters, and within 120 days after the end of the fourth quarter, of each fiscal year of each Joint Venture, a balance sheet of that Joint Venture as of the end of that quarter and a statement of earnings of that Joint Venture for the period from the beginning of the fiscal year to the end of that quarter, prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate, subject (in the case of the financial statements delivered for the first three quarter of each fiscal year) to normal year-end adjustments, by the Chief Financial Officer of the Company;

      (j) within 60 days after the Closing Date and the end of each of the first three quarters, and within 90 days after the end of each fiscal year of the Borrower (commencing with the quarter and fiscal year ending November 30, 1997), a report, in reasonable detail and in form and substance satisfactory to the Agent, with calculations indicating that the Borrower is in compliance, as of the Closing Date and as of the last day of such quarterly or annual period, as the case may be, with the provisions of Article VII and, if the Borrower shall have been required to provide Collateral, Article VIII, of this Agreement. Without limiting the generality of the foregoing, Borrower shall provide to the Lenders (i) a report calculating the Borrowing Base in form and substance satisfactory to Agent, in which report the Borrower shall include a report of all accounts receivable from the sales of Housing Units included in the Borrowing Base, showing all such receivables which remain uncollected on the tenth (10th) day after the Closing Date or end of the quarter or fiscal year, as the case may be, (ii) a report containing the calculations necessary to indicate that the Borrower is in compliance with the provisions of Sections 6.09 and 7.14, including a certification of the outstanding principal amount of all loans and advances made by the Company to each of the Mortgage Banking Subsidiaries, as the case may be, and that all such loans and advances are duly evidenced by the Mortgage Banking Subsidiaries Note in the possession of Agent, and (iii) a report on investments substantially in the form attached as Exhibit E hereto. The reports furnished pursuant to this subsection (j) shall be certified to be true and correct by the Chief Financial Officer of the Company and shall also contain a representation and warranty by the Borrower that it is in full compliance with the provisions of Article VII of this Agreement;

      (k) within 60 days after the Closing Date and the end of each of the first three quarters, and within 90 days after the end of each fiscal year of the Borrower (commencing with the quarter and fiscal year ending November 30, 1997), a report, in reasonable detail and in form and substance satisfactory to the Agent, with calculations indicating whether the Borrower, as of the Closing Date and as of the last day of such quarterly or annual period, as the case may be, is in compliance with the Minimum Interest Coverage Ratio;

      (l) within 270 days after the close of each fiscal year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA, but the foregoing statement shall be required only if any Single Employer Plan shall exist;

      (m) as soon as possible and in any event within 10 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the Chief Financial Officer of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto;

      (n) as soon as possible and in any event within 10 days after receipt thereof by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any Hazardous Substance into the environment, and (b) any notice alleging any violation of any Environmental law or any federal, state or local health or safety law or regulation by the Company or any of its Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect;

      (o) promptly upon the request of the Agent or any Lender, an accurate legal description with respect to any Real Estate included in the calculation of the Borrowing Base;

      (p) such supplements to the aforementioned documents and additional information (including, but not limited to, leasing, occupancy and non-financial information) and reports as the Agent or any Lender may from time to time reasonably require;

      (q) prior to or contemporaneously with the making of any investment in any Joint Venture, copies of each proposed shareholders' agreement, certificate or articles of incorporation, partnership agreement, joint venture agreement or similar organizational instrument or agreement, relating to the formation of each Joint Venture, and each material restatement, modification, amendment or supplement thereto;

      (r) concurrently with the quarterly financial statements described in subsection (b) above following the end of any quarter in which each new Subsidiary that is to become a Borrower under Section 6.07 hereof was formed, the Company shall deliver to the Agent (i) revised copies of Schedule I to this Agreement and Schedule I to the Notes, adding thereto the name of such new Subsidiary, (ii) a revised copy of Schedule V to this Agreement, adding thereto the information with respect to such new Subsidiary required by Section 4.14 hereof, (iii) a Joinder Agreement, in form and content satisfactory to the Agent, executed by a duly authorized officer of such new Subsidiary, pursuant to which such Subsidiary agrees to become a Borrower hereunder, assumes all of the Obligations, and agrees that Schedule I hereto and Schedule I to the Notes shall be amended to include the name of such Subsidiary; (iv) a copy of the certificate of incorporation or other organizational document of such new Subsidiary, certified by the secretary of state or other official of the state or other jurisdiction of its incorporation; and (v) a copy of the bylaws of such new Subsidiary, certified by the secretary or other appropriate officer or partner of such Subsidiary;

      (s) concurrently with the consolidated balance sheet delivered pursuant to subsection (s) above, a copy of Schedule III (Real Estate Owned), updated from
Schedule III most recently delivered to the Lenders, including therein all real estate owned by the Company and its Subsidiaries, including Greystone and its Subsidiaries, immediately following the Merger and after giving effect to the Reorganization; and

      (t) within 60 days of the Closing Date, a Closing Date consolidated balance sheet of the Company and its Subsidiaries (including Greystone and its Subsidiaries), as of such date and after giving effect to the formation of LLP, the transactions contemplated under the Spin-Off Agreement, the Merger, the effectiveness of this Agreement, the Facility B Credit Agreement and the LLP Credit Agreement and the funding of the initial loans thereunder, prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate by the Chief Financial Officer of the Company.

      SECTION 6.05. ACCESS TO PREMISES AND RECORDS. At all reasonable times and as often as any Lender may reasonably request, permit authorized representatives and agents designated by that Lender to (i) have access to the premises of the Borrower and each Subsidiary and to their respective corporate books and financial records, and all other records relating to their respective operations and procedures, (ii) make copies of or excerpts from those books and records and
(iii) upon reasonable notice to the Company, discuss the respective affairs, finances and operations of the Borrower and its Subsidiaries with, and to be advised as to the same by, their respective officers and directors.

      SECTION 6.06. MAINTENANCE OF PROPERTIES AND INSURANCE. Maintain all its properties and assets in good working order and condition and make all necessary repairs, renewals and replacements thereof so that its business carried on in connection therewith may be properly conducted at all times; and maintain or require to be maintained (i) adequate insurance, by financially sound and reputable insurers, on all properties of the Borrower which are of character usually insured by Persons engaged in the same or a similar business (including, without limitation, all Real Estate encumbered by Mortgages securing mortgage loans made by the Borrower, to the extent normally required by prudent mortgagees, and all Real Estate which is subject of an Equity Investment by the Borrower, to the extent normally carried by prudent builder-developers) against loss or damage resulting from fire, defects in title or other risks insured against by extended coverage and of the kind customarily insured against by those Persons, (ii) adequate public liability insurance against tort claims which may be incurred by the Borrower, and (iii) such other insurance as may be required by law. Upon the request of the Agent, the Borrower will furnish to the Lenders full information as to the insurance carried. Notwithstanding the foregoing provisions of this Section 6.06, Borrower shall be permitted to self-insure against all property and casualty risks associated with its construction of single-family dwelling units up to a maximum aggregate construction exposure for any Project not to exceed at any time 10% of Adjusted Tangible Net Worth.

      SECTION 6.07. FINANCING; NEW INVESTMENTS. Give the Agent (i) written notice of any serious negotiations for debt or equity financing or for the placement of the Borrower's Securities in either a private or public financing, if any of the foregoing transactions are to be in excess of $1,000,000 in any one transaction or series of related transactions, (ii) advance written notice of the formation of any new Significant Subsidiary (as hereinafter defined), the establishment of any new Joint Venture or the commencement of any new project or work-out involving Real Estate not owned by the Borrower as of the Agreement Date, which such new Significant Subsidiary shall become a party to this Agreement as a Borrower hereunder, effective upon the date of such Subsidiary's formation, unless (x) such Subsidiary is a Joint Venture Subsidiary, (y) the terms of the agreement creating such Joint Venture prohibit the joint venturers thereof from being or becoming liable for any Indebtedness other than Indebtedness of the Joint Venture, and (z) all of the issued and outstanding equity Securities of such Subsidiary are pledged to the Lenders pursuant to
Section 7.05 hereof, and (iii) written notice of the formation of any new Subsidiary which is not a Significant Subsidiary given not later than ten (10) days after such formation, which new Subsidiary shall become a party to this Agreement as a Borrower hereunder effective upon such Subsidiary's formation; PROVIDED, HOWEVER, that nothing in this Section 6.07 shall be deemed to authorize the Borrower to enter into any such transaction if the same would violate any of the limitations set forth in Article VII hereof. As used in this
Section 6.07, the term "Significant Subsidiary" means a Subsidiary of one or more entities comprising the Borrower in which the Borrower makes investments (whether through the purchase of Capital Stock or instruments evidencing debt, advances or loans to such Subsidiary or by the guaranty of Indebtedness of such Subsidiary) in a cumulative amount in excess of $1,000,000.

      SECTION 6.08. COMPLIANCE WITH APPLICABLE LAWS. Promptly and fully comply with, conform to and obey all present and future laws, ordinances, rules, regulations, orders, writs, judgments, injunctions, decrees, awards and all other legal requirements applicable to the Borrower, its Subsidiaries and their respective properties, including, without limitation, Regulation Z of the Board of Governors of the Federal Reserve System, the Federal Interstate Land Sales Full Disclosure Act, ERISA and the Florida Land Sales Act, the violation of which would have a Material Adverse Effect on the Borrower.

      SECTION 6.09. ADVANCES TO THE MORTGAGE BANKING SUBSIDIARIES. Cause the Mortgage Banking Subsidiaries to execute and deliver the Mortgage Banking Subsidiaries Note in order to evidence all loans and advances that now exist or are hereafter made by the Company to any of the Mortgage Banking Subsidiaries, respectively; deposit the original Mortgage Banking Subsidiaries Note with Agent; and obtain, prior to or contemporaneously with the execution of this Agreement, written acknowledgments from each Mortgage Banking Subsidiary that the aggregate of all loans and advances hereafter made by the Company to such Mortgage Banking Subsidiary shall be evidenced and governed by the Mortgage Banking Subsidiaries Note held by Agent. At all times the principal amount of the Mortgage Banking Subsidiaries Note held by Agent must equal or exceed the aggregate principal amount of all loans and advances made by the Company to Mortgage Banking Subsidiaries, and upon the request of Agent (but no more frequently than monthly), the Company shall obtain and deliver to the Agent specific written acknowledgments from each of the Mortgage Banking Subsidiaries to the effect that loans and advances theretofore made by the

Company to the Mortgage Banking Subsidiaries are evidenced by the Mortgage Banking Subsidiaries Note. In the event that after the Agreement Date the Borrower organizes or acquires any Mortgage Banking Subsidiary, such Mortgage Banking Subsidiary shall, upon such organization or acquisition, join in and become a maker of a replacement Mortgage Banking Subsidiaries Note, such new Mortgage Banking Subsidiaries Note shall be deposited with the Agent pursuant to this Section 6.09, and all references in this Agreement to Mortgage Banking Subsidiaries shall thereafter be deemed references to all such Mortgage Banking Subsidiaries.

      SECTION 6.10. USE OF PROCEEDS. Use the proceeds of the Advances to repay all Indebtedness outstanding on the Closing Date under the Existing Credit Agreement, all Indebtedness of Greystone to its institutional lenders on the Closing Date, for working capital and general corporate purposes and to finance acquisitions consummated with the prior approval of the Board of Directors of the Person to be acquired.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

      The Borrower covenants and agrees that from the date hereof until payment in full of all the Obligations, unless the Required Lenders otherwise shall consent in writing as provided in Section 13.06 hereof, Borrower will not, either directly or indirectly:

      SECTION 7.01. MINIMUM TANGIBLE NET WORTH. Permit the Tangible Net Worth of the Company at any time to be less than the sum of (a) $300,000,000, (b) an amount equal to 50% of the cumulative amount of positive Consolidated Net Income of the Company and its Subsidiaries for each fiscal quarter of the Company ending after the Closing Date for which the Company and its Subsidiaries, taken as a whole, had Consolidated Net Income, and (c) an amount equal to 75% of the aggregate amount of the increase in the consolidated stockholders' equity of the Company resulting from the issuance of equity Securities of the Company after the Closing Date. For purposes of this Section 7.01, the term "Consolidated Net Income" when used in respect of any period, shall not include any loss for such period.

      SECTION 7.02. LIMITATION ON INDEBTEDNESS

            (a) BORROWING BASE LIMITATION. At any time, permit the aggregate outstanding amount of the sum of (i) all outstanding Obligations plus (ii) all other senior unsecured debt of the Borrower to exceed the Borrowing Base at such time (the "Borrowing Base Limitation"); PROVIDED, HOWEVER, that the Borrower shall not be required to comply with the Borrowing Base Limitation if, but only so long as, the Borrower's senior unsecured long-term debt has a Rating of BBB-or higher from S&P OR Baa3 or higher from Moody's.

            (b) MAXIMUM LEVERAGE RATIO. At any time, permit the aggregate outstanding amount of the sum of (i) all outstanding Obligations plus (ii) all other Indebtedness of the Borrower (excluding from such Indebtedness all LNR Loan Guaranties outstanding at any time after the Closing Date and prior to February 28, 1998, but including all LNR Loan Guaranties outstanding on or after such date), plus (iii) all LLP Loans less (iv) unrestricted cash of the Borrower in excess of $15,000,000, to exceed 240% through November 30, 1997, 225% through November 30, 1999, and 200% thereafter of the sum of (x) the Adjusted Tangible Net Worth and (y) 50% of Subordinated Debt (not to exceed $100,000,000) (the "Maximum Leverage Ratio"); PROVIDED, HOWEVER, that if as of the last day of any quarter (i) the Interest Coverage Ratio as reported pursuant to Section 6.04(k) is less than the Minimum Interest Coverage Ratio, and (ii) the Borrower is not in compliance with the Borrowing Base Limitation (without regard to the proviso contained in Section 7.02(a)), the Maximum Leverage Ratio shall decrease by ten
(10) percentage points for the next succeeding quarter and for each quarter thereafter until Borrower is in compliance with the Minimum Interest Coverage Ratio; PROVIDED FURTHER, however, that if on the last day in any subsequent quarter, Borrower is in compliance with both the Minimum Interest Coverage Ratio and the Borrowing Base Limitation (without regard to the proviso contained in Section 7.02(a)), the Maximum Leverage Ratio shall increase by ten (10) percentage points (but not above 225% through November 30, 1999, and 200% thereafter) for such quarter.

      SECTION 7.03. GUARANTIES. Make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary or Joint Venture) or otherwise assume, guarantee or in any way become contingently liable or responsible for obligations of any other Person, whether by agreement to purchase those obligations of any other Person, or by agreement for the furnishing of funds through the purchase of goods, supplies or services (whether by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the obligations of any other Person, except for: (a) guaranties of obligations of another Borrower issued in the ordinary course of business; (b) the endorsement of negotiable instruments in the ordinary course of business;
(c) guaranties of performance and completion and performance and completion bonds issued in connection with the construction of Real Estate developments owned by the Borrower; (d) guaranties of liabilities incurred by Joint Ventures to which the Borrower or a Joint Venture Subsidiary is a party, PROVIDED that all such guaranties outstanding at any one time (including without limitation Stevenson Ranch Venture L.L.C. and Bressi Ranch) do not exceed the lesser of $60,000,000 or 15% of the Tangible Net Worth, (e) the obligations of the Borrower under the LLP Loans Guaranty; or (f) the LNR Loans Guaranties; PROVIDED, HOWEVER, that the maximum permissible amount of the LNR Loans Guaranties (i) until November 30, 1998, shall be limited to the lesser of Indebtedness of LNR which exists on the Closing Date or $50,000,000, and (ii) from and after November 30, 1998 shall be zero. None of the foregoing clauses, however, shall be deemed to permit the Borrower to guaranty any obligations of the Mortgage Banking Subsidiaries, the Limited Purpose Finance Subsidiaries, STI or the Title Companies, if any such guaranty would cause the Borrower to be in violation of Section 7.02 hereof.

      SECTION 7.04. SALE OF ASSETS; ACQUISITIONS; MERGER.

      (a) Do either of the following: (i) sell any single asset with a book value of $5,000,000 or more for a sales price which is less than the book value of that asset, or (ii) sell any single asset with a book value of $10,000,000 or more unless such sale is in the ordinary course of business; PROVIDED, HOWEVER, that in no event shall the aggregate sales price of all assets sold or disposed of by the Borrower, other than those sold in the ordinary course of business, exceed $25,000,000 in any single calendar year.

      (b) Do any of the following:

         (i) sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or hereafter acquired) of the Company and the Subsidiaries (on a consolidated basis) except for the sale of inventory in the ordinary course of business;

        (ii) except as contemplated by the Reorganization Documents, merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it;

        (iii) dissolve, liquidate or wind up its business by operation of law or otherwise; or

        (iv) except as contemplated by the Reorganization Documents, distribute to the stockholders of the Company any Securities of any Subsidiary;

PROVIDED, HOWEVER, that any Subsidiary or any other Person may merge into or consolidate with or may dissolve and liquidate into any Borrower, if (and only if), (1) in the case of a merger or consolidation, a Borrower is the surviving Person, (2) in the case of a merger or consolidation involving the Company, the Company is the surviving Person, (3) the character of the business of the Company and the Subsidiaries on a consolidated basis will not be materially changed by such occurrence, and (4) such occurrence shall not constitute or give rise to an Event of Default or Unmatured Default or a default in respect of any of the covenants contained in any agreement to which the Company or such Subsidiary is a party or by which its property may be bound.

      (c) Acquire another Person unless (i) such Person is involved in the acquisition, development, management, rental and/or sale of real estate assets and/or the provision of financial services as its primary business and (ii) the board of directors or other governing body of such Person approves such acquisition.

      Nothing contained in this Section 7.04, however, shall restrict any sale of assets between the entities comprising the Borrower which is in compliance with all other provisions of this Agreement.

      SECTION 7.05. INVESTMENTS. Purchase or otherwise acquire, hold or invest in the Securities (whether Capital Stock or instruments evidencing debt) of, make loans or advances to, enter into any arrangements for the purpose of providing funds or credit to, or make any Equity Investment in, any Person which is not either a Borrower on the Closing Date or a Subsidiary which becomes a Borrower upon the making of the investment, except for: (i) (A) Investments in or loans or advances to Joint Ventures (other than its investment in LLP but including Investments in the Mortgage Banking Subsidiaries) to which the Borrower or a Subsidiary is a party; and (B) Investments in or loans or advances to STI, Limited Purpose Finance Subsidiaries and the Title Companies, PROVIDED that (1) the aggregate of all such Investments, loans and advances outstanding in (A) and (B) at any time do not exceed 25% of the Tangible Net Worth and (2) with respect to Investments in, or loans and advances to each Joint Venture Subsidiary (other than LLP Partner) which is not a Borrower or a Subsidiary Guarantor, all of the issued and outstanding equity Securities of such Joint Venture Subsidiary shall have been pledged to the Agent pursuant to the terms and provisions of the Pledge Agreement and such pledge shall not be prohibited by, or result in a breach or violation of, any agreement, indenture or other instrument to which the Company or any Subsidiary is a party or is bound; and
(ii) (A) purchases of direct obligations of the government of the United States of America, or any agency thereof, or obligations unconditionally guaranteed by the United States of America; (B) certificates of deposit of any bank organized or licensed to conduct a banking business under the laws of the United States or any state thereof having capital, surplus and undivided profits of not less than $100,000,000; (C) Investments in commercial paper which, at the time of acquisition by the Borrower, is accorded an "A" or equivalent rating by any of the Rating Agencies or any other nationally recognized credit rating agency of similar standing; (D) investments in publicly traded, readily marketable securities, traded on a recognized national exchange or over-the-counter; and
(E) loans or advances by the Borrower to, or Securities or Indebtedness of, a real estate or homebuilding company to be acquired by the Borrower for the purpose of obtaining control of specific homebuilding assets of that homebuilding company, PROVIDED, HOWEVER, that such loans, advances or Indebtedness are secured by Mortgages, land, homes under construction and/or homes inventory of such real estate or homebuilding company.

      SECTION 7.06. DISPOSITION, ENCUMBRANCE OR ISSUANCE OF CERTAIN STOCK. Sell, transfer or otherwise dispose of, or pledge, grant a security interest, equity interest or other beneficial interest in or otherwise encumber any of the outstanding shares of Capital Stock of any Mortgage Banking Subsidiary, or permit any Mortgage Banking Subsidiary to sell, issue or otherwise transfer any shares of its Capital Stock to any Person other than the Borrower.

      SECTION 7.07. SUBORDINATED DEBT. Directly or indirectly make any payment of principal or interest with respect to any Subordinated Debt prior to the date the same is due, or amend or modify the terms of any Subordinated Debt except for extensions of the due date thereof, or directly or indirectly redeem, retire, defease, purchase, retire or otherwise acquire any Subordinated Debt.

      SECTION 7.08. HOUSING UNIT. Permit the total number of Housing Units owned by the Borrower, including Housing Units under construction, but excluding model housing units and

Housing Units Under Contract, at any time to exceed 35% of the total number of Housing Unit Closings during the immediately preceding 12-month period; PROVIDED, HOWEVER, that the total number of Housing Unit Closings during the twelve-month period immediately preceding the Closing Date shall include Housing Unit Closings of Greystone during such period.

      SECTION 7.09. CONSTRUCTION Cause, suffer or permit to exist any Mortgage, security interest or other encumbrance to secure Indebtedness on any Housing Unit or other building or structure (including, without limitation, any asset reported as "Construction in Progress" in the financial statements of the Borrower) that is under construction on any land owned or leased by the Borrower; PROVIDED, HOWEVER, that the Borrower may cause, suffer or permit to exist purchase money Mortgages having an aggregate outstanding principal balance not exceeding $10,000,000 at any time on assets so reported as "Construction in Progress".

      SECTION 7.10. NO MARGIN STOCK. Use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U).

      SECTION 7.11. MORTGAGE BANKING SUBSIDIARIES' CAPITAL RATIO. Permit the "Mortgage Banking Subsidiaries' Capital Ratio" to exceed, at any time, eight (8) to one (1). As used in this Section 7.11, the term "Mortgage Banking Subsidiaries' Capital Ratio" shall mean the ratio of the combined total Indebtedness of the Mortgage Banking Subsidiaries to Adjusted Net Worth (as defined in Section 7.14 below).

      SECTION 7.12. TRANSACTIONS WITH AFFILIATES. Enter into any transaction (including, without limitation, the purchase or sale of any property or service) with, or make any payment or transfer to, any Affiliate, except in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or a Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms'-length transaction.

      SECTION 7.13. RESTRICTIONS ON ADVANCES TO MORTGAGE BANKING SUBSID. Subject to Section 7.05, (i) Permit any loan or advance to be made by the Borrower to a Mortgage Banking Subsidiary except for loans and advances from the Company to the Mortgage Banking Subsidiaries which are made under, and evidenced by, the Mortgage Banking Subsidiaries Note that is in the possession of Agent and for which the Company shall have obtained a written acknowledgment from each Mortgage Banking Subsidiary that the same are evidenced and governed by the Mortgage Banking Subsidiaries Note; (ii) permit the aggregate amount of all loans and advances made by the Company to any Mortgage Banking Subsidiary outstanding at any time to exceed the sum of (a) the net carrying value of all mortgage loans held by such Mortgage Banking Subsidiary, less the aggregate principal amount of all promissory notes payable by such Mortgage Banking Subsidiary to banks or other lenders, and less the aggregate principal amount of all mortgage loans held for sale by such Mortgage Banking Subsidiaries which are pledged, assigned or otherwise encumbered, to the extent that said aggregate amount exceeds the aggregate principal amount of notes payable by such Mortgage Banking Subsidiary to banks or other lenders, and (b) 1.5% of the principal amount of all mortgages serviced by such Mortgage Banking Subsidiary, less any loans or other financing to such Mortgage Banking Subsidiary associated with the servicing portfolio (exclusive of those amounts deducted in the calculation required under clause
(a) above) if, and to the extent that, the servicing rights with respect to such mortgages are not subject to any Lien; (iii) assign, transfer, pledge, hypothecate or encumber in any way the Mortgage Banking Subsidiaries Note, any interest therein or any sums due or to become due thereunder; (iv) modify, amend, extend or in any way change the terms of the Mortgage Banking Subsidiaries Note; (v) make any principal advances to any Mortgage Banking Subsidiary, under the Mortgage Banking Subsidiaries Note or otherwise, at any time after the Agent has been granted a security interest in the Mortgage Banking Subsidiaries Note except to the extent of any principal prepayments under the Mortgage Banking Subsidiaries Note in excess of the mandatory principal payments required thereunder; or (vi) permit a Mortgage Banking Subsidiary to enter into any agreement or agreements which (a) in any way restrict the payment of dividends by such Mortgage Banking Subsidiary or (b) individually, or in the aggregate, impose any restriction on the repayment of any indebtedness of a Mortgage Banking Subsidiary to any Person (including, without limitation, the indebtedness payable under the Mortgage Banking Subsidiaries Note) other than a restriction on the payment of the last $5,000,000 of principal indebtedness of UAMC (i.e., such permitted restriction shall be applicable only after the aggregate principal amount of indebtedness owed by UAMC to any Person shall be less than or equal to $5,000,000).

      SECTION 7.14. ADJUSTED NET WORTH OF MORTGAGE BANKING SUBSIDIARIES. Permit the Consolidated Tangible Net Worth of the Mortgage Banking Subsidiaries at any time to be less than $30,000,000. For purposes of this Section 7.14, the term "Consolidated Tangible Net Worth" shall mean, as of any date of determination thereof, the net worth of the Mortgage Banking Subsidiaries on a consolidated basis as determined in accordance with GAAP (including Capitalized Mortgage Servicing) less the book value of any assets of the Mortgage Banking Subsidiaries which would be treated as intangibles under GAAP including, without limitation, goodwill, research and development costs, trademarks, trade names, copyrights, patents and unamortized debt discount and expenses and the term "Capitalized Mortgage Servicing" shall mean, as of any date, the sum of UAMC's
(i) purchased mortgage servicing rights, (ii) originated mortgage servicing rights that are then included in UAMC's capital assets and (iii) excess servicing, net of any amortization or write-downs with respect thereto, all as determined in accordance with GAAP.

      SECTION 7.15. INVESTMENTS IN LAND. At any time, permit the Borrower's investment in improved and unimproved land and investments in and advances to LLP to exceed the sum of 100% of Net Worth PLUS 50% of all Subordinated Debt at such time LESS all goodwill and other assets that are properly classified as "intangible assets" in accordance with GAAP and which are acquired after the Closing Date and are owned by the Borrower at such time.

      SECTION 7.16. LIENS AND ENCUMBRANCES

      (a) NEGATIVE PLEDGE. Grant any Liens on any of its rights, properties or assets other than Permitted Liens.

      (b) NO AGREEMENT FOR NEGATIVE PLEDGE. Agree with any third party not to create, assume or suffer to exist any Lien securing a charge or obligation on or of any of its property, real or personal, whether now owned or hereafter acquired.

      SECTION 7.17. REORGANIZATION DOCUMENTS. Enter into or agree to any amendment or modification of the Merger Agreement, the Spin-Off Agreement or the LLP Partnership Agreement, or waive or release any material rights or benefits of the Company thereunder.

      SECTION 7.18. INVESTMENTS IN MARLBOROUGH SUBSIDIARIES. Make any further Investment in any of the Marlborough Subsidiaries.

                                  ARTICLE VIII

                                   COLLATERAL

      SECTION 8.01. SECURITY FOR OBLIGATIONS. Upon the request of the Agent (which may not be made without the prior written or telegraphic consent from the Required Lenders and which shall be made upon the written or telegraphic request of the Required Lenders), the Borrower shall grant the Agent, on behalf of the Lenders, as security for the payment in full of all the Obligations, a first lien and security interest in the Mortgage Banking Subsidiaries Note. Notwithstanding anything to the contrary provided in this Agreement, the Borrower agrees that the security agreement relating to the Mortgage Banking Subsidiaries Note shall require all principal payments payable under the Mortgage Banking Subsidiaries Note to be made directly to the Agent and applied to the principal outstanding under the Notes as required under Section 2.02.

      SECTION 8.02. COLLATERAL DOCUMENTATION. If and when the Borrower is required to grant the Agent a security interest in the Mortgage Banking Subsidiaries Note pursuant to the foregoing provisions of this Article VIII, the Borrower shall deliver to the Agent:

        (i) a duly executed pledge and security agreement, in form and substance satisfactory to the Agent, granting the Agent on behalf of the Lenders, a first lien on, and security interest in, the Mortgage Banking Subsidiaries Note;

        (ii) an endorsement or allonge to the Mortgage Banking Subsidiaries Note, in form and substance satisfactory to the Agent, transferring the Mortgage Banking Subsidiaries Note to the Agent on behalf of the Lenders; and

        (iii) a written acknowledgment from the Company that the Agent holds the Mortgage Banking Subsidiaries Note as Collateral for the Obligations.

All the foregoing documents shall be delivered to the Agent on or before the date that the Borrower is required to grant the Agent the security interest in the Mortgage Banking Subsidiaries Note. All of the documentation and other items required under this Section 8.02 must be fully satisfactory, both in form and substance, to the Agent. In addition to the foregoing, the Borrower shall, at the request of the Agent, execute and deliver to the Agent such assignments, pledges, financing statements and other documents, and cause to be done such further acts, all as the Agent from time to time may deem necessary or appropriate to evidence, confirm, perfect or protect any security interest required to be granted to the Agent hereunder.

      SECTION 8.03. POWERS AND DUTIES OF THE BORROWER WITH RESPECT TO THE
                    COLLATERAL

      (a) Subject to the provisions of this Agreement, so long as no Event of Default shall have occurred and be continuing, the Borrower shall have the right to deal with, manage and administer the Collateral and to collect and use the proceeds thereof in such manner as it shall deem appropriate (subject to the provisions of Section 2.02).

      (b) Unless the Borrower shall have been notified, pursuant to Section 9.03 hereof, that it has been discharged from its right to deal with, manage and administer all items of the Collateral, the Borrower shall, subject to the provisions of this Agreement, manage and administer all the Collateral in such manner as they shall deem appropriate, without charge to the Lenders; PROVIDED, HOWEVER, that the Borrower shall remain fully responsible for all its obligations as owner, creditor or otherwise with respect to the Collateral.

      SECTION 8.04. POWER OF ATTORNEY. With respect to the Collateral which the Agent may from time to time hold and/or be entitled to obtain hereunder, the Agent hereby is irrevocably appointed by the Borrower as Borrower's true and lawful attorney-in-fact with full power, from time to time upon the occurrence and during the continuance of an Event of Default, to (i) take possession of and endorse in Borrower's name any pledges, assignments and other documents and any notes, checks, drafts, bills of exchange, money orders and any other documents received in payment for or on account of those assets and properties, (ii) to collect, sue for and give acquittance for moneys due on account of those assets and properties, (ii) to withdraw any claims, suits or proceedings pertaining to or arising out of those assets and properties. The foregoing appointment is with full power of substitution and is coupled with an interest. The Agent shall not be liable for any failure to collect or enforce the payment of any of those assets and properties.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

      SECTION 9.01. EVENTS OF DEFAULT. The occurrence of any one or more of the following Events shall constitute an "Event of Default":

      (a) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary Guarantor to the Lenders or the Agent under or in connection with this Agreement or any Loan Document shall be false or misleading in any material respect when made;

      (b) any report, certificate, financial statement or other document or instrument furnished in connection with this Agreement or the Loans hereunder shall be false or misleading in any material respect when furnished;

      (c) default shall be made in the payment of (i) the principal of any of the Notes or of any Reimbursement Obligation when and as due and payable, or
(ii) the interest on any of the Notes, any fees or any other sums due pursuant to Article II, which default continues for five days after the same becomes due and payable;

      (d) default shall be made with respect to any Indebtedness or Contingent Obligations of the Borrower or any Subsidiary Guarantor (other than the Indebtedness evidenced by the Notes), or in any net liabilities under interest rate swap, exchange or cap agreements, beyond any applicable period of grace, or default shall be made with respect to the performance of any other obligation incurred in connection with any such Indebtedness or liabilities beyond any applicable period of grace, or default shall be made with respect to any other liability of $100,000 or more, if the effect of any such default is to accelerate the maturity of such Indebtedness or liability or to cause any other liability to become due prior to its stated maturity, or any such Indebtedness or liability shall not be paid when due and such default shall not have been remedied or cured by the Borrower or such Subsidiary Guarantor or waived by the obligor;

      (e) default shall be made in the due observance or performance of any of the provisions of Article VII or Article VIII of this Agreement;

      (f) default shall be made in the due observance or performance of any other covenant, agreement or condition on the part of the Borrower or any Subsidiary Guarantor to be performed under or in connection with this Agreement or any Loan Document, and such default shall have continued for a period of 30 days after the occurrence thereof;

      (g) the Borrower or any Subsidiary Guarantor shall (i) petition or apply for, seek, consent to, or acquiesce in, the appointment of a receiver, trustee, examiner, custodian, liquidator or similar official of the Borrower or any Subsidiary Guarantor or any of its properties or assets, (ii) be unable, or admit in writing its inability, to pay its debts as they mature, (iii) make a general assignment for the benefit of or a composition with its creditors, (iv) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (v) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect, or file a petition or an answer seeking dissolution, winding up, liquidation or reorganization or an arrangement with creditors or a composition of its debts or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation law or statute or other statute or law for the relief of debtors, or file any answer admitting the material allegations of a petition filed against it in any proceeding under such law, or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, or if corporate or other action shall be taken by the Borrower or such Subsidiary Guarantor for the purpose of effecting any of the foregoing, or (vi) fail to contest in good faith any appointment or proceeding described in
Section 9.01(h);

      (h) an order, judgment, or decree shall be entered without the application, approval, or consent of the Borrower or any Subsidiary Guarantor by any court of competent jurisdiction appointing a receiver, trustee or liquidator of the Borrower or any Subsidiary Guarantor or a proceeding described in Section 9.01(g) shall be instituted against the Borrower or any Subsidiary Guarantor, and such appointment shall continue undischarged or such proceeding continues undismissed or unstayed for any period of 45 days;

      (i) final judgment for the payment of money in excess of $250,000 shall be rendered against the Borrower or any Subsidiary Guarantor and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed;

      (j) final judgment(s) for the payment of money in excess of an aggregate of $250,000 shall be rendered against the Borrower (or any of them) or any Subsidiary Guarantor after the Closing Date and shall remain undischarged and unstayed for a period of ten days;

      (k) there shall occur any Event or Events which, individually or in the aggregate, shall be deemed by the Required Lenders to have had a Material Adverse Effect;

      (l) The Borrower or any Subsidiary Guarantor shall be the subject of any proceeding or investigation pertaining to the release by the Borrower or any Subsidiary Guarantor, any of its Subsidiaries or any other Person of any Hazardous Substance into the environment, or any violation of any Environmental Law or any federal, state or local health or safety law or regulation, which, in either case, could reasonably be expected to have a Material Adverse Effect;

      (m) The occurrence of any "default", as defined in any Facility A Loan Document (other than this Agreement or the Notes) or the breach of any of the terms or provisions of any Facility A Loan Document (other than this Agreement or the Notes), which default or breach continues beyond any period of grace therein provided;

      (n) An Event of Default (as such term is defined in the LLP Credit Agreement) shall occur; or

      (o) An Event of Default (as such term is defined in the Facility B Credit Agreement) shall occur.

      SECTION 9.02. ACCELERATION. If any Event of Default described in subsection 9.01(g) or (h) occurs the obligations of the Lenders to make Loans and of an Issuer to issue Facility Letters of Credit hereunder shall automatically terminate and the Facility A Obligations shall immediately become due and payable without any election or action on the part of the Agent or any Lender. If any other Event of Default occurs and is continuing, the Required Lenders may terminate or suspend the obligations of the Lenders to make Loans and of an Issuer to issue Facility Letters of Credit hereunder, or declare the Facility A Obligations to be due and payable, or both, whereupon the Facility A Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives. In addition to the foregoing following the occurrence and during the continuance of an Event of Default, so long as any Facility Letter of Credit has not been fully drawn and has not been canceled or expired by its terms, upon demand by the Agent the Borrower shall deposit in the Letter of Credit Collateral Account cash in an amount equal to the aggregate undrawn face amount of all outstanding Facility Letters of Credit and all fees and other amounts due or which may become due with respect thereto. The Borrower shall have no control over funds in the Letter of Credit Collateral Account, which funds shall be invested by the Agent from time to time in its discretion in certificates of deposit of First Chicago having a maturity not exceeding 30 days, so long as the Borrower has provided the Agent with such documents as the Agent shall have requested in order to perfect a security interest in such certificates of deposit. Such funds shall be promptly applied by the Agent to reimburse any Issuer for drafts drawn from time to time under the Facility Letters of Credit. Such funds, if any, remaining in the Letter of Credit Collateral Account following the payment of all Obligations in full shall, unless the Agent is otherwise directed by a court of competent jurisdiction, be promptly paid over to the Borrower.

      If, within 30 days after acceleration of the maturity of the Facility A Obligations or termination of the obligations of the Lenders to make Loans and of an Issuer to issue Facility Letters of Credit hereunder as a result of any Event of Default (other than any Event of Default as described in subsection
9.01 (g) or (h) with respect to the Borrower) and before any judgment or decree for the payment of the Facility A Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

      SECTION 9.03. RIGHTS AS TO COLLATERAL

      (a) If, on the Maturity Date, the Borrower shall not have paid in full all the Facility A Obligations which are due and payable on such Maturity Date, the Agent, at the direction of the Required Lenders, shall take (and/or shall cause one or more of its designees to take) any or all of the following actions, after giving at least three Business Days' (which notice period the Borrower acknowledges to be adequate and reasonable) written notice to the Borrower (a single such notice being sufficient to entitle the Agent to take one or more of the actions described below):

         (i) prohibit the Borrower from taking any action otherwise permitted by
      Section 8.03(a) hereof, and/or discharge the Borrower from their right to manage and administer the items of Collateral as provided in Section 8.03(b) hereof;

        (ii) notify the obligors or other parties interested in any item of the Collateral of the interest of the Lenders therein and of any action proposed to be taken with respect thereto, and inform any of those parties that all payments otherwise payable to the Borrower with respect thereto thereafter shall be made to the Agent until all the Facility A Obligations have been paid in full;

        (iii) receive and retain all payments and all other distributions of any kind with respect to any and all of the Collateral;

        (iv) exercise any rights of voting or consent pertaining to any item of Collateral to the same extent as if the Agent were the outright owner thereof for the benefit of the Lenders, or cause any item of the Collateral to be transferred to its own name and have such transfer recorded in any place or places deemed appropriate by the Agent;

        (v) deal with the Collateral in all respects as if it were the outright owner thereof for the benefit of the Lenders;

        (vi) take such action as directed by the Required Lenders with respect to the sale, assignment and delivery of the whole of, or from time to time any one or more items of, the Collateral, including, without limitation: to sell, assign and deliver the whole of, or from time to time any part of, the Collateral at any broker's board or at any private sale or at public auction, with or without demand on the Borrower or advertisement of the time or place of sale or adjournment thereof or otherwise, for cash, for credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Required Lenders in their discretion may determine, and the Agent or any of the other Lenders may bid for and purchase the whole or any one or more items of the Collateral so sold free from any right or equity of redemption; to adjourn any such sale or cause the same to be adjourned from time to time to a subsequent time and place announced at the time and place fixed for the sale; and to carry out any agreement to sell any item or items of Collateral in accordance with the terms of such agreement, notwithstanding that after the Agent shall have entered into such agreement, all the Facility A Obligations may have been paid in full; and

        (vii) in addition to, and not by way of limitation of, any of the rights specified above, exercise any and all rights and remedies afforded to it, as a secured party in possession of collateral or otherwise, under any and all applicable provisions of laws.

      (b) The Agent, any Person designated by the Agent to take any of the action as enumerated in subsection (a) above, any of the Lenders, and their respective officers, directors, employees, agents and counsel shall not incur any liability (other than for acts or omissions amounting to gross negligence or willful misconduct) as a result of the sale of the Collateral, or any part thereof, in a commercially reasonable manner in accordance with the provisions of subsection (a)(vi) above or of applicable law, or for the failure to sell or offer for sale the Collateral, for any reason whatsoever. The Borrower waives any claims (other than those attributable to acts or omissions amounting to gross negligence or willful misconduct) against the Agent, any Person designated by the Agent to take any action, the Lenders, and their respective officers, directors, employees, agents and counsel arising with respect to the price at which the Collateral, or any part thereof, may have been sold or by reason of the fact that such price was less than the aggregate of all the Obligations, PROVIDED that all such sales have been effected in a commercially reasonable manner.

      (c) The Agent shall collect the cash proceeds received from any sale or other disposition or from any other source contemplated by subsection (a) above and, after deducting all costs and expenses incurred by the Agent, any person designated by the Agent to take any of the actions enumerated in subsection (a) above, and the Lenders (other than in connection with the purchase by any of the Lenders of any item of the Collateral) in connection with such collection and sale (including, without limitation, reasonable counsel fees and expenses), shall apply the same in accordance with the provisions of Section 9.04 below. Noncash proceeds received by the Agent shall be held by it, unless and until instructions are received from the Required Lenders to distribute those proceeds. Upon any such distribution in the order set forth in Section 9.04 below, the Obligations shall be reduced by the fair market value of any such noncash proceeds.

      (d) If the amount of all proceeds received in liquidation of the Collateral which shall be applied to payment of the Obligations shall be insufficient to pay all the Obligations in full, the Borrower acknowledges that it shall continue to remain liable for any deficiency, together with any interest thereon and costs of collection thereof (including reasonable counsel fees and legal expenses), in accordance with the terms of this Agreement and the other Facility A Loan Documents and the Facility B Credit Agreement and the other Facility B Loan Documents. The Agent shall account to the Borrower as to all applications of the proceeds of the Collateral in reduction of the Obligations.

      (e) Notwithstanding the foregoing, none of the provisions of this Section
9.03 shall confer on the Agent or any of the Lenders any rights or privileges not permissible under applicable law; PROVIDED, HOWEVER, that to the extent the Borrower may waive any provisions of applicable law which would or could be in conflict with the terms of this Section 9.03, the Borrower hereby expressly waives the application of any such laws and provisions.

      (f) In connection with the foregoing provisions of this Section 9.03, the Borrower from time to time promptly shall execute and deliver, or cause to be executed and delivered, to the Agent such reasonable documents and instruments, and take or cause to be taken other reasonable and lawful action, as the Agent reasonably shall deem necessary or desirable to enable it to exercise any of the rights with respect to the Collateral granted to it pursuant to this Section 9.03.

      SECTION 9.04. APPLICATION OF FUNDS. In the event that all the Facility A Obligations shall have become or been declared due and payable pursuant to the terms of Section 9.02 hereof, the Lenders agree, by and among themselves (and, with respect to subsection (f) below, with the Borrower), that any funds received from or on behalf of the Borrower (pursuant to the provisions of Section 9.03 or otherwise) by the Agent or any of the Lenders (except funds retained by any Lender pursuant to the terms of Section 11.01 hereof) shall be remitted to the Agent, if received by any

Lender, and applied by the Agent (in the case of subsections (c), (d) and (e) below), on a pro rata basis among the Lenders in accordance with their respective percentages of the Loans outstanding at the time of such declaration in the following manner and order:

      (a) first, to pay to or reimburse the Agent for any out-of-pocket expenses for which it is entitled to be paid or reimbursed pursuant to the provisions of
Section 13.03 hereof;

      (b) second, to reimburse any of the Lenders pursuant to the provisions of
Section 13.03 hereof;

      (c) third, to payment of accrued and unpaid interest due on the Notes;

      (d) fourth, to payment of the outstanding principal of the Notes;

      (e) fifth, to payment in full of all the remaining Obligations;

      (f) sixth, if any Facility Letter of Credit remains outstanding, the Agent shall retain in the Letter of Credit Collateral Account an amount equal to the aggregate face amount of all outstanding Facility Letters of Credit; and

      (g) seventh, any remainder, including any funds no longer required to remain on deposit pursuant to subsection (f) of this section shall be returned to the Borrower or as otherwise required by applicable law.

                                    ARTICLE X

                                    THE AGENT

      SECTION 10.01. APPOINTMENT. The First National Bank of Chicago is hereby appointed Agent hereunder and under each other Loan Document and, subject to the provisions of Section 10.13 below, each of the Lenders irrevocably authorizes the Agent to act as the agent of such Lender. The Agent agrees to act as such upon the express conditions contained in this Article X. The Agent shall not have a fiduciary relationship in respect of any Lender by reason of this Agreement. NationsBank, N.A. is hereby appointed as Syndication Agent, Credit Lyonnais Atlanta Agency is hereby appointed as Documentation Agent hereunder, Bank of America National Trust & Savings Association and Comerica Bank are hereby appointed as Managing Agents, and Fleet National Bank and Guaranty Federal Bank, F.S.B. are hereby appointed as Co-Agents. Neither the Syndication Agent, the Documentation Agent, the Managing Agents nor the Co-Agents shall have any right, power, obligation, liability, responsibility or duty under this Agreement in such capacity.

      SECTION 10.02. POWERS. The Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent.

      SECTION 10.03. GENERAL IMMUNITY. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

      SECTION 10.04. NO RESPONSIBILITY FOR LOANS. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of any condition specified in Article V, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness (except its own due execution thereof) of any Loan Document or any other instrument or writing furnished in connection therewith. Further, the Agent assumes no obligation to any other Lender as to the collectibility of any Loans made by any Lender to the Borrower. Each Lender expressly acknowledges that the Agent has not made any representations or warranties to it on or prior to the date hereof and that no act by the Agent hereafter taken shall be deemed to constitute any representation or warranty by the Agent to any other Lender. Each Lender acknowledges that it has taken and will take such action and make such investigation as it deems necessary to inform itself as to the affairs and creditworthiness of the Borrower.

      SECTION 10.05. EMPLOYMENT OF AGENTS AND COUNSEL. The Agent may execute any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

      SECTION 10.06. RELIANCE ON DOCUMENTS; COUNSEL. The Agent shall not be under a duty to examine into or pass upon the validity, effectiveness, genuineness or value of this Agreement, the Notes or any other document furnished pursuant hereto or thereto or in connection herewith, and the Agent shall be entitled to assume that the same are valid, effective and genuine and what they purport to be. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent. The Agent shall not be liable for any action taken or suffered in good faith by it based on or in accordance with any of the foregoing.

      SECTION 10.07. NO WAIVER OF RIGHTS. With respect to its Facility A Commitment, Loans made and Facility Letters of Credit issued by it and the Notes issued to it, the Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender or Issuer and may exercise the same as though it was not the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to and issue letters of credit for the account of, and generally engage in any kind of business with the Borrower or its Affiliates (including, without limitation, trust, debt, equity and other transactions) in addition to the transaction contemplated by this Agreement or any other Loan Document; it being expressly understood and agreed that neither the Agent nor any other Lender shall be deemed by the execution hereof to have waived any rights under any term loan or other agreement with the Borrower relating to any other business or loans to the Borrower which are not a part of the Aggregate Facility A Commitment under this Agreement. Without limiting the generality of the foregoing, each of the Lenders acknowledges and consents to First Chicago acting as Agent under the Facility B Credit Agreement and the LLP Credit Agreement and the other loan documents referred to in such agreements.

      SECTION 10.08. KNOWLEDGE OF EVENT OF DEFAULT. It is expressly understood and agreed that the Agent shall be entitled to assume that no Event of Default or Unmatured Default has occurred and is continuing, unless the officers of the Agent active on the Borrower's account have actual knowledge of such occurrence or have been notified by a Lender that such Lender considers that an Event of Default or Unmatured Default has occurred and is continuing and specifying the nature thereof.

      SECTION 10.09. AGENT'S REIMBURSEMENT AND INDEMNIFICATION. The Lenders agree to reimburse and indemnify the Agent ratably in accordance with their respective Pro Rata Shares (i) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Facility A Loan Documents, (ii) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Facility A Loan Documents and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Facility A Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, PROVIDED that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent.

      SECTION 10.10. NOTICES TO THE BORROWER. In each instance that a notice is required, pursuant to the terms hereof, to be given by one or more of the Lenders to the Borrower, the Lenders desiring that such notice be given shall so advise the Agent (which advice, if given by telephone, shall be promptly confirmed by telex or letter to the Agent at its address listed in the signature pages hereto), which shall transmit such notice to the Borrower promptly after its having been so advised by the appropriate number of Lenders; PROVIDED, HOWEVER, that subject to the provisions of Section 10.14 hereof, if the Agent shall fail to transmit such notice to the Borrower within a reasonable period of time after its having been so advised by the appropriate number of Lenders, the Lenders desiring that such notice be given may transmit such notice directly to the Borrower and in all cases, notice to the Borrower shall be deemed notice to the Subsidiary Guarantors.

      SECTION 10.11. ACTION ON INSTRUCTIONS OF LENDERS. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Facility A Loan Document in accordance with written instructions signed by the Required Lenders or all of the Lenders, as the case may be, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. Except where an action or inaction is expressly required under this Agreement, the Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Facility A Loan Document or the Facility B Loan Documents unless it shall first be indemnified to its satisfaction by the Lenders, pro rata in accordance with their respective Pro Rata Shares, against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

      SECTION 10.12. LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Facility A Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Facility A Loan Documents.

      SECTION 10.13. RESIGNATION OR REMOVAL OF THE AGENT. If, at any time, Lenders holding Notes having aggregate outstanding principal balances equal to at least 75% of the then outstanding amount of the Aggregate Facility A Commitment (excluding from such computation the Agent and its Notes) shall deem it advisable, those Lenders may submit to the Agent notification by certified mail, return receipt requested of its removal as Agent under this Agreement, which removal shall be effective as of the date of receipt of such notice by the Agent. If, at any time, the Agent shall deem it advisable, in its sole discretion, it may submit to each of the Lenders written notification, by certified mail, return receipt requested, of its resignation as Agent under this Agreement, which resignation shall be effective as of 30 days after the date of such notice. In the event of any such removal or resignation, the Required Lenders may appoint a successor to the Agent. In the event the Agent shall have resigned and/or have been removed and so long as no successor shall have been appointed, the Borrower shall make all payments due each Lender hereunder directly to that Lender and all powers specifically delegated to the Agent by the terms hereof may be exercised by the Required Lenders. Upon the removal or resignation of the Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After the removal or resignation of the Agent, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken while it was acting as the Agent hereunder and under the other Loan Documents.

      SECTION 10.14. BENEFITS OF ARTICLE X. None of the provisions of this
Article X shall inure to the benefit of the Borrower or of any Person other than Agent and each of the Lenders and their respective successors and permitted assigns. Accordingly, neither the Borrower nor any Person other than Agent and the Lenders (and their respective successors and permitted assigns) shall be entitled to rely upon, or to raise as a defense, the failure of the Agent or any Lenders to comply with the provisions of this Article X.

                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS

      SECTION 11.01. SETOFF. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Event of Default or Unmatured Default occurs, any indebtedness from any Lender to the Borrower (including all account balances, whether provisional or final and whether or not collected or available) may be offset and applied toward the payment of the Facility A Obligations owing to such Lender, whether or not the Facility A Obligations, or any part hereof, shall then be due. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of any such set-off and application. The rights of each Lender under this Section 11.01 are in addition to any other rights and remedies which that Lender may have under this Agreement or otherwise.

      SECTION 11.02. RATABLE PAYMENTS. If any Lender, whether by setoff or otherwise, has payment made to it upon any of its Committed Loans or participations in Facility Letters of Credit (other than payments received pursuant to Sections 3.01, 3.02 or 3.04) in a greater proportion than that received by any other Lender with respect to Committed Loans or participations in Facility Letters of Credit, such Lender agrees, promptly upon demand, to purchase a portion of such Committed Loans or participations held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of all Committed Loans or participations in Facility Letters of Credit. If any Lender, whether by setoff or otherwise, has payment made to it upon any of its Competitive Bid Loans (other than payments received pursuant to Sections 3.01,
3.02 or 3.04) in a greater proportion than that received by any other Lender with respect to Competitive Bid Loans having the same principal repayment terms and made pursuant to the same Competitive Bid Quote Request, such Lender agrees, promptly upon demand, to purchase a portion of such Competitive Bid Loans held by the other Lenders so that after such purchase each Lender which has Competitive Bid Loans made pursuant to the same Competitive Bid Quote Request outstanding at the time of such payment will hold its ratable proportion of all Competitive Bid Loans made pursuant to such Competitive Bid Quote Request then outstanding, such ratable proportion to be determined solely by reference to all such Competitive Bid Loans then outstanding. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in accordance with their respective Pro Rata Shares. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                   ARTICLE XII

               BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

      SECTION 12.01. SUCCESSORS AND PERMITTED ASSIGNS. The terms and provisions of the Facility A Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and permitted assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.03. Notwithstanding clause
(ii) of this Section, any Lender may at any time, without the consent of the Borrower or the Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; PROVIDED, HOWEVER, that no such assignment shall release the transferor Lender from its obligations hereunder. The Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 12.03 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor. A Lender may not assign less than the lesser of its Commitment or $10,000,000.

      SECTION 12.02. PARTICIPATIONS

      (a) PERMITTED PARTICIPANTS; EFFECT. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Loan Documents; PROVIDED that any such sale is accompanied by the assignment to the same Participant of a Pro Rata Share of the selling Lender's interest under the Facility B Credit Agreement and the other Facility B Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

      (b) VOTING RIGHTS. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan, Facility Letter of Credit Obligations or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan, Facility Letter of Credit Obligations or Commitment, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan or Commitment, releases any guarantor of any such Loan, Facility Letter of Credit Obligations or releases any substantial portion of collateral, if any, securing any such Loan or Facility Letter of Credit Obligations.

      (c) BENEFIT OF SETOFF. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 11.01 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, PROVIDED that each Lender shall retain the right of setoff provided in Section 11.01 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.01, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.02 as if each Participant were a Lender.

      SETION 12.03. ASSIGNMENTS

      (a) PERMITTED ASSIGNMENTS. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Facility A Loan Documents; PROVIDED that (i) any such assignment shall be accompanied by the assignment to the same Purchaser of a Pro Rata Share of the assigning Lender's rights and obligations under the Facility B Credit Agreement and the other Facility B Loan Documents and (ii) such assignment may, but need not, include rights of such transferor Lender in respect of its outstanding Competitive Bid Loans. Such assignment shall be substantially in the form of Exhibit C hereto. Unless an Event of Default has occurred and is continuing, the consent of the Borrower and the Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof. Such consent shall be substantially in the form attached as Exhibit C-2 hereto and shall not be unreasonably withheld.

      (b) EFFECT; EFFECTIVE DATE. Upon (i) delivery to the Agent of a notice of assignment, substantially in the form attached as Exhibit C-1 hereto (a "Notice of Assignment"), together with any consents required by Section 12.03(a), and
(ii) payment of a $4,000 fee to the Agent for processing such assignment (provided that no such fee shall be required if the assignee is an Affiliate of an assignor Lender or if the assignee is already a Lender hereunder), such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.03(b), the transferor Lender, the Agent and the Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Commitment, as adjusted pursuant to such assignment.

      (c) DISSEMINATION OF INFORMATION. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries.

      (d) TAX TREATMENT. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 2.19.

                                  ARTICLE XIII

                                  MISCELLANEOUS

      SECTION 13.01. NOTICE

      (a) Except as otherwise permitted by Section 2.13 with respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received (or when delivery is refused); any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes and facsimile confirmation in the case of a facsimile).

      (b) The Borrower, the Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

      SECTION 13.02. SURVIVAL OF REPRESENTATIONS. All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by the Lenders of any Loans herein contemplated and the execution and delivery to the Lenders of the Notes evidencing the Commitments, and shall continue in full force and effect until all of the Obligations have been paid in full and the Aggregate Facility A Commitment has been terminated.

      SECTION 13.03. EXPENSES. The Borrower shall pay (i) all expenses, including attorneys' fees and disbursements (which attorneys may be employees of the Agent or any Lender), incurred by the Agent and any Lender in connection with the administration of this Agreement and the other Loan Documents, any amendments, modifications or waivers with respect to any of the provisions thereof and the enforcement and protection of the rights of the Lenders and the Agent under this Agreement or any of the other Loan Documents, including all recording and filing fees, documentary stamp, intangibles and similar taxes, title insurance premiums, appraisal fees and other costs and disbursements incurred in connection with the taking of collateral and the perfection and preservation of the Lenders' security therein, and (ii) the reasonable fees and the disbursements of Agent's attorneys (which attorneys may be employees of the Agent) in connection with the preparation, negotiation, execution, delivery and review of this Agreement, the Notes and the other Loan Documents (whether or not the transactions contemplated by this Agreement shall be consummated) and the closing of the transactions contemplated hereby.

      SECTION 13.04. INDEMNIFICATION OF THE LENDERS AND THE AGENTS. The Borrower shall indemnify and hold harmless the Agent and each Lender, and their respective directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to, directly or indirectly, this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder; PROVIDED, HOWEVER, that in no event shall the Agent or a Lender have the right to be indemnified hereunder for its own gross negligence or willful misconduct nor shall the Agent be indemnified against any liabilities which arise as a result of any claims made or actions, suits or proceedings commenced or maintained against any Lender (including the Agent, in its capacity as such) (i) by that Lender's shareholders or any governmental regulatory body or authority asserting that such Lender or any of its directors, officers, employees or agents violated any banking or securities law or regulation or any duty to its own shareholders, customers (excluding the Borrower) or creditors in any manner whatsoever in entering into or performing any of its obligations contemplated by this Agreement or (ii) by any other Lender. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

      SECTION 13.05. MAXIMUM INTEREST RATE. It is the intention of the Lenders and the Borrower that the interest (as defined under applicable law) on the Indebtedness evidenced by the Notes which may be charged to, or collected or received from the Borrower shall not exceed the maximum rate permissible under applicable law. Accordingly, anything herein or in any of the Notes to the contrary notwithstanding, should any interest (as so defined) be charged to, or collected or received from the Borrower by the Lenders pursuant hereto or thereto in excess of the maximum legal rate, then the excess payment shall be applied first, to the reduction of the aggregate outstanding principal balance of the Facility A Obligations, second, to the reduction of the Facility B

Obligations, and any portion of the excess payment remaining after payment in full thereof shall be returned by the Lenders to the Borrower.

      SECTION 13.06. MODIFICATION OF AGREEMENT

      (a) No modification, amendment or waiver of any provision of this Agreement or the Notes, or any Subsidiary Guaranty nor any consent to any departure by the Borrower or the Subsidiary Guarantors therefrom, in any event shall be effective unless the same shall be in writing and signed by the Borrower (or by the Company on their behalf) and by the Required Lenders (or by the Agent on their behalf if the Required Lenders have so authorized the Agent), and then the waiver or consent shall be effective only in the specific instance and for the purpose for which given; PROVIDED, HOWEVER, that no such modification, amendment or waiver shall, without the consent of all of the Lenders affected thereby:

        (i) extend the maturity of any Loan or Note or reduce or forgive the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon;

        (ii) reduce the percentage specified in the definition of Required Lenders;

        (iii) extend the Facility A Termination Date, or reduce the amount or extend the payment date for, the mandatory payments required under Article II, or increase the amount of the Commitment of any Lender hereunder, increase the amount of the Swing Line Commitment of the Swing Line Bank hereunder, or permit the Borrower or a Subsidiary Guarantor to assign its rights under this Agreement;

        (iv)  amend, modify or waive any provision of this Section 13.06;

        (v) increase the maximum drawable amount or extend the expiration date of any outstanding Facility Letter of Credit (except as expressly permitted by its terms and in accordance with Section 2.17) or reduce the principal amount of or extend the time of payment of any Reimbursement Obligation or fee associated with any Facility Letter of Credit; or

        (vi) amend, modify or waive Section 5.03.

      (b) Anything in this Agreement to the contrary notwithstanding, if at a time when the conditions precedent set forth in Article V hereof to any Loan are, in the opinion of the Required Lenders, satisfied, any Lender (a "Defaulting Lender") shall fail to fulfill its obligations to make such Loan and such failure continues for at least two Business Days then, for so long as such failure shall continue, such Defaulting Lender shall (unless the Required Lenders, determined as if such Defaulting Lender were not a "Lender" hereunder, shall otherwise consent in writing) be deemed for all purposes relating to amendments, modifications, waivers or consents under this Agreement (including, without limitation, under Section 13.06(a)) to have no Loans or Commitments, shall not be treated as a "Lender" hereunder when performing the computation of Required Lenders, and shall have no rights under Section 13.06(a); PROVIDED that any action taken by the other Lenders with respect to the matters referred to in clauses (i) through (v) of Section 13.06(a) shall not be effective as against such Defaulting Lender.

      (c) No amendment, modification or waiver of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. No notice to or demand of the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

      SECTION 13.06. PRESERVATION OF RIGHTS. No delay or omission of the Lenders or the Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of an Event of Default or Unmatured Default, or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 13.06, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.

      SECTION 13.08. JOINT AND SEVERAL OBLIGATIONS OF BORROWER; SEVERAL OBLIGA. All obligations, representations and warranties hereunder and under any of the Loan Documents, unless otherwise expressly stated, shall be the joint and several liability of all of the entities comprising the Borrower. The respective obligations of the Lenders hereunder are several and not joint, and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

      SECTION 13.09. SEVERABILITY. If any one or more of the provisions contained in this Agreement or the Notes is held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

      SECTION 13.10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute a single agreement binding on all the parties hereto.

      SECTION 13.11. REPRESENTATION AND WARRANTY BY THE LENDERS. The Lenders represent and warrant to the Borrower that the Notes to be acquired by them hereunder will evidence loans made in the ordinary course of their respective commercial banking or real estate lending businesses.

      SECTION 13.12. THE COMPANY AS AGENT FOR EACH OTHER BORROWER. Each of the entities comprising the Borrower hereby appoints the Company as their agent and attorney-in-fact to execute and deliver any and all documents for an on behalf of the Borrower in connection with the transactions contemplated by this Agreement or any of the other Loan Documents, or in connection with the amendment, modification or termination of any thereof, and hereby agree that upon execution of any such documents or instruments they shall be binding upon each of the Borrower. The Borrower further agrees that the Lenders may rely upon written representations from the Company that it is acting on behalf of the Borrower in accordance with the provisions of this Section 13.12 until such time as it receives notice in writing from the Borrower of the termination of the designation of the Company as agent an attorney-in-fact for each Borrower.

      SECTION 13.13. LOSS, ETC, NOTES. Upon receipt by the Borrower of reasonably satisfactory evidence of the loss, theft, destruction or mutilation of any of the Notes, upon reimbursement to the Borrower of all reasonable expenses incidental thereto and upon surrender and cancellation of the relevant Note, if mutilated, the Borrower shall make and deliver in lieu of that Note (the "Prior Note") a new Note of like tenor, except that no reference need be made in the new Note to any installment or installments of principal, if any, previously due and paid upon the Prior Note. Any Note made and delivered in accordance with the provisions of this Section shall be dated as of the date to which interest has been paid on the unpaid principal amount of the Prior Note.

      SECTION 13.14. GOVERNMENTAL REGULATION. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

      SECTION 13.15. TAXES. Any taxes (excluding federal, state or local income taxes on the overall net income of any Lender) or other similar assessments or charges payable or ruled payable by any governmental authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

      SECTION 13.16. HEADINGS. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

      SECTION 13.17. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties hereto with respect to the subject matter hereof; PROVIDED, HOWEVER, that the fees payable by Borrower to First Chicago in consideration of its agreement to serve as Agent hereunder are set forth in a separate letter agreement between Borrower and First Chicago.

      SECTION 13.18. CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE

GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

SECTION 13.19. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

SECTION 13.20. WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

                     [Signatures appear on following pages]

      IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Agreement to be duly executed as of the date first above written.

                            BORROWER:

                            LENNAR CORPORATION AND EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I


                            By: /s/ STUART A. MILLER
                                --------------------------
                                   Stuart A. Miller as President or authorized
                                   signatory of each of such corporations

                            Address:
                            Lennar Corporation
                            700 Northwest 107th Avenue
                            Miami, Florida 33172
                            Attention: Cory J. Boydston, Vice President-Finance

FACILITY A COMMITMENTS:     LENDERS:

$40,645,161.29              THE FIRST NATIONAL BANK OF CHICAGO,
                            Individually and as Agent


                            By: /s/ GREGORY A. GILBERT
                               --------------------------
                                  Gregory A. Gilbert, Vice President

                            Address:
                            The First National Bank of Chicago
                            One First National Plaza
                            14th Floor, Suite 0151
                            Chicago, Illinois 60670-0151
                            Attention: Gregory A. Gilbert, Vice President

                            with a copy to:
                            The First National Bank of Chicago
                            One First National Plaza, Suite 0801
                            Chicago, Illinois   60670-0801
                            Attention:  Law Department

$34,838,709.68              NATIONSBANK, N.A.


                            By: /s/ PHILIP CARROLL
                               --------------------------
                                  PHILIP CARROLL

                            Address:
                            100 S.E. 2nd Street, 14th FL
                            Miami, Florida 33131
                            Attention: Mr. Philip Carroll

$34,838,709.68              CREDIT LYONNAIS ATLANTA AGENCY


                            By: /s/ DAVID M. CAWRSE
                                --------------------------
                                    DAVID M.CAWRSE, FIRST VICE PRESIDENT AND
                                    MANAGER

                            Address:
                            303 Peachtree Street, N.E., Suite 4400
                            Atlanta, Georgia 30308
                            Attention: Mr. Kevin Murphy, Vice President

$34,838,709.68              BANK OF AMERICA NATIONAL
                            TRUST & SAVINGS ASSOCIATION


                            By: /s/ MARK LARIVIERE
                                --------------------------
                                    MARK LARIVIERE, VICE PRESIDENT

                            Address:
                            231 S. LaSalle, 12th Floor
                            Chicago, Illinois 60697
                            Attention: Mr. Mark Lariviere

$34,838,709.68               COMERICA BAN


                             By: /s/ MARTIN ELLIS
                                 --------------------------
                                     MARTIN ELLIS, VICE PRESIDENT

                             Address:
                             One Detroit Center
                             500 Woodward Avenue, 9th Floor
                             Detroit, Michigan 48226
                             Attention: Mr. Martin Ellis, Vice President

$30,483,870.97               FLEET NATIONAL BANK


                             By: /s/ JAMES B. MCLAUGHLIN
                                 --------------------------
                                    JAMES B. MCLAUGHLIN, VICE PRESIDENT

                             Address:
                             111 Westminster Street
                             RIMO0215 - 8th FL
                             Providence, Rhode Island 02903
                             Attention: Mr. James B. McLaughlin

$30,483,870.97               GUARANTY FEDERAL BANK, F.S.B.


                              By: /s/ RANDALL S. REID
                                  --------------------------
                                     RANDALL S. REID, VICE PRESIDENT

                              Address:
                              8333 Douglas Avenue
                              Dallas, Texas 75225
                              Attention: Mr. Randy Reid

$23,225,806.45                THE INDUSTRIAL BANK OF JAPAN,  LIMITED,
                              ATLANTA AGENCY


                              By: /s/ KAZUO IIDA
                                  --------------------------
                                     KAZUO, IIDA, GENERAL MANAGER

                              Address:
                              191 Peachtree Street, Suite 3600
                              Atlanta, Georgia 30303-1757
                              Attention: Mr. Michael Harvey, Vice President


$23,225,806.45                U.S. BANK NATIONAL ASSOCIATION


                              By: /s/ KATHLEEN M. CONNOR
                                  --------------------------
                                      KATHLEEN M. CONNOR, VICE PRESIDENT

                              Address:
                              Real Estate Banking Division
                              601 2nd Avenue South
                              First Bank Place
                              Minneapolis, Minnesota 55402
                              Attention: Ms. Kathleen Connor


$23,225,806.45                PNC BANK, NATIONAL ASSOCIATION


                              By: /s/ DOUGLAS PAUL
                                 --------------------------
                                      DOUGLAS G. PAUL

                              Address:
                              Two Tower Center
                              Suite J3-JTTC-18-6
                              East Brunswick, New Jersey 08816
                              Attention: Mr. Douglas G. Paul

$23,225,806.45                SOCIETE GENERALE


                              By: /s/ RALPH SAHEB
                                  --------------------------
                                      RALPH SAHEB, MANAGER

                              Address:
                              303 Peachtree Street, Suite 3040
                              Atlanta, Georgia 30308
                              Attention: Mr. Ed Forseberg


$17,419,354.84                AMSOUTH BANK


                              By: /s/ RONNY HUDSPETH
                                  --------------------------
                                      RONNY HUDSPETH, VICE PRESIDENT

                              Address:
                              1900 Fifth Avenue
                              Birmingham, Alabama 35288
                              Attention: Mr. William Staples


$14,516,129.03                BARNETT BANK, N.A., SOUTH FLORIDA


                              By: /s/ CLAY F. WILSON
                                  --------------------------
                                      CLAY F. WILSON


                              Address:
                              701 Brickell Avenue, 6th FL
                              Miami, Florida 33131
                              Attention: Mr. Clay F. Wilson, Group Vice
                              President

$14,516,129.03                THE DAI-ICHI KANGYO BANK, LTD.


                              By: /s/ TAKAO MOCHIZUKI
                                  --------------------------
                                      TAKAO MOCHIZUKI, GENERAL MANAGER

                              Address:
                              Marquis Two Tower, Suite 2400
                              285 Peachtree Center Avenue, N.E.
                              Atlanta, Georgia 30303
                              Attention: Mr. Guenter Kittel


$14,516,129.03                THE FUJI BANK AND TRUST COMPANY


                              By: /s/ TORO UENO
                                  --------------------------
                                      TORO UENO, EXECUTIVE VICE PRESIDENT

                              Address:
                              Two World Trade Center, 79th FL
                              New York, New York 10048
                              Attention: Mr. David Lee, Assistant Vice President


$14,516,129.03                KREDIETBANK, N.V.


                              By: /s/ MICHAEL V. CURRAN /s/ ROBERT SNAUFFER
                                  ------------------------------------------
                                      MICHAEL V. CURRAN, VICE PRESIDENT
                                      ROBERT SNAUFFER, VICE PRESIDENT

                              Address:
                              125 West 55th Street
                              New York, New York 10019
                              Attention: Mr. Michael Curran

$14,516,129.03                SAKURA BANK


                              By: /s/ HIROYASU IMANISHI
                                  --------------------------
                                      HIROYASU IMANISHI, V.P. & SENIOR MANAGER

                              Address:
                              Marquis 1 Tower
                              245 Peachtree Center Avenue
                              Atlanta, Georgia 30303
                              Attention: Mr. Ric Spenser


$14,516,129.03                SUNTRUST BANK, MIAMI, N.A


                              By: /s/ ROBERT HUMMEL
                                  --------------------------
                                      ROBERT E. HUMMEL, SENIOR VICE

                                    PRESIDENT

                              Address:
                              Real Estate Division
                              777 Brickell Avenue
                              Miami, Florida 33131
                              Attention: Mr. Robert Hummel, Senior Vice
                              President


$11,612,903.23                BANQUE PARIBAS

                              By: /s/ DUANE HELKOWSKI /s/ JOHN MCCORMICK
                                  --------------------------------------
                                      DUANE HELKOWSKI, VICE PRESIDENT
                                      JOHN J. MCCORMICK III, VICE PRESIDENT

                              Address:
                              787 Seventh Avenue
                              New York, New York 10019
                              Attention: Mr. Duane Helkowski

                    REVOLVING CREDIT AGREEMENT (FACILITY B)

                                      AMONG

                               LENNAR CORPORATION

                                       AND

                              CERTAIN SUBSIDIARIES

                                       AND

                       THE FIRST NATIONAL BANK OF CHICAGO,
                               NATIONSBANK, N.A.,
                         CREDIT LYONNAIS ATLANTA AGENCY,
             BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION,
                                 COMERICA BANK,
                              FLEET NATIONAL BANK,
                         GUARANTY FEDERAL BANK, F.S.B.,
             THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY,
                        U. S. BANK NATIONAL ASSOCIATION,
                         PNC BANK, NATIONAL ASSOCIATION,
                                SOCIETE GENERALE,
                                  AMSOUTH BANK,
                       BARNETT BANK, N.A., SOUTH FLORIDA,
                         THE DAI-ICHI KANGYO BANK, LTD.,
                        THE FUJI BANK AND TRUST COMPANY,
                               KREDIETBANK, N.V.,
                                  SAKURA BANK,
                         SUNTRUST BANK, MIAMI, N.A., AND
                                 BANQUE PARIBAS

                                       AND

                       THE FIRST NATIONAL BANK OF CHICAGO,
                      AS ARRANGER AND ADMINISTRATIVE AGENT,

                               NATIONSBANK, N.A.,
                            AS SYNDICATION AGENT, AND

                         CREDIT LYONNAIS ATLANTA AGENCY,
                             AS DOCUMENTATION AGENT,

           BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION AND
                                 COMERICA BANK,
                             AS MANAGING AGENTS, AND

                             FLEET NATIONAL BANK AND
                         GUARANTY FEDERAL BANK, F.S.B.,
                                  AS CO-AGENTS

                             DATED: OCTOBER 31, 1997

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
ARTICLE I         CERTAIN DEFINED TERMS.......................................1
      SECTION 1.01.     Certain Defined Terms.................................1
      SECTION 1.02.     Computation of Time Periods..........................20
      SECTION 1.03.     Accounting Terms.....................................20

ARTICLE II        THE CREDITS................................................21
      SECTION 2.01.     Commitments..........................................21
      SECTION 2.02.     Types of Advances; Mandatory Principal Payments;
                        Final Maturity.......................................21
      SECTION 2.03.     Optional Principal Payments..........................22
      SECTION 2.04.     Facility Fee and Reduction of Facility B Commitments.22
      SECTION 2.05.     Method of Borrowing..................................22
      SECTION 2.06.     Method of Selecting Types and Interest Periods for
                        Advances.............................................22
      SECTION 2.07.     Method of Selecting Types and Interest Periods for
                        Conversion and Continuation of Advances..............23
      SECTION 2.08.     Minimum Amount of Each Advance.......................24
      SECTION 2.09.     Rate after Maturity..................................24
      SECTION 2.10.     Method of Payment....................................24
      SECTION 2.11.     Facility B Notes; Telephonic Notices.................25
      SECTION 2.12.     Interest Payment Dates; Interest and Fee Basis.......25
      SECTION 2.13.     Notification of Advances, Interest Rates, Prepayments
                        and Commitment Reductions............................26
      SECTION 2.14.     Lending Installations................................26
      SECTION 2.15.     Extension of Facility B Termination Date.............26
      SECTION 2.16.     Facility B Term-Out Option. .........................26
      SECTION 2.17.     Non-Receipt of Funds by the Agent....................27
      SECTION 2.18.     Withholding Tax Exemption............................27
      SECTION 2.19.     Unconditional Obligation to Make Payments............28
      SECTION 2.20.     Compensating Balances................................28

ARTICLE III       CHANGE IN CIRCUMSTANCES....................................28
      SECTION 3.01.     Yield-Protection.....................................28
      SECTION 3.02.     Changes in Capital Adequacy Regulations..............29
      SECTION 3.03.     Availability of Types of Advances....................30
      SECTION 3.04.     Funding Indemnification..............................30
      SECTION 3.05.     Lender Statements: Survival of Indemnity.............30

                                     - (i) -

ARTICLE IV        REPRESENTATIONS AND WARRANTIES.............................31
      SECTION 4.01.     Organization, Powers, etc............................31
      SECTION 4.02.     Authorization and Validity of this Agreement, etc....31
      SECTION 4.03.     Financial Statements.................................32
      SECTION 4.04.     No Material Adverse Effect...........................33
      SECTION 4.05.     Title to Properties..................................33
      SECTION 4.06.     Litigation...........................................34
      SECTION 4.07.     Payment of Taxes.....................................34
      SECTION 4.08.     Agreements...........................................34
      SECTION 4.09.     Foreign Direct Investment Regulations................34
      SECTION 4.10.     Federal Reserve Regulations..........................35
      SECTION 4.11.     Consents, etc........................................35
      SECTION 4.12.     Compliance with Applicable Laws......................35
      SECTION 4.13.     Relationship of the Borrower.........................36
      SECTION 4.14.     Subsidiaries; Joint Ventures.........................36
      SECTION 4.15.     ERISA................................................36
      SECTION 4.16.     Investment Company Act...............................37
      SECTION 4.17.     Public Utility Holding Company Act...................37
      SECTION 4.18.     Subordinated Debt....................................37
      SECTION 4.19.     Post-Retirement Benefits.............................37
      SECTION 4.20.     Insurance............................................37
      SECTION 4.21.     Environmental Representations........................37
      SECTION 4.22.     Reorganization.......................................38
      SECTION 4.23.     Minimum Adjusted Tangible Net Worth..................38
      SECTION 4.24.     No Misrepresentation.................................38

ARTICLE V         CONDITIONS PRECEDENT; TERMINATION..........................38
      SECTION 5.01.     Conditions of Effectiveness..........................38
      SECTION 5.02.     Conditions Precedent to All Borrowings...............41
      SECTION 5.03.     Termination..........................................42

ARTICLE VI        AFFIRMATIVE COVENANTS......................................42
      SECTION 6.01.     Existence, Properties, etc...........................43
      SECTION 6.02.     Notice...............................................43
      SECTION 6.03.     Payments of Debts, Taxes, etc........................43
      SECTION 6.04.     Accounts and Reports.................................44
      SECTION 6.05.     Access to Premises and Records.......................48
      SECTION 6.06.     Maintenance of Properties and Insurance..............48
      SECTION 6.07.     Financing; New Investments...........................48
      SECTION 6.08.     Compliance with Applicable Laws......................49
      SECTION 6.09.     Advances to the Mortgage Banking Subsidiaries........49

                                    - (ii) -

      SECTION 6.10.     Use of Proceeds......................................49

ARTICLE VII NEGATIVE COVENANTS...............................................50
      SECTION 7.01.     Minimum Tangible Net Worth...........................50
      SECTION 7.02.     Limitation on Indebtedness...........................50
      SECTION 7.03.     Guaranties...........................................51
      SECTION 7.04.     Sale of Assets; Acquisitions; Merger.................51
      SECTION 7.05.     Investments..........................................52
      SECTION 7.06.     Disposition, Encumbrance or Issuance of Certain
                        Stock................................................53
      SECTION 7.07.     Subordinated Debt....................................53
      SECTION 7.08.     Housing Unit.........................................53
      SECTION 7.09.     Construction in Progress.............................53
      SECTION 7.10.     No Margin Stock......................................54
      SECTION 7.11.     Mortgage Banking Subsidiaries' Capital Ratio.........54
      SECTION 7.12.     Transactions with Affiliates.........................54
      SECTION 7.13.     Restrictions on Advances to Mortgage Banking
                        Subsidiaries.........................................54
      SECTION 7.14.     Adjusted Net Worth of Mortgage Banking Subsidiaries..55
      SECTION 7.15.     Investments in Land..................................55
      SECTION 7.16.     Liens and Encumbrances...............................55
      SECTION 7.17.     Reorganization Documents.............................55
      SECTION 7.18.     Investments in Marlborough Subsidiaries..............55

ARTICLE VIII      COLLATERAL.................................................56
      SECTION 8.01.     Security for Obligations.............................56
      SECTION 8.02.     Collateral Documentation.............................56
      SECTION 8.03.     Powers and Duties of the Borrower with Respect to the
                        Collateral...........................................56
      SECTION 8.04.     Power of Attorney....................................57

ARTICLE IX        EVENTS OF DEFAULT..........................................57
      SECTION 9.01.     Events of Default....................................57
      SECTION 9.02.     Acceleration.........................................59
      SECTION 9.03.     Rights as to Collateral..............................60
      SECTION 9.04.     Application of Funds.................................62

ARTICLE X         THE AGENT..................................................62
      SECTION 10.01.    Appointment..........................................62
      SECTION 10.02.    Powers...............................................63
      SECTION 10.03.    General Immunity.....................................63
      SECTION 10.04.    No Responsibility for Loans, Recitals, etc...........63
      SECTION 10.05.    Employment of Agents and Counsel.....................63

                                    - (iii) -

      SECTION 10.06.    Reliance on Documents; Counsel.......................64
      SECTION 10.07.    No Waiver of Rights..................................64
      SECTION 10.08.    Knowledge of Event of Default........................64
      SECTION 10.09.    Agent's Reimbursement and Indemnification............64
      SECTION 10.10.    Notices to the Borrower..............................65
      SECTION 10.11.    Action on Instructions of Lenders....................65
      SECTION 10.12.    Lender Credit Decision...............................65
      SECTION 10.13.    Resignation or Removal of the Agent..................65
      SECTION 10.14.    Benefits of Article X................................66

ARTICLE XI        SETOFF; RATABLE PAYMENTS...................................66
      SECTION 11.01.    Setoff...............................................66
      SECTION 11.02.    Ratable Payments.....................................66

ARTICLE XII BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS................67
      SECTION 12.01.    Successors and Permitted Assigns.....................67
      SECTION 12.02.    Participations.......................................67
      SECTION 12.03.    Assignments..........................................68

ARTICLE XIII      MISCELLANEOUS..............................................69
      SECTION 13.01.    Notice...............................................69
      SECTION 13.02.    Survival of Representations..........................70
      SECTION 13.03.    Expenses.............................................70
      SECTION 13.04.    Indemnification of the Lenders and the Agent.........70
      SECTION 13.05.    Maximum Interest Rate................................71
      SECTION 13.06.    Modification of Agreement............................71
      SECTION 13.07.    Preservation of Rights...............................72
      SECTION 13.08.    Joint and Several Obligations of Borrower; Several
                        Obligations of Lenders...............................72
      SECTION 13.09.    Severability.........................................72
      SECTION 13.10.    Counterparts.........................................72
      SECTION 13.11.    Representation and Warranty by the Lenders...........73
      SECTION 13.12.    The Company as Agent for Each Other Borrower.........73
      SECTION 13.13.    Loss, etc., Notes....................................73
      SECTION 13.14.    Governmental Regulation..............................73
      SECTION 13.15.    Taxes................................................73
      SECTION 13.16.    Headings.............................................73
      SECTION 13.17.    Entire Agreement.....................................73
      SECTION 13.18.    CHOICE OF LAW........................................74
      SECTION 13.19.    CONSENT TO JURISDICTION..............................74
      SECTION 13.20.    WAIVER OF JURY TRIAL.................................74

                                    - (iv) -

                                                                            Page
                                                                            ----
                                     - (v) -

                                                                            Page
                                                                            ----
                                    - (vi) -

                                    EXHIBITS

EXHIBIT                 DESCRIPTION
------                  -----------

  A-1                   Facility B Note

  A-2                   Facility B Term Note

  B                     Subsidiary Guaranty

  C                     Assignment Agreement

  C-1                   Notice of Assignment

  C-2                   Consent and Release

  D                     Joinder Agreement

  E                     Pricing Grids

  F                     Greystone Assumption Agreement

  G                     Requirements for Entitled Land

                                    - (vii) -

                                    SCHEDULES

                                                               WHERE FOUND
SCHEDULE                DESCRIPTION                           IN AGREEMENT
--------                -----------                         -----------------

  I                     Subsidiaries Which are Borrowers    Opening Paragraph

  II                    Lenders                             Opening Paragraph

  III                   Real Estate Owned                         4.05

  IV                    Required Consents                         4.11

  V                     Subsidiaries and Joint Ventures           4.14

  VI                    Tenancies In Common                       1.01
                                                            (Definition of
                                                            "Joint Venture")

  VII                   Real Estate Transferred to LLP      (Definition of
                                                            "Reorganization")
                                                                  4.05

  VIII                  Permitted Liens                     ("Definition of
                                                             "Permitted Liens")

                                   - (viii) -

      REVOLVING CREDIT AGREEMENT (FACILITY B), dated as of October 31, 1997, among LENNAR CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Company"), the Subsidiaries of the Company listed in
Schedule I hereto (said Subsidiaries, together with the Company, hereinafter individually and collectively referred to as the "Borrower"), the lenders listed in Schedule II hereto (hereinafter collectively referred to as the "Lenders"), and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (the "Agent").

                                     RECITAL

      The Borrower desires to obtain from the Lenders and the Lenders are willing to provide to the Borrower revolving credit loans in an aggregate principal amount outstanding from time to time not to exceed $100,000,000, upon the terms and subject to the conditions hereinafter set forth.

                                    AGREEMENT

      In consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I

                              CERTAIN DEFINED TERMS

      SECTION 1.01. CERTAIN DEFINED TERMS. As used herein, each of the following terms shall have the meaning ascribed to it below, which meaning shall be applicable to both the singular and plural forms of the terms defined:

      "ADJUSTED TANGIBLE NET WORTH" means, at any date, Tangible Net Worth at such date less, to the extent not already deducted in the definition of Tangible Net Worth, the aggregate of all of the following at such date: (i) the consolidated stockholders' equity of the Mortgage Banking Subsidiaries, and (ii) the stockholders equity of each other Subsidiary of the Company which is not a Borrower or Subsidiary Guarantor hereunder.

      "AFFILIATE" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

      "AFSI" means Ameristar Financial Services, Inc.

      "AGENT" means The First National Bank of Chicago in its capacity as agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article X.

      "AGGREGATE COMMITMENT" means, at any time, the sum of the then applicable Aggregate Facility A Commitment and Aggregate Facility B Commitment.

      "AGGREGATE FACILITY A COMMITMENT" means $450,000,000, as such amount may be reduced from time to time pursuant to the terms of the Facility A Credit Agreement.

      "AGGREGATE FACILITY B COMMITMENT" means $100,000,000, as such amount may be reduced from time to time pursuant to the terms hereof.

      "AGREEMENT" means this Revolving Credit Agreement (Facility B), including the exhibits and schedules hereto, as it may be amended, renewed, modified or restated and in effect from time to time.

      "AGREEMENT DATE" means October 31, 1997.

      "APPLICABLE MARGIN" shall be determined in accordance with the pricing grids set forth as Exhibit "E" hereto.

      "ARTICLE" means an article of this Agreement unless another document is specifically referenced.

      "AUTHORIZED OFFICER" means any of Leonard Miller, Stuart Miller, Waynewright Malcolm, Cory Boydston, Mary Raurell, or any other Person designated by the Borrower in writing to act as an Authorized Officer hereunder, acting singly.

      "BORROWER" has the meaning assigned to that term in the introductory paragraph of this Agreement. Whenever used in this Agreement, the term "Borrower" refers to and means each of the entities comprising the Borrower, individually, and all of such entities, collectively, including all entities which become Borrowers pursuant to each Joinder Agreement and the Greystone Assumption Agreement. All of the entities comprising the Borrower shall be jointly and severally liable as Borrower under this Agreement, the Facility B Notes, and all other Facility B Loan Documents.

      "BORROWING BASE" means, from time to time, the sum of the following amounts, all as reflected from time to time in accordance with GAAP consistently applied in the consolidated balance sheet of the Borrower: (i) 100% of Borrower's unrestricted cash up to a maximum of $10,000,000 (with any excess cash being excluded from the Borrowing Base); (ii) 100% of the Net Proceeds due to Borrower at closing as a result of the consummation of the sale of any Housing Unit, which Net Proceeds have been paid to the closing agent handling such sale but which have not yet been received by Borrower; PROVIDED, HOWEVER, that if, and to the extent that, such Net Proceeds which are reported as outstanding on the last day of any fiscal quarter of Borrower are not received by Borrower on or before the tenth (10th) day following the end of any such fiscal quarter, such Net Proceeds shall not be included in the Borrowing Base; (iii) 75% of the Net Book Value of all Housing Units Under Contract; (iv) 65% of the Net Book Value of all Housing Units owned by Borrower (including, without limitation, model Housing Units) that are not subject to a contract for sale; (v) 50% of the Net Book Value of all Land Under Development owned by the Borrower, PROVIDED that the amount determined pursuant to this clause (v), when combined with the amount determined pursuant to clauses (vi) and (vii) below, shall not exceed 40% of the Aggregate Commitment (with any excess being excluded from the Borrowing Base);
(vi) 65% of the Net Book Value of all Finished Lots owned by the Borrower; and
(vii) 30% of the Net Book Value of all Unimproved Entitled Land owned by the Borrower, PROVIDED that the amount determined pursuant to this clause (vii) shall not exceed $50,000,000 (with any excess being excluded from the Borrowing
Base); PROVIDED FURTHER, that notwithstanding anything to the contrary provided herein, any asset which is encumbered by a Lien shall not be included in the calculation of the Borrowing Base pursuant to clauses (i) through (vii) above.

      "BORROWING BASE LIMITATION" is defined in Section 7.02.

      "BORROWING DATE" means a date on which a Facility B Advance is made hereunder.

      "BORROWING NOTICE" is defined in Section 2.08.

      "BUSINESS DAY" means (i) with respect to any borrowing, payment or rate selection of Fixed Rate Advances, a day (other than a Saturday or Sunday) on which banks are open for business in Chicago and New York and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks are open for business in Chicago.

      "CAPITAL STOCK" means, with respect to any corporation, any and all shares, interests, rights to purchase (other than convertible or exchangeable Indebtedness), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

      "CAPITALIZED LEASE" of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

      "CAPITALIZED LEASE OBLIGATIONS" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

      "CLOSING DATE" means the date on which the Lenders shall first become obligated to make Facility B Advances after satisfaction or waiver of all of the conditions precedent set forth in Sections 5.01 and 5.02.

      "CODE" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

      "COLLATERAL" means, at any time, any assets owned by the Borrower that then are subject to a security interest in favor of the Agent as security for the Obligations.

      "COMMITMENT" means, for each of the Lenders, the Facility A Commitment and the Facility B Commitment of such Lender.

      "COMPANY" (i) prior to the Merger, has the meaning assigned to that term in the introductory paragraph of this Agreement and (ii) from and after the effective time of the Merger, means Greystone as the surviving corporation of the Merger (which shall thereupon change its name to Lennar Corporation).

      "COMPANY AUDITED FINANCIAL STATEMENTS" is defined in Section 4.03.

      "COMPANY UNAUDITED FINANCIAL STATEMENTS" is defined in Section 4.03.

      "COMPLETED HOUSING UNIT" means, at any time, a Housing Unit the construction of which was commenced more than 10 months, in the case of a single family home, more than 12 months, in the case of a townhouse, or more than 18 months, in the case of a condominium, before that time or was completed prior to the expiration of the applicable period.

      "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the sum of the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability) by the Borrower and each Subsidiary Guarantor during such period that, in accordance with GAAP, are or should be included in "additions to property, plant or equipment" or similar items reflected in the consolidated statement of cash flows of the Borrower and each Subsidiary Guarantor for such period.

      "CONSOLIDATED EBITDA" means, for any period, the Consolidated Net Income PLUS, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for income taxes paid or accrued, (iii) depreciation, (iv) amortization and (v) extraordinary losses incurred other than in the ordinary course of business, MINUS, to the extent included in Consolidated Net Income, extraordinary gains realized other than in the ordinary course of business, all calculated for the Company and its Subsidiaries on a consolidated basis.

      "CONSOLIDATED INTEREST EXPENSE" means, with reference to any period, the interest expense of the Company and its Subsidiaries calculated on a consolidated basis for such period.

      "CONSOLIDATED INTEREST INCURRED" of any Person means, for any period, the aggregate amount (without duplication and determined in each case in accordance with GAAP) of (a) interest expensed or capitalized, paid, accrued, or scheduled to be paid or accrued of such Person and its consolidated Subsidiaries during such period, including (i) original issue discount and non-cash interest payments or accruals on any Indebtedness, (ii) the interest portion of all deferred payment obligations, and (iii) all commissions, discounts and other fees and charges owed with respect to bankers' acceptances and letter of credit financings and interest swap and hedging obligations, in each case to the extent attributable to such period PLUS (b) the amount of dividends accrued or payable by such Person or any of its consolidated Subsidiaries in respect of Disqualified Capital Stock (other than by Subsidiaries of such Person to such Person or such Person's Subsidiary guarantors), PROVIDED, HOWEVER, that interest, dividends or other payments or accruals of a consolidated Subsidiary that is not wholly owned shall be included only to the extent of the interest of such Person in such Subsidiary. For purposes of this definition, (x) interest on Capitalized Lease Obligations shall be deemed to accrue at an interest rate reasonably determined by the Borrower to be the rate of interest implicit in such Capitalized Lease Obligations in accordance with GAAP and (y) interest expense attributable to any Indebtedness represented by the guaranty by such Person or a Subsidiary of such Person of an obligation of another Person shall be deemed to be the interest expense attributable to the Indebtedness guaranteed.

      "CONSOLIDATED NET INCOME" means, with respect to any Person for any period, the net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; PROVIDED, that (i) net income (or loss) of any other Person which is not a Subsidiary of the Person or is accounted for by such specified Person by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the specified Person or a Subsidiary of such Person, (ii) the net income (or loss) of any other Person acquired by such specified Person or a Subsidiary of such Person in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iii) all gains and losses which are either extraordinary (as determined in accordance with GAAP) or are either unusual or nonrecurring (including any gain from the sale or other disposition of assets outside the ordinary course of business or from the issuance or sale of any Capital Stock), shall be excluded, and (iv) the net income, if positive, of any of such Person's consolidated Subsidiaries (other than non-guarantor Subsidiaries) to the extent that the declaration or payment of dividends or similar distributions is not at the time permitted by operation of the terms of its charter or bylaws or any other agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such consolidated Subsidiary shall be excluded, PROVIDED, HOWEVER, in the case of exclusions from Consolidated Net Income set forth in clauses (ii), (iii) and
(iv), such amounts shall be excluded only to the extent included in computing such net income (or loss) in accordance with GAAP and without duplication; PROVIDED FURTHER, HOWEVER, that for purposes of determining Consolidated Net Income of the Borrower, the net income of any Subsidiary which is not a Borrower or Subsidiary Guarantor shall be excluded.

      "CONTINGENT OBLIGATION" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract. With respect to the Borrower, Contingent Obligation includes, without limitation of the foregoing, obligations under reimbursement agreements with financial institutions (including Lenders) relating to letters of credit issued by such financial institutions for the account of Borrower.

      "CONVERSION/CONTINUATION NOTICE" is defined in Section 2.09(d).

      "CONTROLLED GROUP" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

      "CORPORATE BASE RATE" means a rate per annum equal to the corporate base rate of interest announced by First Chicago from time to time, changing when and as said corporate base rate changes.

      "DEFAULT RATE" means the rate after maturity as provided for in Section 2.09.

      "DISQUALIFIED CAPITAL STOCK" means (a) except as set forth in (b), with respect to any Person, Capital Stock of such Person that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased (including at the option of the holder thereof) by such Person or any of its Subsidiaries, in whole or in part, on or prior to the stated maturity of the securities, and (b) with respect to any Subsidiary of such Person (including with respect to any Subsidiary of the Borrower), any Capital Stock other than any common stock with no preference, privileges, or redemption or repayment provisions.

      "DOLLARS" and the sign "$" each means lawful money of the United States of America.

      "DUFF & PHELPS" means Duff & Phelps Credit Rating Co. or any Person succeeding to the securities rating business of such company.

      "ENTITLED LAND" means a parcel of Real Estate owned by the Borrower or a Subsidiary Guarantor which is to be developed primarily for residential dwelling units and which satisfies the requirements for the state and county wherein it is located as more particularly described in the Requirements for Entitled Land attached hereto as Exhibit G.

      "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health,

(iii) emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

      "EQUITY INVESTMENT" means the ownership of, or participation in the ownership of, an equity interest in Real Estate or an equity interest in a Person in the business of owning, developing, improving, operating or managing Real Estate.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

      "EURODOLLAR BASE RATE" means, with respect to a Fixed Rate Advance for the relevant Eurodollar Interest Period, the rate determined by the Agent to be the rate at which deposits in U.S. dollars are offered by First Chicago to first-class banks in the London interbank market at approximately 11 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period, in the approximate amount of First Chicago's relevant Fixed Rate Loan and having a maturity approximately equal to such Eurodollar Interest Period.

      "EURODOLLAR INTEREST PERIOD" means, with respect to a Fixed Rate Advance, a period of one, two, three or six months, as available, commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Eurodollar Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter, PROVIDED, HOWEVER, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day, PROVIDED, HOWEVER, that if said next succeeding Business Day falls in a new calendar month, such Eurodollar Interest Period shall end on the immediately preceding Business Day.

      "EURODOLLAR RATE" means, with respect to a Fixed Rate Advance for the relevant Eurodollar Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Eurodollar Interest Period, divided by
(b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period, plus (ii) the Applicable Margin. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

      "EVENT" means an event, circumstance, condition or state of facts.

      "EVENT OF DEFAULT" is defined in Section 9.01.

      "EXISTING CREDIT AGREEMENT" means the Second Amended and Restated Revolving Credit Agreement, dated as of April 4, 1997, among the Company and certain of its Subsidiaries, as borrowers thereunder, First Chicago, as Agent and lender thereunder, and certain other lenders named therein.

      "FACILITIES" means Facility A and Facility B.

      "FACILITY A" means the revolving credit, competitive bid, swing line and letter of credit facilities described in the Facility A Credit Agreement.

      "FACILITY A COMMITMENT" means, for each of the Lenders, the obligation of such Lender to make "Committed Loans" pursuant to Facility A and purchase participations in Facility Letters of Credit in the aggregate not exceeding the amount set forth opposite its signature in the Facility A Credit Agreement as its "Facility A Commitment", as such amount may be modified from time to time pursuant to the terms hereof.

      "FACILITY A CREDIT AGREEMENT" means the Revolving Credit Agreement (Facility A), dated the Agreement Date, among the Borrower, First Chicago, as Agent, a Lender, Swing Line Bank and Letter of Credit Issuer thereunder, and certain other Lenders named therein, as the same may be amended, modified, renewed or restated and in effect from time to time.

      "FACILITY A OBLIGATIONS" has the meaning set forth in the Facility A Credit Agreement.

      "FACILITY A TERMINATION DATE" means June 30, 2002, subject, however, to earlier termination in whole of the Aggregate Commitment pursuant to the terms of this Agreement.

      "FACILITY B" means the revolving credit facility described in Section
2.01.

      "FACILITY B ADVANCE" means a borrowing hereunder (or the conversion or continuation thereof) consisting of the aggregate amount of the several loans made by the Lenders to the Borrower of the same Type and, in the case of Fixed Rate Advances, for the same Interest Period.

      "FACILITY B COMMITMENT" means, for each of the Lenders, the obligation of such Lender to make revolving credit loans pursuant to Facility B in the aggregate not exceeding the amount set forth opposite its signature below as its "Facility B Commitment", as such amount may be modified from time to time pursuant to the terms hereof.

      "FACILITY B LOAN DOCUMENTS" means this Agreement, the Facility B Notes, the Facility B Term Notes, the Subsidiary Guaranties, the Pledge Agreement, the Greystone Assumption Agreement, any Joinder Agreements and any and all other instruments or documents delivered or to be delivered by the Borrower pursuant hereto and thereto, as such documents may be amended or modified and in effect from time to time.

      "FACILITY B MATURITY DATE" means the date upon which the outstanding principal amount of the Facility B Notes or Facility B Term Notes, as applicable, all accrued but unpaid interest thereon, and all other Facility B Obligations become due and payable, whether as a result of the occurrence of the stated maturity date or the acceleration of maturity pursuant to the terms of any of the Facility B Loan Documents.

      "FACILITY B NOTE" means a promissory note in substantially the form of Exhibit AA-1" hereto, completed, executed and delivered by the Borrower and payable to the order of a Lender in the amount of its Facility B Commitment, including any amendment, modification, restatement, renewal or replacement of such promissory note.

      "FACILITY B OBLIGATIONS" means all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower and each Subsidiary Guarantor to the Lenders or to any Lender, the Agent or any indemnified party arising under the Facility B Loan Documents.

      "FACILITY B TERM LOAN" shall mean a loan under Facility B which is converted to a term loan pursuant to Section 2.16.

      "FACILITY B TERM NOTE" means a promissory note in substantially the form of Exhibit AA-2" hereto, completed, executed and delivered by the Borrower and payable to the order of a Lender in the amount of its Facility B Term Loan, including any amendment, modification, restatement, renewal or replacement of such promissory note.

      "FACILITY B TERMINATION DATE" means October 30, 1998, or such later date, if any, to which the Facility B Commitment is extended pursuant to Section 2.15.

      "FACILITY FEE" means the fee determined in accordance with the pricing grids set forth as Exhibit "E" hereto.

      "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

      "FINISHED LOT" means a parcel of Entitled Land which satisfies the requirements for Land Under Development and which the owner thereof has invested 85% or more of the cost to complete the Improvements thereon, and which: in Florida, is a lot described within a final recorded subdivision plat or agreement in lieu of plat; in California is a lot reflected on a duly recorded final subdivision map or a parcel reflected on a duly recorded parcel map and is subject to a final public subdivision report, if required, duly, validly and unconditionally issued by the California Department of Real Estate pursuant to and in accordance with the Subdivided Lands Act, Business and

Professions Code Section 11018.2; in Arizona, is a Lot described in a final public subdivision report duly, validly and unconditionally issued with the Arizona Department of Real Estate pursuant to and in accordance with Arizona Revised Statute Section 32-2181 et seq.; and, in Texas, is a Lot which constitutes a valid, legally subdivided Lot within the meanings of the applicable laws of Texas, the County and/or the City within which it is located, and other requirements governing the subdivision of land and constitutes a Lot reflected on a duly recorded plat or delineated representation of the subdivision of lands, being a complete and exact representation of the subdivision and other conformation in compliance with the requirements of all applicable sections of VTCA Local Government Code Section 212, all the applicable local ordinances and other requirements governing the subdivision of land and approved by the appropriate Governmental Authority.

      "FIRST CHICAGO" means The First National Bank of Chicago in its individual capacity, and its successors.

      "FITCH" means Fitch Investors Service, L.P. or any Person succeeding to the securities rating business of such company.

      "FIXED RATE" means the Eurodollar Rate.

      "FIXED RATE ADVANCE" means a Facility B Advance which bears interest at a Fixed Rate.

      "FIXED RATE LOAN" means a Loan which bears interest at a Fixed Rate.

      "FLOATING RATE" means, for any day, a rate per annum equal to the higher of (i) the Corporate Base Rate for such day or (ii) the sum of the Federal Funds Effective Rate plus 0.5%, in each case changing when and as the Corporate Base Rate and the Federal Funds Effective Rate change.

      "FLOATING RATE ADVANCE" means a Facility B Advance which bears interest at the Floating Rate.

      "FLOATING RATE LOAN" means a Loan which bears interest at the Floating
Rate.

      "GAAP" means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession as in effect from time to time.

      "GOVERNMENTAL AUTHORITY" means any foreign governmental authority, the United States of America, any state of the United States of America and any subdivision of any of the foregoing, and any agency, department, commission, board, authority or instrumentality, bureau or court having jurisdiction over the Lender, the Borrower, any Subsidiaries of the Borrower or any of their respective properties.

      "GREYSTONE" means Pacific Greystone Corporation, a Delaware corporation, and its successors.

      "GREYSTONE ASSUMPTION AGREEMENT" means an agreement, in form and substance substantially similar to the form attached hereto as Exhibit "F", executed by Greystone and each of Greystone's Subsidiaries which does not become a Subsidiary Guarantor on or prior to the Closing Date, pursuant to which Greystone and such non-guaranteeing Subsidiaries become Borrowers hereunder.

      "HAZARDOUS SUBSTANCES" means any toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCBs, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss. 9061 ET SEQ., hazardous materials identified in or pursuant to the Hazardous Materials Transportation Act 49 U.S.C. ss. 1802 ET SEQ., hazardous wastes identified in or pursuant to The Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 ET SEQ., any chemical substance or mixture regulated under the Toxic Substance Control Act of 1976, as amended, 15 U.S.C. ss. 2601 ET SEQ., any "toxic pollutant" under the Clean Water Act, 33 U.S.C. ss. 466 ET SEQ., as amended, any hazardous air pollutant under the Clean Air Act, 42 U.S.C. ss. 7401 ET SEQ., and any hazardous or toxic substance or pollutant regulated under any other applicable federal, state or local Environmental Laws.

      "HOUSING UNIT" means a residential housing unit that is (or, upon completion of construction thereof, will be) available for sale.

      "HOUSING UNIT CLOSING" means a closing of the sale of a Housing Unit by the Borrower to a bona fide purchaser for value that is not an Affiliate of the Borrower.

      "HOUSING UNIT UNDER CONTRACT" means a Housing Unit owned by the Borrower as to which the Borrower has a bona fide contract of sale, in a form customarily employed by the Borrower and reasonably satisfactory to the Agent, entered into not more than 15 months prior to the date of determination with a Person who is not an Affiliate of the Borrower, under which contract no defaults then exist; PROVIDED, HOWEVER, that in the case of any Housing Unit the purchase of which is to be financed in whole or in part by a loan insured by the Federal Housing Administration or guaranteed by the Veterans Administration, the minimum down payment shall be the amount (if any) required under the rules of the relevant agency.

      "IMPROVEMENTS" means on and off-site development work, including but not limited to filling to grade, main water distribution and sewer collection systems and drainage system installation, paving, and other improvements necessary for the use of residential dwelling units and as required pursuant to development agreements which may have been entered into with Governmental Authorities.

      "INDEBTEDNESS" of any Person means, without duplication, (a) all liabilities and obligations, contingent or otherwise, of such Person, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of its business that would constitute ordinarily a trade payable to trade creditors, (iv) evidenced by bankers' acceptances, (v) consisting of obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (vi) consisting of Capitalized Lease Obligations, (vii) consisting of liabilities and obligations under any sales/leaseback and receivable sales transactions, or (viii) consisting of a letter of credit, other than a Performance Letter of Credit, or a reimbursement obligation of such Person with respect to any letter of credit; (b) all net obligations of such Person under interest swap and hedging obligations; (c) all liabilities and obligations of others of the kind described in the preceding clauses (a) or (b) that such Person has guaranteed or that is otherwise its legal liability or which are secured by any assets or property of such Person and all obligations to purchase, redeem or acquire any Capital Stock, other than liability under executory contracts to purchase Capital Stock; and (d) obligations of such Person to purchase securities or other property arising out of or in connection with the sale of the same or substantially similar securities or property. With respect to the Borrower, Indebtedness includes, without limitation of the foregoing, all Obligations.

      "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement dated as of October 31, 1997, by and among the Borrower, the Agent, the Lenders, UAMC, UAMC Asset Corp. and certain lenders to UAMC and UAMC Asset Corp., as the same may be amended, modified, supplemented or restated from time to time.

      "INTEREST COVERAGE RATIO" of the Borrower on any date means the ratio of
(i) Consolidated EBITDA for the four fiscal quarters ended on such date to (ii) total Consolidated Interest Incurred of the Borrower for such fiscal quarters.

      "INTEREST PERIOD" means a Eurodollar Interest Period.

      "INVESTMENT" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, membership interests, notes, debentures or other securities of any other Person made by such Person.

      "JOINDER AGREEMENT" means an agreement, in form and substance substantially similar to the form attached hereto as Exhibit "D", executed by a future Subsidiary of the Company, pursuant to which such Subsidiary becomes a Borrower hereunder.

      "JOINT VENTURE" means a joint venture (whether in the form of a corporation, a partnership, limited liability company or otherwise) (i) to which the Borrower or a Joint Venture Subsidiary is or becomes a party (other than the tenancies in common listed in Schedule VI annexed hereto), (ii) whether or not Borrower is required to consolidate the joint venture in its financial statements in accordance with GAAP, and (iii) in which the Borrower has or will have a total investment exceeding $25,000 or which has total assets plus contingent liabilities exceeding $100,000. For the purposes of this definition, the "Borrower" includes the Company and Greystone and their respective Subsidiaries, and the Borrower's investment in a joint venture shall be deemed to include any Securities of the joint venture owned by the Borrower, any loans, advances or accounts payable to the Borrower from the joint venture, any commitment, arrangement or other agreement by the Borrower to provide funds or credit to the joint venture and the Borrower's share of the undistributed profits of the joint venture.

      "JOINT VENTURE SUBSIDIARY" means a Subsidiary of the Company which is a partner, shareholder or other equity owner in a Joint Venture which is not a Borrower.

      "LAND UNDER DEVELOPMENT" means Entitled Land upon which construction of Improvements has commenced but not been completed and for which: (a) to the extent required, a performance bond, surety or other security has been issued to and in favor of and unconditionally accepted by each local agency and all relevant Governmental Authorities, including any municipal utility district in which the Real Estate is situated with regard to all work to be performed pursuant to each and all of said subdivision improvement agreements or other agreements; (b) all necessary plans have been approved by all relevant Governmental Authorities for the installation of any and all Improvements required to be installed upon such Real Estate; (c) all necessary permits have been issued for the installation of said Improvements; and (d) utility services necessary for construction of Improvements and residential dwelling units and the operation thereon for the purpose intended will be available to such Real Estate upon completion of the Improvements and there exists a binding obligation on the part of each and every utility company to deliver necessary utility services to such Real Estate.

      "LENDERS" means the lending institutions listed on the signature pages of this Agreement and the respective successors and permitted assigns of such lending institutions.

      "LENDING INSTALLATION" means, with respect to a Lender or the Agent, any office, branch, subsidiary or affiliate of such Lender or the Agent.

      "LIEN" means any lien (statutory or other), mortgage (including, without limitation, purchase money mortgages), pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

      "LIMITED PURPOSE FINANCE SUBSIDIARIES" means the limited purpose finance subsidiaries as identified on the financial statements referred to in Section 4.03.

      "LLP" means Lennar Land Partners, a Florida general partnership.

      "LLP CREDIT AGREEMENT" means the Revolving Credit Agreement, dated as of the Agreement Date, among LLP and certain Subsidiaries and joint ventures of LLP, as guarantors thereunder, First Chicago as agent and lender thereunder, and certain other lenders named therein.

      "LLP LOANS" means all Indebtedness of LLP pursuant to the LLP Credit Agreement and the other "Facility B Loan Documents" as defined therein.

      "LLP LOANS GUARANTY" means the Guaranty, dated the Agreement Date, executed by the Borrower in favor of the lenders under the LLP Credit Agreement pursuant to which the Borrower and LNR have unconditionally, jointly and severally guaranteed payment of the LLP Loans, including any amendment, modification, renewal, restatement or replacement thereof.

      "LLP PARTNER" means Lennar Land Partners Sub, Inc., a Delaware corporation, a Wholly-Owned Subsidiary of the Company which holds a 50% interest in LLP.

      "LLP PARTNERSHIP AGREEMENT" means the Partnership Agreement, dated October 24, 1997, between LLP Partner and LNR Partner forming LLP, as the same may, if permitted hereunder, be amended, modified or restated.

      "LNR" means LNR Property Corporation, a Delaware corporation, and its successors.

      "LNR LOANS GUARANTIES" means the guaranties executed by the Company, guaranteeing payment of Indebtedness of LNR.

      "LNR PARTNER" means LNR Land Partners Sub, Inc., a Delaware corporation, an indirect Wholly-Owned Subsidiary of LNR which holds a 50% interest in LLP.

      "LOAN" means, with respect to a Lender, a loan made by such Lender pursuant to Article II and any conversion or continuation thereof.

      "MARLBOROUGH SUBSIDIARIES" means collectively, Marlborough Development Corporation, an Arizona corporation, Marlborough Financial Corporation, a California corporation, and Marlborough Mortgage Corporation, a California corporation.

      "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the business, properties, assets, condition (financial or otherwise), results of operations, or prospects of (a) the Company and the other entities comprising the Borrower and the Subsidiary Guarantors, taken as a whole, or (b) if so specified, any entity comprising the Borrower or any Subsidiary Guarantor, PROVIDED that the consummation of the transactions referred to in the definition of "Reorganization" herein shall be deemed not to result in a material adverse effect under this clause (i), (ii) the ability of the Borrower or any Subsidiary Guarantor to perform its obligations under the Facility B Loan Documents, or
(iii) the validity or enforceability of any of the Facility B Loan Documents or the rights or remedies of the Agent or the Lenders thereunder.

      "MAXIMUM LEVERAGE RATIO" is defined in Section 7.02.

      "MERGER" means the merger of the Company with and into Greystone pursuant to the Merger Agreement.

      "MERGER AGREEMENT" means the Plan and Agreement of Merger dated as of June 10, 1997, between Greystone and the Company.

      "MINIMUM INTEREST COVERAGE RATIO" means an Interest Coverage Ratio of not less than two (2) to one (1).

      "MOODY'S" means Moody's Investors Service, Inc. or any Person succeeding to the securities rating business of such company.

      "MONTHLY PAYMENT DATE" means the first day of each calendar month.

      "MORTGAGE" means any mortgage, deed of trust or other security deed in Real Estate, or in rights or interests, including leasehold interests, in Real Estate.

      "MORTGAGE BANKING SUBSIDIARY" means a Subsidiary which is engaged or hereafter engages in the mortgage banking business, including the origination, servicing, packaging and/or selling of mortgages on residential single- and multi-family dwellings and/or commercial property, and in any event shall include AFSI and UAMC.

      "MORTGAGE BANKING SUBSIDIARIES NOTE" means the promissory note dated the Closing Date, in the principal amount of $150,000,000 executed by the Mortgage Banking Subsidiaries as joint makers payable to the order of the Company which is to be held by the Agent pursuant to Section 6.09. The Mortgage Banking Subsidiaries Note shall be in form and substance as provided in Exhibit "D" attached hereto.

      "MULTIEMPLOYER PLAN" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

      "NET BOOK VALUE" means, with respect to an asset owned by a Borrower, the gross investment of that Borrower in the asset, less all reserves (including loss reserves and reserves for depreciation) attributable to that asset, all determined in accordance with GAAP consistently applied.

      "NET PROCEEDS" means, in connection with the sale of any asset by the Borrower, the gross sales price less (A) all bona fide prorations and adjustments to the sales price required to be made pursuant to the terms of the sales contract and (B) the aggregate amount of bona fide closing costs due to any Person PROVIDED that if such closing costs are due to an Affiliate of the Borrower, such costs comply with Section 7.12.

      "NET WORTH" means, at any date, the amount of consolidated stockholders' equity of the Company and its consolidated Subsidiaries as shown on its balance sheet as of such date in accordance with GAAP.

      "NOTES" means, collectively, the Facility B Notes and, if the Facility B Advances outstanding are converted as provided in this Agreement, the Facility B Term Notes; and "Note" means any one of the Notes.

      "NOTICE OF ASSIGNMENT" is defined in Section 12.03(b).

      "OBLIGATIONS" means the Facility A Obligations and the Facility B Obligations.

      "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

      "PARTICIPANTS" is defined in Section 12.02.

      "PERFORMANCE LETTER OF CREDIT" means a letter of credit issued to a governmental authority or a quasi-governmental agency to insure the completion by the Borrower of a development of land improvements or to insure payment by the Borrower of escrow accounts.

      "PERMITTED LIENS" means (a) Liens existing on the date of this Agreement and described on Schedule "VIII" hereto; (b) Liens imposed by governmental authorities for taxes, assessments or other charges not yet subject to penalty or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP; (c) statutory liens of carriers, warehousemen, mechanics, materialmen, landlords, repairmen or other like Liens arising by operation of law in the ordinary course of business provided that (i) the underlying obligations are not overdue for a period of more than 30 days or (ii) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP; (d) Liens securing the performance of bids, trade contracts (other than borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (e) easements, rights-of-way, zoning, similar restrictions and other similar encumbrances or title defects which, singly or in the aggregate, do not in any case materially detract from the value of the Real Estate subject thereto (as such Real Estate is used by the Borrower or any of its Subsidiaries) or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries; (f) Liens arising by operation of law in connection with judgments, only to the extent, for an amount and for a period not resulting in a default with respect thereto; (g) pledges or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security legislation; (h) Liens securing Indebtedness of a Person existing at the time such Person becomes a Subsidiary or is merged with or into the Borrower or a Subsidiary or Liens securing Indebtedness incurred in connection with an acquisition of Real Property, PROVIDED that (1) such Liens were in existence prior to the date of such acquisition, merger or consolidation, were not incurred in anticipation thereof, and do not extend to any other assets or (2) such Liens are granted to the seller of such Real Property to secure the purchase price therefor; (i) Liens securing Indebtedness incurred to refinance any Indebtedness that was previously so secured and permitted hereunder in a manner no more adverse to the Lenders than the terms of the Liens securing such refinanced Indebtedness; and
(j) Liens securing the Obligations.

      "PERSON" means any natural person, corporation, firm, enterprise, trust, association, company, partnership, limited liability company, joint venture or other entity or organization, or any government or political subdivision or any agency, department, or instrumentality thereof.

      "PLAN" means an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

      "PLEDGE AGREEMENT" means the Pledge Agreement substantially in the form of Exhibit "F" to the Facility A Credit Agreement, including any amendment, modification, renewal or restatement thereof.

      "PROJECT" means a parcel of Real Estate, owned by the Borrower or a Subsidiary Guarantor which is to be developed or sold as part of a common scheme.

      "PRO RATA SHARE" means, for each Lender, the ratio that such Lender's Facility B Commitment bears to the Aggregate Facility B Commitment.

      "PURCHASERS" is defined in Section 12.03(a).

      "QUARTERLY PAYMENT DATE" means the first day of each April, July, October and January.

      "RATING AGENCY" means any one of Duff & Phelps, Fitch, Moody's or S&P.

      "RATINGS" means a rating of the Company's senior unsecured long-term debt from one or more of the Rating Agencies.

      "REAL ESTATE" means land, rights in land and interests therein (including, without limitation, leasehold interests), and equipment, structures, improvements, furnishings, fixtures and buildings (including a mobile home of the type usually installed on a developed site) located on or used in connection with land, rights in land or interests therein (including leasehold interests), but shall not include Mortgages or interests therein.

      "RECENT BALANCE SHEET" is defined in Section 4.05.

      "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

      "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

      "REORGANIZATION" means (i) the formation of LNR, (ii) the transfer to LNR of all of the business and assets of the Company's Asset Management Division and that portion of the Company's Financial Services Division relating to the servicing, acquisition and management of commercial mortgages and real estate,
(iii) the distribution to the shareholders of the Company of all of the capital stock of LNR, (iv) the transfer by LLP Partner to LLP of the Real Estate described on Schedule VII hereto in exchange for a 50% general partnership interest in LLP, and (v) the Company's merger with and into Greystone.

      "REORGANIZATION DOCUMENTS" means the (i) Spin-Off Agreement, (ii) the LLP Partnership Agreement, (iii) the Merger Agreement, (iv) the IRS Ruling dated August 14, 1997 with respect to the Spin-Off Agreement, (v) the Registration Statement on Form S-4 filed by Greystone with the Securities and Exchange Commission on September 15, 1997 and as declared effective on September 30, 1997 pertaining to the Reorganization, and all amendments thereto, and (vi) all other documents which are an integral part of the Reorganization.

      "REPORTABLE EVENT" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, PROVIDED, HOWEVER, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

      "REQUIRED LENDERS" means Lenders in the aggregate having at least 66 b% of the Aggregate Facility B Commitment or, if the Aggregate Facility B Commitment has been terminated, Lenders in the aggregate holding at least 66 b% of the aggregate unpaid principal amount of the outstanding Loans.

      "RESERVE REQUIREMENT" means, with respect to a Eurodollar Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

      "SECTION" means a numbered section of this Agreement, unless another document is specifically referenced.

      "SECURITIES" of any Person means equity securities and debt securities and any other instrument commonly understood to be a security issued by that Person.

      "SINGLE EMPLOYER PLAN" means a Plan maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

      "SPIN-OFF AGREEMENT" means the Separation and Distribution Agreement, dated as of June 10, 1997, between the Company and Greystone, as the same may, if permitted hereunder, be amended, modified or restated.

      "S & P" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., and any Person succeeding to the securities rating business of such company.

      "STI" means Strategic Technologies, Inc., a Florida corporation.

      "SUBORDINATED DEBT" means any Indebtedness of any entity comprising the Borrower which by its terms is subordinated, in form and substance and in a manner satisfactory to the Required Lenders, in time and right of payment to the prior payment in full of the Obligations, but which in any event matures after the Facility A Termination Date.

      "SUBSIDIARY" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

      "SUBSIDIARY GUARANTOR" means a Subsidiary of the Company or Greystone which has executed a Subsidiary Guaranty.

      "SUBSIDIARY GUARANTY" means a guaranty, in substantially the form of Exhibit "B" hereto, including any amendment, modification, renewal, restatement or replacement thereof.

      "TANGIBLE NET WORTH" means, at any date, Net Worth less the aggregate amount of all goodwill and other assets that are properly classified as "intangible assets" at such date in accordance with GAAP.

      "TITLE COMPANIES" means collectively, Lennar Title Services, Inc., TitleAmerica Insurance Corporation, Regency Title Company and Universal Title Insurance Inc.

      "TRANSFEREE" is defined in Section 12.03(c).

      "TYPE" means, with respect to any Facility B Advance, its nature as a Floating Rate Advance or Fixed Rate Advance.

      "UAMC" means Universal American Mortgage Company.

      "UNFUNDED LIABILITIES" means the amount (if any) by which the present value of all vested nonforfeitable benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans.

      "UNIMPROVED ENTITLED LAND" means Entitled Land upon which no Improvements have been commenced.

      "UNMATURED DEFAULT" means an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

      "WHOLLY-OWNED SUBSIDIARY" of a Person means (i) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

      SECTION 1.02. COMPUTATION OF TIME PERIODS. For the purposes of this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the words "to" and "until" each means "to but excluding" and the word "through" means "to and including".

      SECTION 1.03. ACCOUNTING TERMS. All accounting terms used and not specifically defined herein shall be construed in accordance with GAAP. All references herein to GAAP shall be deemed to refer to those principles; PROVIDED, HOWEVER, that notwithstanding the requirements imposed by GAAP which require the consolidation of the operations of the Mortgage Banking Subsidiaries with the operations of the Borrower, for the purposes of the calculations set forth in Article VII hereof, the operations of such Subsidiary shall be so included only as specifically provided for herein.

                                   ARTICLE II

                                   THE CREDITS

      SECTION 2.01.     COMMITMENTS.

      (a) FACILITY B COMMITMENT. On and after the Closing Date and prior to the Facility B Termination Date, upon the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, each Lender severally agrees to make Facility B Advances to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Facility B Commitment, PROVIDED that in no event may the aggregate principal amount of all outstanding Facility B Advances exceed the Aggregate Facility B Commitment. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow under Facility B at any time prior to the Facility B Termination Date. The Facility B Commitments to lend hereunder shall expire on the Facility B Termination Date.

      (b) ADVANCES AND PARTICIPATIONS PRO RATA. Each Facility B Advance hereunder shall be made by the several Lenders ratably in accordance with their respective Pro Rata Shares.

      SECTION 2.02. TYPES OF ADVANCES; MANDATORY PRINCIPAL PAYMENTS; FINAL MATURITY.

      (a) The Facility B Advances may be Floating Rate Advances, or Fixed Rate Advances, or a combination thereof, selected by the Borrower in accordance with
Section 2.06; PROVIDED, HOWEVER, that there shall not be more than Five (5) Facility B Advances which are Fixed Rate Advances outstanding at any time.

      (b) The Borrower shall prepay the principal of the Notes in the amount, and promptly upon its receipt, of any principal payment made with respect to the Mortgage Banking Subsidiaries Note from and after the date the Agent is granted a security interest therein pursuant to Section 8.01; PROVIDED, HOWEVER, that if the Company does not designate which of the Facilities is to be reduced by such prepayment, the prepayment shall be applied first to any outstanding Facility B Obligations and then to any outstanding Facility A Obligations.

      (c) All Facility B Obligations shall be due and payable by the Borrower on the Facility B Termination Date unless such Obligations are converted to Facility B Term Loans pursuant to Section 2.16, or, if earlier, shall become due and payable pursuant to Section 9.02.

      (d) Except as provided above in this Section or elsewhere in this Agreement or in the Facility A Credit Agreement, the Company may direct the Agent to apply prepayments of the Obligations against either of the Facilities.

      SECTION 2.03. OPTIONAL PRINCIPAL PAYMENTS. The Borrower may from time to time pay, without penalty or premium, all outstanding Floating Rate Advances, or, in a minimum aggregate amount of $100,000 or any integral multiple of $100,000 in excess thereof, any portion of the outstanding Floating Rate Advances upon one Business Day's prior notice to the Agent. A Fixed Rate Advance may not be paid prior to the last day of the applicable Interest Period.

      SECTION 2.04. FACILITY FEE AND REDUCTION OF FACILITY B Commitments.

      (a) The Borrower agrees to pay to the Agent for the account of each Lender a Facility Fee per annum on the amount of such Lender's Facility B Commitment from the Closing Date to and including the Facility B Termination Date, payable in arrears on each Quarterly Payment Date thereafter and on the Facility B Termination Date. Such Facility Fee shall be determined on the first day of each fiscal quarter in accordance with the pricing grid set forth as Exhibit "E" hereto.

      (b) The Borrower may permanently reduce the Aggregate Facility B Commitment in whole, or in part ratably among the Lenders in integral multiples of $5,000,000, upon at least three Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction, PROVIDED, HOWEVER, that the amount of the Aggregate Facility B Commitment may not be reduced below the aggregate principal amount of the outstanding Facility B Advances. All accrued Facility Fees under this Section 2.04 shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder. The fees payable under this Section 2.04, once paid, shall not be refundable for any reason.

      SECTION 2.05. METHOD OF BORROWING. Not later than noon (Chicago time) on each Borrowing Date, each Lender shall make available its Loan, in funds immediately available in Chicago to the Agent at its address specified pursuant to Section 13.01. The Agent will make the funds so received from the Lenders available to the Borrower by deposit into Account No. 5801117 maintained by the Borrower at First Chicago.

      SECTION 2.06. METHOD OF SELECTING TYPES AND INTEREST PERIODS FOR ADVANCES.

      (a) The Borrower shall select the Type of Facility B Advance and, in the case of each Fixed Rate Advance, the Interest Period applicable to each Advance from time to time. The Borrower shall give the Agent irrevocable notice (a "Borrowing Notice") not later than 10:00 a.m. (Chicago time) on the Borrowing Date for each Floating Rate Advance and prior to 10:00 a.m. (Chicago time) on the date which is two Business Days before the Borrowing Date for each Fixed Rate Advance, specifying:

        (i) the Borrowing Date, which shall be a Business Day, of such Facility B Advance,

        (ii)      the aggregate amount of such Facility B Advance,

       (iii)      the Type of Facility B Advance selected, and

        (iv) in the case of each Fixed Rate Advance, the Interest Period applicable thereto.

The Borrower shall be entitled to obtain only one Facility B Advance in any single Business Day, which may be comprised in whole or in part of any Fixed Rate Advance. Changes in the rate of interest on that portion of any Facility B Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Floating Rate. Each Fixed Rate Advance shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Fixed Rate Advance. The Borrower shall select Interest Periods with respect to Fixed Rate Advances so that it is not necessary to repay a Fixed Rate Advance prior to the last day of the applicable Interest Period in order to make any mandatory payment required to be made pursuant to Section 2.02 above or to repay the Obligations in full on the Facility B Maturity Date.

      (b) Each Borrowing Notice shall be irrevocable and binding on the Borrower and, in respect of the borrowing specified in the Borrowing Notice, the Borrower shall indemnify each Lender against any loss or expense incurred by that Lender as a result of any failure to fulfill the applicable conditions set forth in
Section 5.02 on or before the proposed Borrowing Date specified in the Borrowing Notice, including, without limitation, any loss (including loss of profit) or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund the Loan to be made by that Lender as part of that borrowing when that Loan, as a result of that failure, is not made on that date.

      SECTION 2.07. METHOD OF SELECTING TYPES AND INTEREST PERIODS FOR CONVERSION AND CONTINUATION OF ADVANCES.

      (a) RIGHT TO CONVERT. The Borrower may elect from time to time, subject to the provisions of Section 2.07(c), to convert all or any part of a Facility B Advance of any Type into any other Type or Types of Facility B Advances; PROVIDED that any conversion of any Fixed Rate Advance shall be made on, and only on, the last day of the Interest Period applicable thereto.

      (b) AUTOMATIC CONVERSION AND CONTINUATION. Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Fixed Rate Advances. Fixed Rate Advances of any Type shall continue as Fixed Rate Advances of such Type until the end of the then applicable Interest Period therefor, at which time such Fixed Rate Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Agent notice in accordance with Section 2.07(d) requesting that, at the end of such Interest Period, such Fixed Rate Advance either continue as a Fixed Rate Advance of such Type for the same or another Interest Period or be converted into a Facility B Advance of another Type.

      (c) NO CONVERSION IN CASE OF AN EVENT OF DEFAULT OR UNMATURED DEFAULT. Notwithstanding anything to the contrary contained in Section 2.07(a) or 2.07(b), no Facility B Advance may be converted into or continued as a Fixed Rate Advance (except with the consent of the Required Lenders) when any Event of Default or Unmatured Default has occurred and is continuing.

      (d) CONVERSION/CONTINUATION NOTICE. The Borrower shall give the Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Facility B Advance or continuation of a Fixed Rate Advance not later than 10:00 a.m. (Chicago time) on the day of any conversion into a Floating Rate Advance or prior to 10:00 a.m. (Chicago time) on the date which is two Business Days prior to the date of the requested conversion into or continuation of a Fixed Rate Advance, specifying:

         (i) the requested date (which shall be a Business Day) of such conversion or continuation;

        (ii) the amount and Type of the Facility B Advance to be converted or continued; and

       (iii) the amount and Type(s) of Facility B Advance(s) into which such Advance is to be converted or continued and, in the case of a conversion into or continuation of a Fixed Rate Advance, the duration of the Interest Period applicable thereto.

      SECTION 2.08. MINIMUM AMOUNT OF EACH ADVANCE. Each Fixed Rate Advance shall be in the minimum amount of $5,000,000 (and in multiples of $100,000 if in excess thereof), and each Floating Rate Advance shall be in the minimum amount of $500,000 and in multiples of $100,000 if in excess thereof), PROVIDED, HOWEVER, that any Floating Rate Advance may be in the amount of the unused Aggregate Facility B Commitment.

      SECTION 2.09. RATE AFTER MATURITY. Except as provided in the next sentence, any Facility B Advance which is not paid at maturity for such Advance, whether by acceleration or otherwise, shall bear interest until paid in full at a rate per annum equal to the Floating Rate plus 5% per annum. In the case of a Fixed Rate Advance the maturity of which is accelerated, such Fixed Rate Advance shall bear interest at the rate otherwise applicable to such Interest Period plus 5% per annum for the remainder of the applicable Interest Period, and thereafter at the Floating Rate plus 5% per annum.

      SECTION 2.10. METHOD OF PAYMENT. All payments of principal, interest, and fees hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Agent at the Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the Agent specified in writing by the Agent to the Borrower, by 1:00 p.m. (Chicago time) on the date when due and shall be made ratably by the Agent among the Lenders with respect to their Loans. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds which the Agent received at its address specified pursuant to
Article XIII or at any Lending Installation specified in a notice received by the Agent from such Lender. The Agent is hereby authorized to charge any account of the Borrower maintained with First Chicago for each payment of principal, interest and fees as it becomes due hereunder. The Agent shall endeavor in good faith to provide telephonic notice to Borrower prior to any such charge, but the Agent shall not be liable to Borrower or any other Person if Agent fails to provide any such notice. If and to the extent payment owed to any Lender is not made by the Borrower to the Agent or that Lender, as the case may be, when due hereunder or under the Note held by that Lender, the Borrower further authorizes such Lender to charge from time to time against any or all of the accounts maintained by the Borrower with the Lender, its subsidiaries, affiliates or branches any amount so due, subject to the provisions of Article XI.

      SECTION 2.11. FACILITY B NOTES; TELEPHONIC NOTICES. Each Lender is hereby authorized to record the principal amount of each of its Loans and each repayment on the schedule attached to its applicable Facility B Notes; PROVIDED, HOWEVER, that the failure to so record shall not affect the Borrower's obligations under any such Facility B Note. The Borrower hereby authorizes the Agent to extend, convert or continue Facility B Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be acting on behalf of the Borrower. All actions taken by the Lenders and the Agent upon such telephonic notices are hereby approved by the Borrower, and the Lenders and the Agent shall incur no liability as a result of any such actions. The Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error.

      SECTION 2.12. INTEREST PAYMENT DATES; INTEREST AND FEE BASIS. Interest accrued on each Floating Rate Advance shall be payable on each Monthly Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Floating Rate Loan is prepaid, whether due to acceleration or otherwise, and on the Facility B Termination Date. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Fixed Rate Advance on a day other than a Monthly Payment Date shall be payable on the date of conversion. Interest accrued on each Fixed Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Fixed Rate Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Fixed Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest on Floating Rate Loans and Facility Fees shall be calculated for actual days elapsed on the basis of a 365-day year; interest on Fixed Rate Loans shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day a Facility B Advance is made but not for the day of any payment on the amount paid if payment is received prior to 1:00 p.m. (Chicago time) at the place of payment. If any payment of principal of or interest on a Facility B Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

      SECTION 2.13. NOTIFICATION OF ADVANCES, INTEREST RATES, PREPAYMENTS AND COMMITMENT REDUCTIONS. Promptly after receipt thereof, the Agent will notify each Lender of the contents of each Aggregate Facility B Commitment reduction notice, Borrowing Notice,

Conversion/Continuation Notice and repayment notice received by it hereunder. The Agent will notify each Lender of the interest rate applicable to each Fixed Rate Advance promptly upon determination of such interest rate.

      SECTION 2.14. LENDING INSTALLATIONS. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Facility B Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

      SECTION 2.15. EXTENSION OF FACILITY B TERMINATION DATE. The Borrower may request an extension of the Facility B Termination Date by submitting a request for an extension to the Agent (an "Extension Request") not more than 90 nor less than 60 days prior to the Facility B Termination Date. The new Facility B Termination Date shall be no more than 364 days after the Facility B Termination Date in effect at the time the Extension Request is received, including the Facility B Termination Date as one of the days in the calculation of the days elapsed. Promptly following receipt of an Extension Request, the Agent shall notify each Lender of the contents thereof, shall request each Lender to approve the Extension Request, and shall specify the date (which must be at least 30 days after the Extension Request is delivered to the Lenders) as of which the Lenders must respond to the Extension Request (the "Reply Date"). Each Lender approving the Extension Request shall deliver its written consent no later than the Reply Date. If the consent of all of the Lenders is received by the Agent on or prior to the Reply Date, the Facility B Termination Date specified in the Extension Request shall become effective at the expiration of the existing Facility B Termination Date and the Agent shall promptly notify the Borrower and each Lender of the new Facility B Termination Date. The Borrower may not request more than two extensions of the Facility B Termination Date pursuant to this Section.

      SECTION 2.16. FACILITY B TERM-OUT OPTION. The Company shall have the option to convert the Loans outstanding under Facility B on the Facility B Termination Date (as extended pursuant to Section 2.15) to a term loan (the "Facility B Term Loan") which shall mature and become due and payable in full on the Facility A Termination Date. In order to request such conversion, the Company shall give written notice (the "Term-Out Notice") to the Agent not less than 30 or more than 90 days prior to the Facility B Termination Date, which shall specify the principal amount of the Loans outstanding under Facility B which the Company desires to convert to the Facility B Term Loan. Promptly following its receipt of the Term-Out Notice, the Agent shall send a copy of the Term-Out Notice to each of the Lenders. If the Company has given the Term-Out Notice as provided herein, the Loans outstanding under Facility B on the Facility B Termination Date shall automatically convert to Facility B Term Loans, with each Lender being deemed to have made its Pro Rata Share of the Facility B Term Loans, and the Agent shall promptly notify each Lender of the principal amount thereof. The principal amount of the Facility B Term Loans shall be repayable in equal quarterly installments on the last day of each fiscal quarter of the Company, commencing with the first full quarter following the Facility B Termination Date, with the final installment due and payable on the Facility A Termination Date. Facility B Term Loans shall be either Fixed Rate Loans or Floating Rate Loans, with interest accruing and being paid in the same manner as Loans outstanding under Facility A, and with the Facility B Term Loans to be designated as, continued as, or converted into Fixed Rate Loans in the same manner as Facility B Advances could be designated as, continued as, or converted into Fixed Rate Advances or Floating Rate Advances as provided in Section 2.07. In the event of such conversion, the Facility B Term Note held by each Lender shall thereafter evidence the Facility B Term Loan made by such Lender hereunder.

      SECTION 2.17. NON-RECEIPT OF FUNDS BY THE AGENT. Unless the Borrower or a Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

      SECTION 2.18. WITHHOLDING TAX EXEMPTION. At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement and the Facility B Notes or the Facility B Term Notes, as applicable, without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Facility B Notes or Facility B Term Notes, as applicable, without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

      SECTION 2.19. UNCONDITIONAL OBLIGATION TO MAKE PAYMENTS. To the fullest extent permitted by law, the Borrower shall make all payments hereunder, under the Facility B Notes, the Facility B Term Notes and under all of the other Facility B Loan Documents regardless of any defense or counterclaim, including any defense or counterclaim based on any law, rule or policy which is now or hereafter promulgated by any governmental authority or regulatory body and which may adversely affect the Borrower's obligations to make, or the right of the holder of any Facility B Note or Facility B Term Note, as applicable, to receive, those payments.

      SECTION 2.20. COMPENSATING BALANCES. First Chicago shall have the right (but no obligation) to enter into a separate agreement with the Borrower which provides for the reduction of the interest rate payable to First Chicago hereunder in the event that the Borrower maintains collected balances in non-interest bearing accounts at First Chicago, but in no event shall such agreement affect the amounts payable under this Agreement to any other Lender. Similarly, each other Lender shall have the right (but no obligation) to enter into a separate agreement with the Borrower which provides for the rebate to Borrower of a portion of the interest paid to such Lender under this Agreement in the event that the Borrower maintains collected balances in non-interest bearing accounts at such Lender, but in no event shall any such agreement affect the amounts payable under this Agreement to such Lender.

                                   ARTICLE III

                             CHANGE IN CIRCUMSTANCES

      SECTION 3.01. YIELD-PROTECTION. If the adoption, on or after the Agreement Date, of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change, on or after the Agreement Date, in interpretation thereof, or the compliance of any Lender (which term, for purposes of this Article III, shall be deemed to include such Issuer in such capacity) therewith,

         (i0 subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding federal taxation of the overall net income of any Lender or applicable Lending Installation), or changes the basis of taxation of payments to any Lender in respect of its Loans or other amounts due it hereunder, or

        (ii0 imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Fixed Rate Advances), or

       (iii0 imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining loans (or letters of credit or participations therein) or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with loans (or letters of credit or participations therein), or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of loans (or letters of credit or participations therein) held or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans and its Facility B Commitment (PROVIDED, THAT the foregoing shall not include any amounts which First Chicago certifies are reflected in an increase of the Corporate Base Rate for the relevant period).

      SECTION 3.02. CHANGES IN CAPITAL ADEQUACY REGULATIONS. If a Lender reasonably determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, and such increase will have the effect of reducing the rate of return on such Lender's capital as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation, as the case may be, could have achieved but for such Change (taking into account such Lender's or such corporation's policies, as the case may be, with respect to capital adequacy and any payments made to such Lender pursuant to Section 3.01 which relate to capital adequacy and assuming that such Lender's capital was fully utilized prior to such Change), then within 15 days of demand by such Lender, the Company shall pay to the Agent, for the account of such Lender, such additional amount or amounts as will compensate such Lender for such reduction. If any Lender becomes entitled to claim any additional amounts pursuant to this
Section 3.02 it shall promptly notify the Company through the Agent of the event by reason of which it has become so entitled, but in any event within 90 days, after such Lender obtains actual knowledge thereof; PROVIDED that if such Lender fails to give such notice within the 90-day period after it obtains actual knowledge of such an event, such Lender shall, with respect to such compensation in respect of any costs resulting from such event, only be entitled to payment for costs incurred from and after the date 90 days prior to the date that such Lender does give such notice. A certificate setting forth in reasonable detail the computation of any additional amount payable pursuant to this Section 3.02, submitted by such Lender to the Company through the Agent, shall be delivered to the Company promptly after the initial incurrence of such additional amounts. "Change" means (i) any change after the Agreement Date in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender or any Lending Institution. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

      SECTION 3.03. AVAILABILITY OF TYPES OF ADVANCES. If any Lender determines that maintenance of its Fixed Rate Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Agent determines that (i) deposits of a type and maturity appropriate to match fund Fixed Rate Advances are not available or
(ii) the interest rate applicable to a Type of Advance does not accurately reflect the cost of making or maintaining such Advance, then the Agent shall suspend the availability of the affected Type of Advance and require any Fixed Rate Advances of the affected Type to be repaid or to be converted (in accordance with the terms of this Agreement) to any Type of Advance which is not affected and is then available under this Agreement.

      SECTION 3.04. FUNDING INDEMNIFICATION. If any payment of a Fixed Rate Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Fixed Rate Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain the Fixed Rate Advance.

      SECTION 3.05. LENDER STATEMENTS: SURVIVAL OF INDEMNITY. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Fixed Rate Loans to reduce any liability of the Borrower to such Lender under Sections 3.01 and 3.02 or to avoid the unavailability of a Type of Advance under Section 3.03, so long as such designation is not disadvantageous to such Lender. Each Lender shall deliver a written statement of such Lender as to the amount due, if any, under Sections 3.01, 3.02 or 3.04. Such written statement shall set forth in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Fixed Rate Loan shall be calculated as though each Lender funded its Fixed Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Fixed Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 3.01, 3.02 and 3.04 shall survive payment of the Obligations and termination of this Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      The entities comprising the Borrower jointly and severally represent and warrant to each of the Lenders that:

      SECTION 4.01. ORGANIZATION, POWERS, ETC. Each Borrower (i) is a corporation duly organized, validly existing and in good standing under laws of its state of incorporation, (ii) has the power and authority to own or hold under lease the properties it purports to own or hold under lease and to carry on its business as now conducted, (iii) is duly qualified or licensed to transact business in every jurisdiction in which such qualification or licensing is necessary to enable it to enforce all of its material contracts and other material rights and to avoid any material penalty or forfeiture.

      SECTION 4.02. AUTHORIZATION AND VALIDITY OF THIS AGREEMENT, ETC. The Borrower has the power and authority to execute and deliver this Agreement, the Facility B Notes and the other Facility B Loan Documents and to perform all its obligations thereunder. The execution and delivery by each of the entities comprising the Borrower of this Agreement, the Facility B Notes and the other Facility B Loan Documents and the performance by the Borrower of all its obligations thereunder and any and all actions taken by the Borrower (i) have been duly authorized by all requisite corporate action, (ii) will not violate or be in conflict with (a) any provisions of law (including, without limitation, any applicable usury or similar law), (b) any order, rule, regulation, writ, judgment, injunction, decree or award of any court or other agency of government, or (c) any provision of its certificate of incorporation or by-laws,
(iii) will not violate, be in conflict with, result in a breach of or constitute (with or without the giving of notice or the passage of time or both) a default under any material indenture, agreement or other instrument to which it is a party or by which it or any of its properties or assets is or may be bound, and
(iv) except as otherwise contemplated by this Agreement, will not result in the creation or imposition of any lien, charge or encumbrance upon, or any security interest in, any of its properties or assets. Each of this Agreement, the Facility B Notes and the other Facility B Loan Documents has been duly executed and delivered by the Borrower. The Facility B Loan Documents constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

      SECTION 4.03.     FINANCIAL STATEMENTS.

      (a The Borrower heretofore has provided to the Lenders (i) the consolidated balance sheet of the Company and its Subsidiaries as of November 30, 1996, and the related consolidated statements of earnings, stockholders' equity and cash flows for the 12-month period ended on that date, audited and reported upon by Deloitte & Touche, independent certified public accountants (the "Company Audited Financial Statements"), and (ii) the consolidated balance sheet of the Company as of August 31, 1997, and the consolidated statements of earnings and cash flows of the Company and its Subsidiaries for the three-month and nine-month periods ended on that date, both unaudited, but certified to be true and accurate (subject to normal year-end audit adjustments) by the President and the Chief Financial Officer of the Company (the "Company Unaudited Financial Statements"). Those financial statements and reports (subject, in the case of the Company Unaudited Financial Statements, to normal year-end audit adjustments), and the related notes and schedules (if any), (a) were prepared in accordance with GAAP consistently applied throughout the respective periods covered thereby, (b) present fairly the consolidated financial condition of the Company and its Subsidiaries as of the respective dates thereof, (c) show all material liabilities, direct or contingent, of the Company and its Subsidiaries as of those dates (including, without limitation, liabilities for taxes and material commitments), and (d) present fairly the consolidated shareholders' equity, results of operations and cash flows of the Company and its Subsidiaries at the dates and for the respective periods covered thereby.

      (b The Borrower heretofore has provided to the Lenders (i) the consolidated balance sheet of Greystone and its Subsidiaries as of December 31, 1996, and the related consolidated statements of earnings, stockholders' equity and cash flows for the year then ended, audited and reported upon by Ernst & Young, independent certified public accountants (the "Greystone Audited Financial Statements"), and (ii) the consolidated balance sheet of Greystone and its Subsidiaries as of June 30, 1997, and the consolidated statement of earnings and cash flows of Greystone and its Subsidiaries for the three-month and six-month periods ended on that date, both unaudited, but certified to be true and accurate (subject to normal year-end audit adjustments) by the President and the Chief Financial Officer of Greystone (the "Greystone Unaudited Financial Statements"). Those financial statements and reports (subject, in the case of the Greystone Unaudited Financial Statements, to normal year-end audit adjustments), and the related notes and schedules (if any), (a) were prepared in accordance with GAAP consistently applied throughout the respective periods covered thereby, (b) present fairly the consolidated financial condition of Greystone and its Subsidiaries as of the respective dates thereof, (c) show all material liabilities, direct or contingent, of Greystone and its Subsidiaries as of those dates (including, without limitation, liabilities for taxes and material commitments), and (d) present fairly the consolidated stockholders' equity, results of operations and cash flows of Greystone and its Subsidiaries at the dates and for the respective periods covered thereby.

      (c The Borrower heretofore has provided to the Lenders the following pro forma financial statements which are included in the Registration Statement on Form S-4 of the Company containing the Prospectus/Proxy Statement to be sent to the shareholders of the Company and

Greystone in connection with the Merger (collectively, the "Pro Forma Financial Statements"): (i) the pro forma consolidated balance sheets of the Company and its Subsidiaries and Greystone and its Subsidiaries as of November 30 and December 31, 1996, and the related pro forma consolidated statements of earnings for the fiscal years then ended, and (ii) the pro forma consolidated balance sheets of the Company and its Subsidiaries and Greystone and its Subsidiaries as of May 31 and June 30, 1997, and the pro forma consolidated statements of earnings of the Company and its Subsidiaries and Greystone and its Subsidiaries for the six-month period ended on those dates. The Pro Forma Financial Statements (A) have been prepared, in all material respects, in accordance with the applicable requirements of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and (B) the pro forma adjustments have been properly applied on the bases described therein and the assumptions used in the preparation of the Pro Forma Financial Information are reasonable and appropriate to give effect to the transactions or circumstances referred to therein.

      SECTION 4.04. NO MATERIAL ADVERSE EFFECT. Since the date of the Audited Financial Statements, no Event has occurred which has had or could reasonably be expected to have a Material Adverse Effect. There are no material unrealized or expected losses in connection with loans, advances and other commitments of the Borrower.

      SECTION 4.05. TITLE TO PROPERTIES. Schedule III hereto contains a complete and accurate list of all Real Estate owned by the Borrower, except those properties (i) acquired or disposed of by the Borrower after May 31, 1997 in the ordinary course of business or pursuant to the Reorganization, (ii) to be transferred or conveyed to LLP or a Subsidiary of LLP pursuant to the LLP Partnership Agreement, all of which are completely and accurately described on
Schedule VII hereto, or (iii) the loss or forfeiture of which individually or in the aggregate would not have a Material Adverse Effect. The Borrower and its Subsidiaries have good and marketable fee title, or title insurable by a reputable and nationally recognized title insurance company, to the Real Estate owned by it listed in Schedules III and VII hereto, and to all the other assets owned by it and either reflected on the balance sheet and related notes and schedules most recently delivered by the Borrower to the Lenders (the "Recent Balance Sheet") or acquired by it after the date of that balance sheet and prior to the date hereof, except (x) for those properties and assets which have been disposed of since the date of the Recent Balance Sheet or pursuant to the Reorganization or which no longer are used or useful in the conduct of its business and (y) that good and marketable fee title, or title insurable by a reputable and nationally recognized title insurance company, to certain of the properties located in Arizona listed in Schedule III is held by the Persons and in the manner described in Schedule III hereto. All such Real Estate and other assets owned by the Borrower (including the properties referred to in clause (y) above) are free and clear of all Mortgages, pledges, liens, charges and other encumbrances, except (i) in the case of Real Estate, as reflected on title insurance policies insuring the interest of the Borrower in the Real Estate or in title insurance binders issued with respect to the Real Estate (some of which title insurance binders have expired but were valid at the time of acquisition of the relevant Real Estate), (ii) as reflected in the Recent Balance Sheet, and none of those Mortgages, pledges, liens, charges or other encumbrances, individually or in the aggregate, prevents or has a Material Adverse Effect upon the use by the Borrower of any of their respective properties or assets as currently conducted or as planned for the future.

      SECTION 4.06. LITIGATION. There is no action, suit, proceeding, arbitration, inquiry or investigation (whether or not purportedly on behalf of the Borrower) pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries which could reasonably be expected to have a Material Adverse Effect. The Borrower is not in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which default would or could have a Material Adverse Effect on the Borrower. The Borrower has no material contingent obligations not provided for or disclosed in the pro forma consolidated balance sheet as of November 30 and December 31, 1997, included in the Pro Forma Financial Statements.

      SECTION 4.07. PAYMENT OF TAXES. There have been filed all federal, state and local tax returns with respect to the operations of the Borrower which are required to be filed, except where extensions of time to make those filings have been granted by the appropriate taxing authorities and the extensions have not expired. The Borrower has paid or caused to be paid to the appropriate taxing authorities all taxes as shown on those returns and on any assessment received by any of them, to the extent that those taxes have become due, except for taxes the failure to pay which do not violate the provisions of Section 6.03 hereof. The Internal Revenue Service has completed an examination of the Company's federal income tax returns for the years ended 1980 through 1994, and Borrower has paid all additional taxes, assessments, interest and penalties with respect to such years.

      SECTION 4.08. AGREEMENTS. Neither the Borrower nor any Subsidiary is a party to any agreement, other than the Spin-Off Agreement, the Merger Agreement or the LLP Partnership Agreement, or instrument or is subject to any charter or other restriction that could reasonably be expected to have a Material Adverse Effect on it. Neither the Borrower nor any Subsidiary is in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party, including, without limitation, the Reorganization Documents, and consummation of the transactions contemplated hereby and in the other Facility B Loan Documents will not cause any Borrower to be in material default thereof.

      SECTION 4.09. FOREIGN DIRECT INVESTMENT REGULATIONS. Neither the making of the Facility B Advances nor the repayment thereof nor any other transaction contemplated hereby will involve or constitute a violation by the Borrower of any provision of the Foreign Direct Investment Regulations of the United States Department of Commerce or of any license, ruling, order, or direction of the Secretary of Commerce thereunder.

      SECTION 4.10.     FEDERAL RESERVE REGULATIONS.

      (a The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System of the United States). Margin stock (as defined in Regulation U) constitutes less than 25% of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

      (b No part of the proceeds of any of the Facility B Advances will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. If requested by the Lenders, the Borrower shall furnish to the Lenders a statement in conformity with the requirements of Federal Reserve Form U-l referred to in Regulation U of said Board of Governors. No part of the proceeds of the Facility B Advances will be used for any purpose that violates, or which is inconsistent with, the provisions of Regulation X of said Board of Governors.

      SECTION 4.11. CONSENTS, ETC. Except as set forth on Schedule IV, no order, license, consent, approval, authorization of, or registration, declaration, recording or filing (except for the filing of a Current Report on Form 8-K, and a Quarterly Report on Form 10-Q, in each case with the Securities and Exchange Commission) with, or validation of, or exemption by, any governmental or public authority (whether federal, state or local, domestic or foreign) or any subdivision thereof is required in connection with, or as a condition precedent to, the due and valid execution, delivery and performance by Borrower of this Agreement, the Facility B Notes or the other Facility B Loan Documents, or the legality, validity, binding effect or enforceability of any of the respective terms, provisions or conditions thereof. To the extent that any franchises, licenses, certificates, authorizations, approvals or consents from any federal, state or local (domestic or foreign) government, commission, bureau or agency are required for the acquisition, ownership, operation or maintenance by the Borrower of properties now owned, operated or maintained by it, those franchises, licenses, certificates, authorizations, approvals and consents have been validly granted, are in full force and effect and constitute valid and sufficient authorization therefor.

      SECTION 4.12. COMPLIANCE WITH APPLICABLE LAWS. The Borrower and its Subsidiaries are in compliance with and conform to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of all domestic or foreign governments or any instrumentality thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, the violation of which would have a Material Adverse Effect on it, including, without limitation, regulations of the Board of Governors of the Federal Reserve System, the Federal Interstate Land Sales Full Disclosure Act and the Florida Land Sales Act. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or any applicable federal, state and local health and safety statutes and regulations or the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Substances into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

      SECTION 4.13. RELATIONSHIP OF THE BORROWER. The entities comprising the Borrower and the Subsidiary Guarantors are engaged as an integrated group in the business of owning, developing and selling Real Estate and of providing the required services, credit and other facilities for those integrated operations. The Borrower and the Subsidiary Guarantors require financing on such a basis that funds can be made available from time to time to such entities, to the extent required for the continued successful operation of their integrated operations. The Facility B Advances to be made to the Borrower under this Agreement are for the purpose of financing the integrated operations of the Borrower and the Subsidiary Guarantors, and each of the entities comprising the Borrower and the Subsidiary Guarantors expects to derive benefit, directly or indirectly, from the Facility B Advances, both individually and as a member of the integrated group, since the financial success of the operations of each Borrower and the Subsidiary Guarantors is dependent upon the continued successful performance of the integrated group as a whole.

      SECTION 4.14. SUBSIDIARIES; JOINT VENTURES. Schedule V hereto contains a complete and accurate list of (i) all Subsidiaries of the Company and Greystone, including, with respect to each Subsidiary, (a) its state of incorporation, (b) all jurisdictions (if any) in which it is qualified as a foreign corporation,
(c) the number of shares of its Capital Stock outstanding, and (d) the number and percentage of those shares owned by the Company, Greystone and/or by any other Subsidiary, and (ii) each Joint Venture, including, with respect to each such Joint Venture, (a) its jurisdiction of organization, (b) all other jurisdictions in which it is qualified as a foreign entity and (c) all Persons other than the Borrower that are parties thereto. All the outstanding shares of Capital Stock of each Subsidiary are validly issued, fully paid and nonassessable, except as otherwise provided by state wage claim laws of general applicability. All of the outstanding shares of Capital Stock of each Subsidiary owned by the Company, Greystone or another Subsidiary as specified in Schedule V are owned free and clear of all liens, pledges, security interests, equity or other beneficial interests, charges and encumbrances of any kind whatsoever, except for Permitted Liens. None of the entities comprising the Borrower owns of record or beneficially any shares of the Capital Stock of any corporation (other than Greystone, UAMC, AFSI, STI, the Title Companies, the Limited Purpose Finance Subsidiaries and the other Subsidiaries the equity Securities of which have been pledged to the Agent pursuant to the Pledge Agreement) that is not a Borrower or a Subsidiary Guarantor. None of the Marlborough Subsidiaries has total assets with a fair market value of more than $100,000 in the aggregate.

      SECTION 4.15. ERISA. The Borrower is not executing or delivering any of the Facility B Loan Documents or entering into any of the transactions contemplated hereby, directly or indirectly, in connection with any arrangement or understanding in any respect involving any "employee benefit plan" with respect to which the Borrower is a "party in interest" within the meaning of the Employee Retirement Income Security Act of 1974, or a "disqualified person", within the meaning of the Internal Revenue Code 1986, as amended. No Unfunded Liabilities exist with respect to any Single Employer Plans. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

      SECTION 4.16. INVESTMENT COMPANY ACT. Neither the Borrower nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

      SECTION 4.17. PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      SECTION 4.18. SUBORDINATED DEBT. The Obligations constitute senior indebtedness which is entitled to the benefits of the subordination provisions of all outstanding Subordinated Debt.

      SECTION 4.19. POST-RETIREMENT BENEFITS. The present value of the expected cost of post-retirement medical and insurance benefits payable by the Borrower and its Subsidiaries to its employees and former employees, as estimated by the Borrower in accordance with procedures and assumptions deemed reasonable by the Required Lenders, does not exceed $ -0- exclusive of post-retirement medical and insurance benefits payable to the President and Chief Financial Officer of Greystone pursuant to the Merger Agreement.

      SECTION 4.20. INSURANCE. The certificate signed by the President or Chief Financial Officer of the Company, that attests to the existence and adequacy of, and summarizes, the property, casualty, and liability insurance programs carried by the Borrower and that has been furnished by the Borrower to the Agent and the Lenders, is complete and accurate. This summary includes the insurer's or insurers' name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, exclusion(s), and deductibles. This summary also includes similar information, and describes any reserves, relating to any self-insurance program that is in effect.

      SECTION 4.21. ENVIRONMENTAL REPRESENTATIONS. To the best of the Borrower's knowledge and belief, no Hazardous Substances in material violation of any Environmental Laws are present upon any of the Real Estate owned by Borrower or any Real Estate which is encumbered by any Mortgage held by Borrower, and neither the Borrower nor any Subsidiary has received any notice to the effect that any of the Real Estate owned by Borrower or any Subsidiary or any their respective operations are not in compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Substance into the environment which non-compliance or remedial action could be reasonably expected to have a Material Adverse Effect.

      SECTION 4.22. REORGANIZATION. The Borrower has furnished to the Lender true and complete copies of all executed Reorganization Documents, as amended to the Agreement Date.

      SECTION 4.23. MINIMUM ADJUSTED TANGIBLE NET WORTH. On the Agreement Date, after giving effect to the Reorganization, Adjusted Tangible Net Worth, less advances to and Investments in LLP, is in excess of $215,000,000.

      SECTION 4.24. NO MISREPRESENTATION. No representation or warranty by the Borrower contained herein or made hereunder or in the Reorganization Documents and no certificate, schedule, exhibit, report or other document provided or to be provided by the Borrower in connection with the transactions contemplated hereby or thereby (including, without limitation, the negotiation of and compliance with the Facility B Loan Documents) or in connection with the Reorganization contains or will contain a misstatement of a material fact or omit to state a material fact required to be stated therein in order to make the statements contained therein, in the light of the circumstances under which made, not misleading.

                                    ARTICLE V

                        CONDITIONS PRECEDENT; TERMINATION

      SECTION 5.01. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective when the Agent shall have received counterparts of this Agreement executed by the Borrower and each of the Lenders; PROVIDED, however, that the Lenders shall not be required to make any Advance hereunder unless and until the Agent shall have received each of the following items (with all documents required below, except as otherwise specified, to be dated the Closing Date, which date shall be the same for all such documents, and each of such documents to be in form and substance satisfactory to the Agent, be fully and properly executed by all parties thereto, and (except for the Facility B Notes) to be in sufficient copies for each Lender), and the conditions specified below shall have been satisfied:

      (a A Facility B Note and a Facility B Term Note payable to the order of each of the Lenders, a Subsidiary Guaranty from each Subsidiary Guarantor, and the Greystone Assumption Agreement executed by Greystone.

      (b The favorable written opinion by Rubin Baum Levin Constant Friedman & Bilzin, counsel for the Borrower addressed to the Lenders and in form and substance satisfactory to the Agent, (i) confirming the accuracy of the representations and warranties set forth in Sections 4.01 (excluding clause (ii) thereof, and limited, in the case of clause (iii) thereof, to the jurisdictions listed under the heading "Where Qualified" in Schedule V hereto), 4.02, 4.06, 4.11, 4.12 and the second sentence of Section 4.08 hereof, (which opinion, as to the representations set forth in clauses (ii)(b), (iii) and (iv) of Section 4.02, Sections 4.06, 4.11, 4.12 and the second sentence of Section 4.08 hereof, may be to the best knowledge of such counsel, and may in its entirety be limited to Florida,

Arizona, Delaware, Texas, California, Nevada and United States federal law);
(ii) to the effect that this Agreement, the Notes and the Subsidiary Guarantees have been duly authorized, executed and delivered by the Borrower and each Subsidiary Guarantor; and (iii) that the Merger and the Spin-Off have been consummated and become effective in accordance with the terms of the Reorganization Documents. Such counsel may rely, in its opinion, on the opinions of special counsel to the Borrower referred to in Section 5.01(c) below, as to matters of law of the State of Illinois, on the opinion of Fennemore, Craig of Phoenix, Arizona as to matters of law of the State of Arizona, on the opinions of Bellinger & DeWolf, P.C. as to matters of law of the State of Texas and on the opinion of Palmieri, Tyler, Wiener, Wilhelm & Waldron as to matters of law of the State of California. In addition, Rubin Baum Levin Constant Friedman & Bilzin may rely on the opinions of Rogers & Wells as to matters of Delaware law applicable to Greystone and its Subsidiaries. The Borrower hereby instructs its counsel to prepare its opinion and deliver it to Lenders for their benefit, and such opinion shall contain a statement to such effect.

      (c The favorable written opinion of Rudnick & Wolfe, special counsel to the Borrower, that (i) no authorization, consent, approval, license or exemption of, or filing nor registration with or other action by any Illinois, United States federal or Delaware governmental department, commission, board, bureau, regulatory body, agency or instrumentality or to the best knowledge of such counsel, any court is or will be necessary for the execution, delivery and performance by the Borrower of this Agreement and the Facility B Notes and (ii) this Agreement and the Facility B Notes constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as the rights and remedies of the Lenders thereunder may be limited by (A) applicable bankruptcy, reorganization, insolvency and other laws effecting creditors' rights generally from time to time in effect, (B) the exercise of the discretionary powers of the court before which any proceeding seeking equitable remedies (including, without limitation, specific performance and injunctive relief) may be brought, and (C) such other qualifications expressed in the opinion PROVIDED that such qualifications are acceptable to Agent. Such opinion shall also cover the matters set forth in clauses (i) and
(ii) of this subsection with respect to each Subsidiary Guaranty. Such counsel may rely on the opinion of counsel to the Borrower delivered pursuant to subsection (b) above relating to the representations set forth in Sections 4.01 and 4.02 hereof and on the opinion of Palmieri, Tyler, Wiener, Wilhelm & Waldron as to matters of law of the State of California. The Borrower hereby instructs its special counsel to prepare its opinion and deliver it to Lenders for their benefit, and such opinion shall contain a statement to such effect.

      (d The favorable written opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A., special counsel to the Agent and the Lenders, addressed to the Lenders to the effect that: while it has not independently considered the matters covered by the opinions provided pursuant to Sections 5.01(b) and (c) to the extent necessary to enable it to express the conclusions stated therein, those opinions of counsel and the other documents provided pursuant to this Section 5.01 are substantially responsive to the requirements of this Agreement.

      (e The following supporting documents with respect to each Borrower and Subsidiary Guarantor: (i) a copy of its certificate or articles of incorporation, certified as of a date reasonably close to the Closing Date to be a true and accurate copy by the Secretary of State of its state of incorporation, or if a copy of such certificate or articles of incorporation has been previously delivered to the Agent, a certificate of its Secretary or Assistant Secretary to the effect that there have been no amendments to its certificate or articles of incorporation since April 4, 1997; (ii) a certificate of that Secretary of State, dated as of a date reasonably close to the Closing Date, as to its existence and (if available) good standing; (iii) a certificate of the Secretary of State of each jurisdiction, other than its state of incorporation, in which it does business, as to its qualification as a foreign corporation; (iv) a copy of its by-laws, certified by its Secretary or Assistant Secretary to be a true and accurate copy of its by-laws in effect on the Closing Date, or, if a copy of such by-laws has been previously delivered to the Agent in connection with the Existing Credit Agreement, a certificate of its Secretary or Assistant Secretary to the effect that there have been no amendments to its by-laws since April 4, 1997; (v) a certificate of its Secretary or Assistant Secretary, as to the incumbency and signatures of its officers who have executed any documents in connection with the transactions contemplated by this Agreement; (vi) a copy of resolutions of its Board of Directors or the Executive Committee of its Board of Directors, certified by its Secretary or Assistant Secretary to be a true and accurate copy of resolutions duly adopted by such Board of Directors or Executive Committee that are in full force and effect on the Closing Date, authorizing the execution and delivery by it of this Agreement, the Facility B Notes, the Subsidiary Guarantees and the other Facility B Loan Documents to which it is a party and the performance by it of all its obligations thereunder; and (vii) such additional supporting documents and other information with respect to its operations and affairs as the Agent may reasonably request.

      (f A certificate signed by a duly authorized officer of each Borrower stating that: (i) the representations and warranties of the Borrower contained in Article IV hereof are correct and accurate on and as of the Closing Date as though made on and as of the Closing Date and (ii) no event has occurred and is continuing which constitutes an Event of Default or Unmatured Default hereunder.

      (g) The Borrowing Base report for the fiscal quarter ended August 31, 1997, as required pursuant to Section 6.04(j).

      (h) Such other documents as any Lender or its counsel may reasonably request.

      (i) There shall not have occurred any changes in the consolidated financial condition or results of operations or cash flows of the Borrower from that reflected in the Interim Pro Forma Financial Statements which has or reasonably could be expected to have, in the judgment of the Required Lenders, a Material Adverse Effect on the Borrower's financial condition or results of operations, taken as a whole.

      (j) All conditions precedent to the effectiveness of the Facility A Credit Agreement and the LLP Credit Agreement and the obligations of the "Lenders" thereunder to make "Advances" thereunder shall have been satisfied.

      (k) All transactions contemplated by the Reorganization Documents to take place on the consummation of the Reorganization shall have occurred and been lawfully consummated to the satisfaction of the Agent.

      (l) The Company shall not have entered into or agreed to any amendment or modification of the Merger Agreement, the Spin-Off Agreement or the LLP Partnership Agreement, or waived or released any material rights or benefits of the Company thereunder, in each case without the prior written consent of the Agent or the Required Lenders.

      (m) A certificate signed by the Chief Financial Officer of the Company showing in reasonable detail the calculations used to determine the Leverage Ratio for the Pricing Grids attached hereto as Exhibit E.

      (n) The Borrower shall have executed and delivered the Intercreditor Agreement.

      (o) Pro forma consolidated balance sheet of the Borrower including the accounts of the Company and its Subsidiaries as of May 31, 1997 and Greystone and its Subsidiaries as of June 30, 1997, and assuming all of the following transactions had occurred as of such dates: the formation of LLP, the transactions contemplated under the Spin-Off Agreement, the effectiveness of the Merger, the effectiveness of this Agreement, the Facility A Credit Agreement and the LLP Credit Agreement, and the funding of the initial loans hereunder and thereunder.

      (p) A report, in reasonable detail and in form and substance satisfactory to the Agent, with calculations indicating that the Borrower, on a pro forma basis as of May 31, 1997 (including the accounts of Greystone as of June 30, 1997) would have been in compliance with the provisions of Article VII (if this Agreement had been in effect as of such dates), which calculations shall be based upon the pro forma financial statements of the Company after making the assumptions referred to in section 5.01(o) above.

      SECTION 5.02.     CONDITIONS PRECEDENT TO ALL BORROWINGS.

      (a) No Lender shall be required to make any Facility B Advance (other than an Advance that, after giving effect thereto and to the application of the proceeds thereof, does not increase the aggregate amount of outstanding Facility B Advances), unless on the applicable Borrowing Date:

         (i) the Agent shall have received notice of Borrower's request for the Facility B Advance as provided in Section 2.06(a) and such other approvals, opinions or documents as the Agent may reasonably request;

        (ii) the representations and warranties of the Borrower contained in
      Article IV hereof are true and correct as of such Borrowing Date or Issuance Date; PROVIDED, HOWEVER, that for the purposes hereof, (A) from and after the date of delivery by the Borrower pursuant to Section 6.04(a) of their consolidated financial statements for the year ended November 30,

      1997, the references in Section 4.03 to "Audited Financial Statements" shall be deemed to be references to the annual audited financial statements most recently delivered by the Borrower pursuant to Section 6.04(a) as of the date of the request for a Facility B Advance and (B) from and after that date of delivery by the Borrower pursuant to Section 6.04(b) of its consolidated financial statements for the quarter ending November 30, 1997, the references in Section 4.03 to "Unaudited Financial Statements" shall be deemed to be references to the quarterly unaudited financial statements most recently delivered by the Borrower pursuant to
      Section 6.04(b) as of the date of that request for a Facility B Advance;

       (iii) All legal matters incident to the making of such Advance shall be satisfactory to the Lenders and their counsel;

        (iv) There exists no Event of Default or Unmatured Default; and

         (v) The making of the Facility B Advance will not result in any Event of Default or Unmatured Default.

      (b) Each Borrowing Notice with respect to each such Facility B Advance shall constitute a representation and warranty by the Borrower that all of the conditions contained in this Section 5.02 have been satisfied.

      SECTION 5.03. TERMINATION. Notwithstanding anything to the contrary contained in this Agreement or any of the other Facility B Loan Documents, if all of the conditions precedent to the obligations of the Lenders set forth in Sections 5.01 and 5.02 (as to the initial Borrowing Date only) shall not have been satisfied or waived by the Lenders prior to December 31, 1997, the Commitments and all other obligations of the Lenders under this Agreement and the other Facility B Loan Documents shall terminate as of such date and be of no further force or effect thereafter. Such termination shall not diminish or affect, or relieve the Borrower or any Subsidiary Guarantor from, any of their respective Obligations which are stated to survive a termination of the Commitments or the termination of this Agreement or the other Facility B Loan Documents.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

      The Borrower covenants and agrees that from the date hereof until payment in full of all the Obligations, unless the Required Lenders otherwise shall consent in writing as provided in Section 13.06 hereof, the Borrower will, and will cause each of its Subsidiaries to:

      SECTION 6.01. EXISTENCE, PROPERTIES, ETC. Do or cause to be done all things or proceed with due diligence with any actions or courses of action which may be necessary to preserve and keep in full force and effect its existence under the laws of their respective states of incorporation and all qualifications or licenses in jurisdictions in which such qualification or licensing is required for the conduct of its business or in which the Lenders shall request such qualification; PROVIDED, HOWEVER, that nothing herein shall be deemed to prohibit any Borrower other than the Company from (i) merging into or consolidating with any other Borrower (including the Company, if the Company is the surviving entity) or (ii) declaring and paying dividends in complete liquidation. The Borrower will, and will cause each Subsidiary to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted. The primary business of the Borrower and the Subsidiaries shall at all times be the acquisition, development and sale of real estate assets.

      SECTION 6.02. NOTICE. Give prompt written notice to the Agent of (i) any proceeding instituted by or against the Borrower or any of the Subsidiaries in any federal or state court or before any commission or other regulatory body, federal, state or local, or any such proceedings threatened against the Borrower in writing by any federal, state or other governmental agency, which, if adversely determined, could reasonably be expected to have a Material Adverse Effect on the Borrower, and (ii) any other Event which could reasonably be expected to lead to or result in a Material Adverse Effect on the Borrower, or which, with or without the giving of notice or the passage of time or both, would constitute an Event of Default or a default under any material agreement other than this Agreement to which the Borrower is a party or by which any of its properties or assets is or may be bound.

      SECTION 6.03. PAYMENTS OF DEBTS, TAXES, ETC. Pay all its debts and perform all its obligations promptly and in accordance with the respective terms thereof, and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Borrower or upon its incomes or receipts or upon any of its properties before the same shall become in default or past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might result in the imposition of a lien or charge upon such properties or any part thereof; PROVIDED, HOWEVER, that it shall not constitute a violation of the provisions of this Section 6.03 if the Borrower shall fail to perform any such obligation or to pay any such debt (except for obligations for money borrowed), tax, assessment, governmental charge or levy or claim for labor, materials or supplies which is being contested in good faith, by proper proceedings diligently pursued, and as to which adequate reserves have been provided.

      SECTION 6.04. ACCOUNTS AND REPORTS. Maintain a standard system of accounting established and administered in accordance with GAAP, and provide to the Lenders the following:

      (a) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower (commencing with the fiscal year ending November 30, 1997), a consolidated balance sheet of the Company and its Subsidiaries as of the end of that fiscal year and the related consolidated statements of earnings, stockholders' equity and cash flows for that fiscal year, all with accompanying notes and schedules, prepared in accordance with GAAP consistently applied and audited and reported upon by Deloitte & Touche or another firm of independent certified public accountants of recognized standing selected by the Borrower and acceptable to the Agent (such audit report shall be unqualified except for qualifications relating to changes in GAAP and required or approved by the Borrower's independent certified public accountants);

      (b) as soon as available and in any event within 60 days after the end of each of the first three quarters, and within 120 days after the end of the fourth quarter, of each fiscal year of the Borrower (commencing with the quarter ending November 30, 1997), a consolidated balance sheet of the Company and its Subsidiaries as of the end of that quarter, and the related consolidated statement of earnings and cash flows of the Company and its Subsidiaries for the period from the beginning of the fiscal year to the end of that quarter, all prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate, subject to normal year-end audit adjustments, by the Chief Financial Officer of the Company;

      (c) within 60 days after the end of each of the first three quarters, and within 120 days after the end of the fourth quarter, of each fiscal year of the Borrower (commencing with the quarter ending November 30, 1997), (i) a consolidating balance sheet of the Borrower (in a form acceptable to the Agent) as of the end of that quarter and the related consolidating statement of earnings of the Borrower (in a form acceptable to the Agent) for the period from the beginning of the fiscal year to the end of that quarter, and (ii) a consolidating balance sheet of the Mortgage Banking Subsidiaries (in a form acceptable to the Agent) as of the end of that quarter and the related consolidating statement of earnings of the Mortgage Banking Subsidiaries (in a form acceptable to the Agent) for the period from the beginning of the fiscal year to the end of that quarter, all prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate, subject to normal year-end audit adjustments, by the Chief Financial Officer of the Company;

      (d) concurrently with the delivery of the financial statements described in subsection (a) above, a letter signed by that firm of independent certified public accountants to the effect that, during the course of their examination, nothing came to their attention which caused them to believe that any Event of Default or Unmatured Default has occurred, or if such Event of Default or Unmatured Default has occurred, specifying the facts with respect thereto; and concurrently with the delivery of the financial statements described in subsections (b) and (c) above, a certificate signed by the President or Executive Vice President and the Chief Financial Officer of the Company to the effect that, having read this Agreement, and based upon an examination which they deemed sufficient to enable them to make an informed statement, there does not exist any Event of Default or Unmatured Default, or if such Event of Default or Unmatured Default has occurred, specifying the facts with respect thereto;

      (e) within 30 days after the end of each calendar month (commencing with the month ending October 31, 1997), a report, in reasonable detail and in form and substance satisfactory to the Agent, setting forth, as of the end of the month, with respect to each Project owned by the Company and its Subsidiaries,
(i) the number of Housing Unit Closings, (ii) the number of Housing Units either completed or under construction, specifying the number thereof that are Completed Housing Units, (iii) the number of Housing Units Under Contract;

      (f) within 120 days after the end of each fiscal year of the Borrower (commencing with the fiscal year ending November 30, 1997), a schedule of all Real Estate owned by the Borrower in the form of Schedule III annexed hereto or as otherwise required by Agent, which schedule, in addition to providing all the categories of information specified in Schedule III, shall specify those properties the interest and carrying charges attributable to which are being deducted, for financial reporting purposes, for the fiscal year in which they are paid and shall contain all such other information as Agent shall require;

      (g) within 90 days after the beginning of each fiscal year of the Borrower, a projection, in reasonable detail and in form and substance satisfactory to the Agent, on a quarterly basis, of the cash flow and of the earnings of the Company and its Subsidiaries for that fiscal year and for the immediately succeeding fiscal year;

      (h) promptly upon becoming available, copies of all financial statements, reports, notices and proxy statements sent by the Borrower to its stockholders, and of all regular and periodic reports and other material (including copies of all registration statements and reports under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) filed by the Borrower with any securities exchange or any governmental authority or commission, except material filed with governmental authorities or commissions relating to the development of Real Estate in the ordinary course of the business of the Borrower and which does not relate to or disclose any Material Adverse Effect;

      (i) as soon as available and in any event within 60 days after the end of each of the first three quarters, and within 120 days after the end of the fourth quarter, of each fiscal year of each Joint Venture, a balance sheet of that Joint Venture as of the end of that quarter and a statement of earnings of that Joint Venture for the period from the beginning of the fiscal year to the end of that quarter, prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate, subject (in the case of the financial statements delivered for the first three quarter of each fiscal year) to normal year-end adjustments, by the Chief Financial Officer of the Company;

      (j) within 60 days after the Closing Date and the end of each of the first three quarters, and within 90 days after the end of each fiscal year of the Borrower (commencing with the quarter and fiscal year ending November 30, 1997), a report, in reasonable detail and in form and substance satisfactory to the Agent, with calculations indicating that the Borrower is in compliance, as of the Closing Date and as of the last day of such quarterly or annual period, as the case may be, with the provisions of Article VII and, if the Borrower shall have been required to provide Collateral, Article VIII, of this Agreement. Without limiting the generality of the foregoing, Borrower shall provide to the Lenders (i) a report calculating the Borrowing Base in form and substance satisfactory to Agent, in which report the Borrower shall include a report of all accounts receivable from the sales of Housing Units included in the Borrowing Base, showing all such receivables which remain uncollected on the tenth (10th) day after the Closing Date or end of the quarter or fiscal year, as the case may be, (ii) a report containing the calculations necessary to indicate that the Borrower is in compliance with the provisions of Sections 6.09 and 7.14, including a certification of the outstanding principal amount of all loans and advances made by the Company to each of the Mortgage Banking Subsidiaries, as the case may be, and that all such loans and advances are duly evidenced by the Mortgage Banking Subsidiaries Note in the possession of Agent, and (iii) a report on investments substantially in the form attached as Exhibit E hereto. The reports furnished pursuant to this subsection
(j) shall be certified to be true and correct by the Chief Financial Officer of the Company and shall also contain a representation and warranty by the Borrower that it is in full compliance with the provisions of Article VII of this Agreement;

      (k) within 60 days after the Closing Date and the end of each of the first three quarters, and within 90 days after the end of each fiscal year of the Borrower (commencing with the quarter and fiscal year ending November 30, 1997), a report, in reasonable detail and in form and substance satisfactory to the Agent, with calculations indicating whether the Borrower, as to the Closing Date and as of the last day of such quarterly or annual period, as the case may be, is in compliance with the Minimum Interest Coverage Ratio;

      (l) within 270 days after the close of each fiscal year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA, but the foregoing statement shall be required only if any Single Employer Plan shall exist;

      (m) as soon as possible and in any event within 10 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the Chief Financial Officer of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto;

      (n) as soon as possible and in any event within 10 days after receipt thereof by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release by the Borrower, any of its Subsidiaries, or any other Person of any Hazardous Substance into the environment, and (b) any notice alleging any violation of any Environmental law or any federal, state or local health or safety law or regulation by the Company or any of its Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect;

      (o) promptly upon the request of the Agent or any Lender, an accurate legal description with respect to any Real Estate included in the calculation of the Borrowing Base;

      (p) such supplements to the aforementioned documents and additional information (including, but not limited to, leasing, occupancy and non-financial information) and reports as the Agent or any Lender may from time to time reasonably require;

      (q) prior to or contemporaneously with the making of any investment in any Joint Venture, copies of each proposed shareholders' agreement, certificate or articles of incorporation, partnership agreement, joint venture agreement or similar organizational instrument or agreement, relating to the formation of each Joint Venture, and each material restatement, modification, amendment or supplement thereto;

      (r) concurrently with the quarterly financial statements described in subsection (b) above following the end of any quarter in which each new Subsidiary that is to become a Borrower under Section 6.07 hereof was formed, the Company shall deliver to the Agent (i) revised copies of Schedule I to this Agreement and Schedule I to the Notes, adding thereto the name of such new Subsidiary, (ii) a revised copy of Schedule V to this Agreement, adding thereto the information with respect to such new Subsidiary required by Section 4.14 hereof, (iii) a Joinder Agreement, in form and content satisfactory to the Agent, executed by a duly authorized officer of such new Subsidiary, pursuant to which such Subsidiary agrees to become a Borrower hereunder, assumes all of the Obligations, and agrees that Schedule I hereto and Schedule I to the Notes shall be amended to include the name of such Subsidiary; (iv) a copy of the certificate of incorporation or other organizational document of such new Subsidiary, certified by the secretary of state or other official of the state or other jurisdiction of its incorporation; and (v) a copy of the bylaws of such new Subsidiary, certified by the secretary or other appropriate officer or partner of such Subsidiary;

      (s) concurrently with the consolidated balance sheet delivered pursuant to subsection (s) above, a copy of Schedule III (Real Estate Owned), updated from
Schedule III most recently delivered to the Lenders, including therein all real estate owned by the Company and its Subsidiaries, including Greystone and its Subsidiaries, immediately following the Merger and after giving effect to the Reorganization; and

      (t) within 60 days of the Closing Date, a Closing Date consolidated balance sheet of the Company and its Subsidiaries (including Greystone and its Subsidiaries), as of such date and after giving effect to the formation of LLP, the transactions contemplated under the Spin-Off Agreement, the Merger, the effectiveness of this Agreement, the Facility A Credit Agreement and the LLP Credit Agreement and the funding of the initial loans thereunder, prepared in accordance with GAAP consistently applied, unaudited but certified to be true and accurate by the Chief Financial Officer of the Company.

      SECTION 6.05. ACCESS TO PREMISES AND RECORDS. At all reasonable times and as often as any Lender may reasonably request, permit authorized representatives and agents designated by that Lender to (i) have access to the premises of the Borrower and each Subsidiary and to their respective corporate books and financial records, and all other records relating to their respective operations and procedures, (ii) make copies of or excerpts from those books and records and
(iii) upon reasonable notice to the Company, discuss the respective affairs, finances and operations of the Borrower and its Subsidiaries with, and to be advised as to the same by, their respective officers and directors.

      SECTION 6.06. MAINTENANCE OF PROPERTIES AND INSURANCE. Maintain all its properties and assets in good working order and condition and make all necessary repairs, renewals and replacements thereof so that its business carried on in connection therewith may be properly conducted at all times; and maintain or require to be maintained (i) adequate insurance, by financially sound and reputable insurers, on all properties of the Borrower which are of character usually insured by Persons engaged in the same or a similar business (including, without limitation, all Real Estate encumbered by Mortgages securing mortgage loans made by the Borrower, to the extent normally required by prudent mortgagees, and all Real Estate which is subject of an Equity Investment by the Borrower, to the extent normally carried by prudent builder-developers) against loss or damage resulting from fire, defects in title or other risks insured against by extended coverage and of the kind customarily insured against by those Persons, (ii) adequate public liability insurance against tort claims which may be incurred by the Borrower, and (iii) such other insurance as may be required by law. Upon the request of the Agent, the Borrower will furnish to the Lenders full information as to the insurance carried. Notwithstanding the foregoing provisions of this Section 6.06, Borrower shall be permitted to self-insure against all property and casualty risks associated with its construction of single-family dwelling units up to a maximum aggregate construction exposure for any Project not to exceed at any time 10% of Adjusted Tangible Net Worth.

      SECTION 6.07. FINANCING; NEW INVESTMENTS. Give the Agent (i) written notice of any serious negotiations for debt or equity financing or for the placement of the Borrower's Securities in either a private or public financing, if any of the foregoing transactions are to be in excess of $1,000,000 in any one transaction or series of related transactions, (ii) advance written notice of the formation of any new Significant Subsidiary (as hereinafter defined), the establishment of any new Joint Venture or the commencement of any new project or work-out involving Real Estate not owned by the Borrower as of the Agreement Date, which such new Significant Subsidiary shall become a party to this Agreement as a Borrower hereunder, effective upon the date of such Subsidiary's formation, unless (x) such Subsidiary is a Joint Venture Subsidiary, (y) the terms of the agreement creating such Joint Venture prohibit the joint venturers thereof from being or becoming liable for any Indebtedness other than Indebtedness of the Joint Venture and (z) all of the issued and outstanding equity Securities of such Subsidiary are pledged to the Lenders pursuant to
Section 7.05 hereof, and (iii) written notice of the formation of any new Subsidiary which is not a Significant Subsidiary given not later than ten (10) days after such formation, which new Subsidiary shall become a party to this Agreement as a Borrower hereunder effective upon such Subsidiary's formation; PROVIDED, HOWEVER, that nothing in this Section 6.07 shall be deemed to authorize the Borrower to enter into any such transaction if the same would violate any of the limitations set forth in Article VII hereof. As used in this
Section 6.07, the term "Significant Subsidiary" means a Subsidiary of one or more entities comprising the Borrower in which the Borrower makes investments (whether through the purchase of Capital Stock or instruments evidencing debt, advances or loans to such Subsidiary or by the guaranty of Indebtedness of such Subsidiary) in a cumulative amount in excess of $1,000,000.

      SECTION 6.08. COMPLIANCE WITH APPLICABLE LAWS. Promptly and fully comply with, conform to and obey all present and future laws, ordinances, rules, regulations, orders, writs, judgments, injunctions, decrees, awards and all other legal requirements applicable to the Borrower, its Subsidiaries and their respective properties, including, without limitation, Regulation Z of the Board of Governors of the Federal Reserve System, the Federal Interstate Land Sales Full Disclosure Act, ERISA and the Florida Land Sales Act, the violation of which would have a Material Adverse Effect on the Borrower.

      SECTION 6.09. ADVANCES TO THE MORTGAGE BANKING SUBSIDIARIES. Cause the Mortgage Banking Subsidiaries to execute and deliver the Mortgage Banking Subsidiaries Note in order to evidence all loans and advances that now exist or are hereafter made by the Company to any of the Mortgage Banking Subsidiaries, respectively; deposit the original Mortgage Banking Subsidiaries Note with Agent; and obtain, prior to or contemporaneously with the execution of this Agreement, written acknowledgments from each Mortgage Banking Subsidiary that the aggregate of all loans and advances hereafter made by the Company to such Mortgage Banking Subsidiary shall be evidenced and governed by the Mortgage Banking Subsidiaries Note held by Agent. At all times the principal amount of the Mortgage Banking Subsidiaries Note held by Agent must equal or exceed the aggregate principal amount of all loans and advances made by the Company to Mortgage Banking Subsidiaries, and upon the request of Agent (but no more frequently than monthly), the Company shall obtain and deliver to the Agent specific written acknowledgments from each of the Mortgage Banking Subsidiaries to the effect that loans and advances theretofore made by the Company to the Mortgage Banking Subsidiaries are evidenced by the Mortgage Banking Subsidiaries Note. In the event that after the Agreement Date the Borrower organizes or acquires any Mortgage Banking Subsidiary, such Mortgage Banking Subsidiary shall, upon such organization or acquisition, join in and become a maker of a replacement Mortgage Banking Subsidiaries Note, such new Mortgage Banking Subsidiaries Note shall be deposited with the Agent pursuant to this Section 6.09, and all references in this Agreement to Mortgage Banking Subsidiaries shall thereafter be deemed references to all such Mortgage Banking Subsidiaries.

      SECTION 6.10. USE OF PROCEEDS. Use the proceeds of the Advances for working capital and general corporate purposes and to finance acquisitions consummated with the prior approval of the Board of Directors of the Person to be acquired.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

      The Borrower covenants and agrees that from the date hereof until payment in full of all the Obligations, unless the Required Lenders otherwise shall consent in writing as provided in Section 13.06 hereof, Borrower will not, either directly or indirectly:

      SECTION 7.01. MINIMUM TANGIBLE NET WORTH. Permit the Tangible Net Worth of the Company at any time to be less than the sum of (a) $300,000,000, (b) an amount equal to 50% of the cumulative amount of positive Consolidated Net Income of the Company and its Subsidiaries for each fiscal quarter of the Company ending after the Closing Date for which the Company and its Subsidiaries, taken as a whole, had Consolidated Net Income, and (c) an amount equal to 75% of the aggregate amount of the increase in the consolidated stockholders' equity of the Company resulting from the issuance of equity Securities of the Company after the Closing Date. For purposes of this Section 7.01, the term "Consolidated Net Income" when used in respect of any period, shall not include any loss for such period.

      SECTION 7.02.     LIMITATION ON INDEBTEDNESS.

            (a) BORROWING BASE LIMITATION. At any time, permit the aggregate outstanding amount of the sum of (i) all outstanding Obligations plus (ii) all other senior unsecured debt of the Borrower to exceed the Borrowing Base at such time (the "Borrowing Base Limitation"); PROVIDED, HOWEVER, that the Borrower shall not be required to comply with the Borrowing Base Limitation if, but only so long as, the Borrower's senior unsecured long-term debt has a Rating of BBB-or higher from S&P OR Baa3 or higher from Moody's.

            (b) MAXIMUM LEVERAGE RATIO. At any time, permit the aggregate outstanding amount of the sum of (i) all outstanding Obligations PLUS (ii) all other Indebtedness of the Borrower, (excluding from such Indebtedness all LNR Loan Guaranties outstanding at any time after the Closing Date and prior to February 28, 1998, but including all LNR Loan Guaranties outstanding on or after such date), PLUS (iii) all LLP Loans LESS (iv) unrestricted cash of the Borrower in excess of $15,000,000, to exceed 240% through November 30, 1997, 225% through November 30, 1999, and 200% thereafter of the sum of (x) the Adjusted Tangible Net Worth and (y) 50% of Subordinated Debt (not to exceed $100,000,000) (the "Maximum Leverage Ratio"); PROVIDED, HOWEVER, that if as of the last day of any quarter (i) the Interest Coverage Ratio as reported pursuant to Section 6.04(k) is less than the Minimum Interest Coverage Ratio, and (ii) the Borrower is not in compliance with the Borrowing Base Limitation (without regard to the proviso contained in Section 7.02(a)), the Maximum Leverage Ratio shall decrease by ten
(10) percentage points for the next succeeding quarter and for each quarter thereafter until Borrower is in compliance with the Minimum Interest Coverage Ratio; PROVIDED FURTHER, however, that if on the last day in any subsequent quarter, Borrower is in compliance with both the Minimum Interest Coverage Ratio and the Borrowing Base Limitation (without regard to the proviso contained in Section 7.02(a)), the Maximum Leverage Ratio shall increase by ten (10) percentage points (but not above 225% through November 30, 1999, and 200% thereafter) for such quarter.

      SECTION 7.03. GUARANTIES. Make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary or Joint Venture) or otherwise assume, guarantee or in any way become contingently liable or responsible for obligations of any other Person, whether by agreement to purchase those obligations of any other Person, or by agreement for the furnishing of funds through the purchase of goods, supplies or services (whether by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the obligations of any other Person, except for: (a) guaranties of obligations of another Borrower issued in the ordinary course of business; (b) the endorsement of negotiable instruments in the ordinary course of business;
(c) guaranties of performance and completion and performance and completion bonds issued in connection with the construction of Real Estate developments owned by the Borrower; (d) guaranties of liabilities incurred by Joint Ventures to which the Borrower or a Joint Venture Subsidiary is a party, PROVIDED that all such guaranties outstanding at any one time (including without limitation Stevenson Ranch Venture L.L.C. and Bressi Ranch), do not exceed the lesser of $60,000,000 or 15% of the Tangible Net Worth, (e) the obligation of the Borrower under the LLP Loans Guaranty; or (f) the LNR Loans Guaranties; PROVIDED, HOWEVER, that the maximum permissible amount of the LNR Loans Guaranties (i) until November 30, 1998, shall be limited to the lesser of Indebtedness of LNR which exists on the Closing Date or $50,000,000, and (ii) from and after November 30, 1998, shall be zero. None of the foregoing clauses, however, shall be deemed to permit the Borrower to guaranty any obligations of the Mortgage Banking Subsidiaries, the Limited Purpose Finance Subsidiaries, STI or the Title Companies, if any such guaranty would cause the Borrower to be in violation of Section 7.02 hereof.

      SECTION 7.04.     SALE OF ASSETS; ACQUISITIONS; MERGER.

      (a) Do either of the following: (i) sell any single asset with a book value of $5,000,000 or more for a sales price which is less than the book value of that asset, or (ii) sell any single asset with a book value of $10,000,000 or more unless such sale is in the ordinary course of business; PROVIDED, HOWEVER, that in no event shall the aggregate sales price of all assets sold or disposed of by the Borrower, other than those sold in the ordinary course of business, exceed $25,000,000 in any single calendar year.

      (b) Do any of the following:

         (i) sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or hereafter acquired) of the Company and the Subsidiaries (on a consolidated basis) except for the sale of inventory in the ordinary course of business;

        (ii) except as contemplated by the Reorganization Documents, merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it;

       (iii) dissolve, liquidate or wind up its business by operation of law or otherwise; or

       (iv) except as contemplated by the Reorganization Documents, distribute to the stockholders of the Company any Securities of any Subsidiary;

PROVIDED, HOWEVER, that any Subsidiary or any other Person may merge into or consolidate with or may dissolve and liquidate into any Borrower, if (and only if), (1) in the case of a merger or consolidation, a Borrower is the surviving Person, (2) in the case of a merger or consolidation involving the Company, the Company is the surviving Person, (3) the character of the business of the Company and the Subsidiaries on a consolidated basis will not be materially changed by such occurrence, and (4) such occurrence shall not constitute or give rise to an Event of Default or Unma-tured Default or a default in respect of any of the covenants contained in any agreement to which the Company or such Subsidiary is a party or by which its property may be bound.

      (c) Acquire another Person unless (i) such Person is involved in the acquisition, development, management, rental and/or sale of real estate assets and/or the provision of financial services as its primary business and (ii) the board of directors or other governing body of such Person approves such acquisition.

      Nothing contained in this Section 7.04, however, shall restrict any sale of assets between the entities comprising the Borrower which is in compliance with all other provisions of this Agreement.

      SECTION 7.05. INVESTMENTS. Purchase or otherwise acquire, hold or invest in the Securities (whether Capital Stock or instruments evidencing debt) of, make loans or advances to, enter into any arrangements for the purpose of providing funds or credit to, or make any Equity Investment in, any Person which is not either a Borrower on the Closing Date or a Subsidiary which becomes a Borrower upon the making of the investment, except for: (i) (A) Investments in or loans or advances to Joint Ventures (other than its investment in LLP but including Investments in the Mortgage Banking Subsidiaries) to which the Borrower or a Subsidiary is a party; and (B) Investments in or loans or advances to STI, Limited Purpose Finance Subsidiaries and the Title Companies, PROVIDED that (1) the aggregate of all such Investments, loans and advances outstanding at any time in (A) and (B) do not exceed 25% of the Tangible Net Worth and (2) with respect to Investments in, or loans and advances to each Joint Venture Subsidiary (other than LLP Partner) which is not a Borrower or a Subsidiary Guarantor, all of the issued and outstanding equity Securities of such Joint Venture Subsidiary shall have been pledged to the Agent pursuant to the terms and provisions of the Pledge Agreement and such pledge shall not be prohibited by, or result in a breach or violation of, any agreement, indenture or other instrument to which the Company or any Subsidiary is a party or is bound; and
(ii) (A) purchases of direct obligations of the government of the United States of America, or any agency thereof, or obligations unconditionally guaranteed by the United States of America; (B) certificates of deposit of any bank organized or licensed to conduct a banking business under the laws of the United States or any state thereof having capital, surplus and undivided profits of not less than $100,000,000; (C) Investments in commercial paper which, at the time of acquisition by the Borrower, is accorded an "A" or equivalent rating by any of the Rating Agencies or any other nationally recognized credit rating agency of similar standing; (D) investments in publicly traded, readily marketable securities, traded on a recognized national exchange or over-the-counter; and
(E) loans or advances by the Borrower to, or Securities or Indebtedness of, a real estate or homebuilding company to be acquired by the Borrower for the purpose of obtaining control of specific homebuilding assets of that homebuilding company, PROVIDED, HOWEVER, that such loans, advances or Indebtedness are secured by Mortgages, land, homes under construction and/or homes inventory of such real estate or homebuilding company.

      SECTION 7.06. DISPOSITION, ENCUMBRANCE OR ISSUANCE OF CERTAIN Stock. Sell, transfer or otherwise dispose of, or pledge, grant a security interest, equity interest or other beneficial interest in or otherwise encumber any of the outstanding shares of Capital Stock of any Mortgage Banking

Subsidiary, or permit any Mortgage Banking Subsidiary to sell, issue or otherwise transfer any shares of its Capital Stock to any Person other than the Borrower.

      SECTION 7.07. SUBORDINATED DEBT. Directly or indirectly make any payment of principal or interest with respect to any Subordinated Debt prior to the date the same is due, or amend or modify the terms of any Subordinated Debt except for extensions of the due date thereof, or directly or indirectly redeem, retire, defease, purchase, retire or otherwise acquire any Subordinated Debt.

      SECTION 7.08. HOUSING UNIT. Permit the total number of Housing Units owned by the Borrower, including Housing Units under construction, but excluding model housing units and Housing Units Under Contract, at any time to exceed 35% of the total number of Housing Unit Closings during the immediately preceding 12-month period; PROVIDED, HOWEVER, that the total number of Housing Unit Closings during the twelve-month period immediately preceding the Closing Date shall include Housing Unit Closings of Greystone during such period.

      SECTION 7.09. CONSTRUCTION IN PROGRESS. Cause, suffer or permit to exist any Mortgage, security interest or other encumbrance to secure Indebtedness on any Housing Unit or other building or structure (including, without limitation, any asset reported as "Construction in Progress" in the financial statements of the Borrower) that is under construction on any land owned or leased by the Borrower; PROVIDED, HOWEVER, that the Borrower may cause, suffer or permit to exist purchase money Mortgages having an aggregate outstanding principal balance not exceeding $10,000,000 at any time on assets so reported as "Construction in Progress".

      SECTION 7.10. NO MARGIN STOCK. Use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in Regulation U).

      SECTION 7.11. MORTGAGE BANKING SUBSIDIARIES' CAPITAL RATIO. Permit the "Mortgage Banking Subsidiaries' Capital Ratio" to exceed, at any time, eight (8) to one (1). As used in this Section 7.11, the term "Mortgage Banking Subsidiaries' Capital Ratio" shall mean the ratio of the combined total Indebtedness of the Mortgage Banking Subsidiaries to Adjusted Net Worth (as defined in Section 7.14 below).

      SECTION 7.12. TRANSACTIONS WITH AFFILIATES. Enter into any transaction (including, without limitation, the purchase or sale of any property or service) with, or make any payment or transfer to, any Affiliate, except in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or a Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms'-length transaction.

      SECTION 7.13. RESTRICTIONS ON ADVANCES TO MORTGAGE BANKING SUBSIDIARIES. Subject to Section 7.05, (i) Permit any loan or advance to be made by the Borrower to a Mortgage Banking Subsidiary except for loans and advances from the Company to the Mortgage Banking Subsidiaries which are made under, and evidenced by, the Mortgage Banking Subsidiaries Note that is in the possession of Agent and for which the Company shall have obtained a written acknowledgment from each Mortgage Banking Subsidiary that the same are evidenced and governed by the Mortgage Banking Subsidiaries Note; (ii) permit the aggregate amount of all loans and advances made by the Company to any Mortgage Banking Subsidiary outstanding at any time to exceed the sum of (a) the net carrying value of all mortgage loans held by such Mortgage Banking Subsidiary, less the aggregate principal amount of all promissory notes payable by such Mortgage Banking Subsidiary to banks or other lenders, and less the aggregate principal amount of all mortgage loans held for sale by such Mortgage Banking Subsidiaries which are pledged, assigned or otherwise encumbered, to the extent that said aggregate amount exceeds the aggregate principal amount of notes payable by such Mortgage Banking Subsidiary to banks or other lenders, and
(b) 1.5% of the principal amount of all mortgages serviced by such Mortgage Banking Subsidiary, less any loans or other financing to such Mortgage Banking Subsidiary associated with the servicing portfolio (exclusive of those amounts deducted in the calculation required under clause (a) above) if, and to the extent that, the servicing rights with respect to such mortgages are not subject to any Lien; (iii) assign, transfer, pledge, hypothecate or encumber in any way the Mortgage Banking Subsidiaries Note, any interest therein or any sums due or to become due thereunder; (iv) modify, amend, extend or in any way change the terms of the Mortgage Banking Subsidiaries Note; (v) make any principal advances to any Mortgage Banking Subsidiary, under the Mortgage Banking Subsidiaries Note or otherwise, at any time after the Agent has been granted a security interest in the Mortgage Banking Subsidiaries Note except to the extent of any principal prepayments under the Mortgage Banking Subsidiaries Note in excess of the mandatory principal payments required thereunder; or (vi) permit a Mortgage Banking Subsidiary to enter into any agreement or agreements which (a) in any way restrict the payment of dividends by such Mortgage Banking Subsidiary or (b) individually, or in the aggregate, impose any restriction on the repayment of any indebtedness of a Mortgage Banking Subsidiary to any Person (including, without limitation, the indebtedness payable under the Mortgage Banking Subsidiaries Note) other than a restriction on the payment of the last $5,000,000 of principal indebtedness of UAMC (i.e., such permitted restriction shall be applicable only after the aggregate principal amount of indebtedness owed by UAMC to any Person shall be less than or equal to $5,000,000).

      SECTION 7.14. ADJUSTED NET WORTH OF MORTGAGE BANKING SUBSIDIARIES. Permit the Consolidated Tangible Net Worth of the Mortgage Banking Subsidiaries at any time to be less than $30,000,000. For purposes of this Section 7.14, the term "Consolidated Tangible Net Worth" shall mean, as of any date of determination thereof, the net worth of the Mortgage Banking Subsidiaries on a consolidated basis as determined in accordance with GAAP (including Capitalized Mortgage Servicing) less the book value of any assets of the Mortgage Banking Subsidiaries which would be treated as intangibles under GAAP including, without limitation, goodwill, research and development costs, trademarks, trade names, copyrights, patents and unamortized debt discount and expenses and the term "Capitalized Mortgage Servicing" shall mean, as of any date, the sum of UAMC's
(i) purchased mortgage servicing rights, (ii) originated mortgage servicing rights that are then included in UAMC's capital assets and (iii) excess servicing, net of any amortization or write-downs with respect thereto, all as determined in accordance with GAAP.

      SECTION 7.15. INVESTMENTS IN LAND. At any time, permit the Borrower's investment in improved and unimproved land and investments in and advances to LLP to exceed the sum of 100% of Net Worth PLUS 50% of all Subordinated Debt at such time LESS all goodwill and other assets that are properly classified as "intangible assets" in accordance with GAAP and which are acquired after the Closing Date and are owned by the Borrower at such time.

      SECTION 7.16. LIENS AND ENCUMBRANCES.

      (a) NEGATIVE PLEDGE. Grant any Liens on any of its rights, properties or assets other than Permitted Liens.

      (b) NO AGREEMENT FOR NEGATIVE PLEDGE. Agree with any third party not to create, assume or suffer to exist any Lien securing a charge or obligation on or of any of its property, real or personal, whether now owned or hereafter acquired.

      SECTION 7.17. REORGANIZATION DOCUMENTS. Enter into or agree to any amendment or modification of the Merger Agreement, the Spin-Off Agreement or the LLP Partnership Agreement, or waive or release any material rights or benefits of the Company thereunder.

      SECTION 7.18. INVESTMENTS IN MARLBOROUGH SUBSIDIARIES. Make any further Investment in any of the Marlborough Subsidiaries.

                                  ARTICLE VIII

                                   COLLATERAL

      SECTION 8.01. SECURITY FOR OBLIGATIONS. Upon the request of the Agent (which may not be made without the prior written or telegraphic consent from the Required Lenders and which shall be made upon the written or telegraphic request of the Required Lenders), the Borrower shall grant the Agent, on behalf of the Lenders, as security for the payment in full of all the Obligations, a first lien and security interest in the Mortgage Banking Subsidiaries Note. Notwithstanding anything to the contrary provided in this Agreement, the Borrower agrees that the security agreement relating to the Mortgage Banking Subsidiaries Note shall require all principal payments payable under the Mortgage Banking Subsidiaries Note to be made directly to the Agent and applied to the principal outstanding under the Notes as required under Section 2.02.

      SECTION 8.02. COLLATERAL DOCUMENTATION. If and when the Borrower is required to grant the Agent a security interest in the Mortgage Banking Subsidiaries Note pursuant to the foregoing provisions of this Article VIII, the Borrower shall deliver to the Agent:

         (i) a duly executed pledge and security agreement, in form and substance satisfactory to the Agent, granting the Agent on behalf of the Lenders, a first lien on, and security interest in, the Mortgage Banking Subsidiaries Note;

        (ii) an endorsement or allonge to the Mortgage Banking Subsidiaries Note, in form and substance satisfactory to the Agent, transferring the Mortgage Banking Subsidiaries Note to the Agent on behalf of the Lenders; and

       (iii) a written acknowledgment from the Company that the Agent holds the Mortgage Banking Subsidiaries Note as Collateral for the Obligations.

All the foregoing documents shall be delivered to the Agent on or before the date that the Borrower is required to grant the Agent the security interest in the Mortgage Banking Subsidiaries Note. All of the documentation and other items required under this Section 8.02 must be fully satisfactory, both in form and substance, to the Agent. In addition to the foregoing, the Borrower shall, at the request of the Agent, execute and deliver to the Agent such assignments, pledges, financing statements and other documents, and cause to be done such further acts, all as the Agent from time to time may deem necessary or appropriate to evidence, confirm, perfect or protect any security interest required to be granted to the Agent hereunder.

      SECTION 8.03. POWERS AND DUTIES OF THE BORROWER WITH RESPECT TO THE
                    COLLATERAL.

      (a) Subject to the provisions of this Agreement, so long as no Event of Default shall have occurred and be continuing, the Borrower shall have the right to deal with, manage and administer the Collateral and to collect and use the proceeds thereof in such manner as it shall deem appropriate (subject to the provisions of Section 2.02).

      (b) Unless the Borrower shall have been notified, pursuant to Section 9.03 hereof, that it has been discharged from its right to deal with, manage and administer all items of the Collateral, the Borrower shall, subject to the provisions of this Agreement, manage and administer all the Collateral in such manner as they shall deem appropriate, without charge to the Lenders; PROVIDED, HOWEVER, that the Borrower shall remain fully responsible for all its obligations as owner, creditor or otherwise with respect to the Collateral.

      SECTION 8.04. POWER OF ATTORNEY. With respect to the Collateral which the Agent may from time to time hold and/or be entitled to obtain hereunder, the Agent hereby is irrevocably appointed by the Borrower as Borrower's true and lawful attorney-in-fact with full power, from time to time upon the occurrence and during the continuance of an Event of Default, to (i) take possession of and endorse in Borrower's name any pledges, assignments and other documents and any notes, checks, drafts, bills of exchange, money orders and any other documents received in payment for or on account of those assets and properties, (ii) to collect, sue for and give acquittance for moneys due on account of those assets and properties, (ii) to withdraw any claims, suits or proceedings pertaining to or arising out of those assets and properties. The foregoing appointment is with full power of substitution and is coupled with an interest. The Agent shall not be liable for any failure to collect or enforce the payment of any of those assets and properties.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

      SECTION 9.01. EVENTS OF DEFAULT. The occurrence of any one or more of the following Events shall constitute an "Event of Default":

      (a) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary Guarantor to the Lenders or the Agent under or in connection with this Agreement or any Loan Document shall be false or misleading in any material respect when made;

      (b) any report, certificate, financial statement or other document or instrument furnished in connection with this Agreement or the Loans hereunder shall be false or misleading in any material respect when furnished;

      (c) default shall be made in the payment of (i) the principal of any of the Notes when and as due and payable, or (ii) the interest on any of the Notes, any fees or any other sums due pursuant to Article II, which default continues for five days after the same becomes due and payable;

      (d) default shall be made with respect to any Indebtedness or Contingent Obligations of the Borrower or any Subsidiary Guarantor (other than the Indebtedness evidenced by the Notes), or in any net liabilities under interest rate swap, exchange or cap agreements, beyond any applicable period of grace, or default shall be made with respect to the performance of any other obligation incurred in connection with any such Indebtedness or liabilities beyond any applicable period of grace, or default shall be made with respect to any other liability of $100,000 or more, if the effect of any such default is to accelerate the maturity of such Indebtedness or liability or to cause any other liability to become due prior to its stated maturity, or any such Indebtedness or liability shall not be paid when due and such default shall not have been remedied or cured by the Borrower or such Subsidiary Guarantor or waived by the obligor;

      (e) default shall be made in the due observance or performance of any of the provisions of Article VII or Article VIII of this Agreement;

      (f) default shall be made in the due observance or performance of any other covenant, agreement or condition on the part of the Borrower or any Subsidiary Guarantor to be performed under or in connection with this Agreement or any Loan Document, and such default shall have continued for a period of 30 days after the occurrence thereof;

      (g) the Borrower or any Subsidiary Guarantor shall (i) petition or apply for, seek, consent to, or acquiesce in, the appointment of a receiver, trustee, examiner, custodian, liquidator or similar official of the Borrower or any Subsidiary Guarantor or any of its properties or assets, (ii) be unable, or admit in writing its inability, to pay its debts as they mature, (iii) make a general assignment for the benefit of or a composition with its creditors, (iv) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (v) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect, or file a petition or an answer seeking dissolution, winding up, liquidation or reorganization or an arrangement with creditors or a composition of its debts or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation law or statute or other statute or law for the relief of debtors, or file any answer admitting the material allegations of a petition filed against it in any proceeding under such law, or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, or if corporate or other action shall be taken by the Borrower or such Subsidiary Guarantor for the purpose of effecting any of the foregoing, or (vi) fail to contest in good faith any appointment or proceeding described in Section 9.01(h);

      (h) an order, judgment, or decree shall be entered without the application, approval, or consent of the Borrower or any Subsidiary Guarantor by any court of competent jurisdiction appointing a receiver, trustee or liquidator of the Borrower or any Subsidiary Guarantor or a proceeding described in Section 9.01(g) shall be instituted against the Borrower or any Subsidiary Guarantor, and such appointment shall continue undischarged or such proceeding continues undismissed or unstayed for any period of 45 days;

      (i) final judgment for the payment of money in excess of $250,000 shall be rendered against the Borrower or any Subsidiary Guarantor and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed;

      (j) final judgment(s) for the payment of money in excess of an aggregate of $250,000 shall be rendered against the Borrower (or any of them) or any Subsidiary Guarantor after the Closing Date and shall remain undischarged and unstayed for a period of ten days;

      (k) there shall occur any Event or Events which, individually or in the aggregate, shall be deemed by the Required Lenders to have had a Material Adverse Effect;

      (l) The Borrower or any Subsidiary Guarantor shall be the subject of any proceeding or investigation pertaining to the release by the Borrower or any Subsidiary Guarantor, any of its Subsidiaries or any other Person of any Hazardous Substance into the environment, or any violation of any Environmental Law or any federal, state or local health or safety law or regulation, which, in either case, could reasonably be expected to have a Material Adverse Effect;

      (m) The occurrence of any "default", as defined in any Facility B Loan Document (other than this Agreement or the Notes) or the breach of any of the terms or provisions of any Facility B

Loan Document (other than this Agreement or the Facility B Notes), which default or breach continues beyond any period of grace therein provided;

      (n) An Event of Default (as such term is defined in the LLP Credit Agreement) shall occur; or

      (o) An Event of Default (as such term is defined in the Facility A Credit Agreement) shall occur.

       SECTION 9.02. ACCELERATION. If any Event of Default described in subsection 9.01(g) or (h) occurs the obligations of the Lenders to make Loans hereunder shall automatically terminate and the Facility B Obligations shall immediately become due and payable without any election or action on the part of the Agent or any Lender. If any other Event of Default occurs and is continuing, the Required Lenders may terminate or suspend the obligations of the Lenders to make Loans hereunder, or declare the Facility B Obligations to be due and payable, or both, whereupon the Facility B Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

      If, within 30 days after acceleration of the maturity of the Facility B Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Event of Default (other than any Event of Default as described in subsection 9.01 (g) or (h) with respect to the Borrower) and before any judgment or decree for the payment of the Facility B Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

      SECTION 9.03. RIGHTS AS TO COLLATERAL.

      (a) If, on the Facility B Maturity Date, the Borrower shall not have paid in full all the Facility B Obligations which are due and payable on such Facility B Maturity Date, the Agent, at the direction of the Required Lenders, shall take (and/or shall cause one or more of its designees to take) any or all of the following actions, after giving at least three Business Days' (which notice period the Borrower acknowledges to be adequate and reasonable) written notice to the Borrower (a single such notice being sufficient to entitle the Agent to take one or more of the actions described below):

         (i) prohibit the Borrower from taking any action otherwise permitted by
      Section 8.03(a) hereof, and/or discharge the Borrower from their right to manage and administer the items of Collateral as provided in Section 8.03(b) hereof;

        (ii) notify the obligors or other parties interested in any item of the Collateral of the interest of the Lenders therein and of any action proposed to be taken with respect thereto, and inform any of those parties that all payments otherwise payable to the Borrower with respect thereto thereafter shall be made to the Agent until all the Facility B Obligations have been paid in full;

       (iii) receive and retain all payments and all other distributions of any kind with respect to any and all of the Collateral;

        (iv) exercise any rights of voting or consent pertaining to any item of Collateral to the same extent as if the Agent were the outright owner thereof for the benefit of the Lenders, or cause any item of the Collateral to be transferred to its own name and have such transfer recorded in any place or places deemed appropriate by the Agent;

         (v) deal with the Collateral in all respects as if it were the outright owner thereof for the benefit of the Lenders;

        (vi) take such action as directed by the Required Lenders with respect to the sale, assignment and delivery of the whole of, or from time to time any one or more items of, the Collateral, including, without limitation: to sell, assign and deliver the whole of, or from time to time any part of, the Collateral at any broker's board or at any private sale or at public auction, with or without demand on the Borrower or advertisement of the time or place of sale or adjournment thereof or otherwise, for cash, for credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Required Lenders in their discretion may determine, and the Agent or any of the other Lenders may bid for and purchase the whole or any one or more items of the Collateral so sold free from any right or equity of redemption; to adjourn any such sale or cause the same to be adjourned from time to time to a subsequent time and place announced at the time and place fixed for the sale; and to carry out any agreement to sell any item or items of Collateral in accordance with the terms of such agreement, notwithstanding that after the Agent shall have entered into such agreement, all the Facility B Obligations may have been paid in full; and

       (vii) in addition to, and not by way of limitation of, any of the rights specified above, exercise any and all rights and remedies afforded to it, as a secured party in possession of collateral or otherwise, under any and all applicable provisions of laws.

      (b) The Agent, any Person designated by the Agent to take any of the action as enumerated in subsection (a) above, any of the Lenders, and their respective officers, directors, employees, agents and counsel shall not incur any liability (other than for acts or omissions amounting to gross negligence or willful misconduct) as a result of the sale of the Collateral, or any part thereof, in a commercially reasonable manner in accordance with the provisions of subsection (a)(vi) above or of applicable law, or for the failure to sell or offer for sale the Collateral, for any reason whatsoever. The Borrower waives any claims (other than those attributable to acts or omissions amounting to gross negligence or willful misconduct) against the Agent, any Person designated by the Agent to take any action, the Lenders, and their respective officers, directors, employees, agents and counsel arising with respect to the price at which the Collateral, or any part thereof, may have been sold or by reason of the fact that such price was less than the aggregate of all the Obligations, PROVIDED that all such sales have been effected in a commercially reasonable manner.

      (c) The Agent shall collect the cash proceeds received from any sale or other disposition or from any other source contemplated by subsection (a) above and, after deducting all costs and expenses incurred by the Agent, any person designated by the Agent to take any of the actions enumerated in subsection (a) above, and the Lenders (other than in connection with the purchase by any of the Lenders of any item of the Collateral) in connection with such collection and sale (including, without limitation, reasonable counsel fees and expenses), shall apply the same in accordance with the provisions of Section 9.04 below. Noncash proceeds received by the Agent shall be held by it, unless and until instructions are received from the Required Lenders to distribute those proceeds. Upon any such distribution in the order set forth in Section 9.04 below, the Facility B Obligations shall be reduced by the fair market value of any such noncash proceeds.

      (d) If the amount of all proceeds received in liquidation of the Collateral which shall be applied to payment of the Obligations shall be insufficient to pay all the Obligations in full, the Borrower acknowledges that it shall continue to remain liable for any deficiency, together with any interest thereon and costs of collection thereof (including reasonable counsel fees and legal expenses), in accordance with the terms of this Agreement and the other Facility B Loan Documents and the Facility A Credit Agreement and the other Facility A Loan Documents. The Agent shall account to the Borrower as to all applications of the proceeds of the Collateral in reduction of the Obligations.

      (e) Notwithstanding the foregoing, none of the provisions of this Section
9.03 shall confer on the Agent or any of the Lenders any rights or privileges not permissible under applicable law; PROVIDED, HOWEVER, that to the extent the Borrower may waive any provisions of applicable law which would or could be in conflict with the terms of this Section 9.03, the Borrower hereby expressly waives the application of any such laws and provisions.

      (f) In connection with the foregoing provisions of this Section 9.03, the Borrower from time to time promptly shall execute and deliver, or cause to be executed and delivered, to the Agent such reasonable documents and instruments, and take or cause to be taken other reasonable and lawful action, as the Agent reasonably shall deem necessary or desirable to enable it to exercise any of the rights with respect to the Collateral granted to it pursuant to this Section 9.03.

      SECTION 9.04. APPLICATION OF FUNDS. In the event that all the Facility B Obligations shall have become or been declared due and payable pursuant to the terms of Section 9.02 hereof, the Lenders agree, by and among themselves (and, with respect to subsection (f) below, with the Borrower), that any funds received from or on behalf of the Borrower (pursuant to the provisions of Section 9.03 or otherwise) by the Agent or any of the Lenders (except funds retained by any Lender pursuant to the terms of Section 11.01 hereof) shall be remitted to the Agent, if received by any Lender, and applied by the Agent (in the case of subsections (c), (d) and (e) below), on a pro rata basis among the Lenders in accordance with their respective percentages of the Loans outstanding at the time of such declaration in the following manner and order:

      (a) first, to pay to or reimburse the Agent for any out-of-pocket expenses for which it is entitled to be paid or reimbursed pursuant to the provisions of
Section 13.03 hereof;

      (b) second, to reimburse any of the Lenders pursuant to the provisions of
Section 13.03 hereof;

      (c) third, to payment of accrued and unpaid interest due on the Notes;

      (d) fourth, to payment of the outstanding principal of the Notes;

      (e) fifth, to payment in full of all the remaining Obligations; and

      (f) sixth, any remainder shall be returned to the Borrower or as otherwise required by applicable law.

                                    ARTICLE X

                                    THE AGENT

      SECTION 10.01. APPOINTMENT. The First National Bank of Chicago is hereby appointed Agent hereunder and under each other Loan Document and, subject to the provisions of Section 10.13 below, each of the Lenders irrevocably authorizes the Agent to act as the agent of such Lender. The Agent agrees to act as such upon the express conditions contained in this Article X. The Agent shall not have a fiduciary relationship in respect of any Lender by reason of this Agreement. NationsBank, N.A. is hereby appointed to act as Syndication Agent, Credit Lyonnais Atlanta Agency is hereby appointed as Documentation Agent hereunder, Bank of America National Trust & Savings Association and Comerica Bank are hereby appointed as Managing Agents, and Fleet National Bank and Guaranty Federal Bank, F.S.B. are hereby appointed as Co-Agents. Neither the Syndication Agent, the Documentation Agent, the Managing Agents nor the Co-Agents shall have any right, power, obligation, liability, responsibility or duty under this Agreement in such capacity.

      SECTION 10.02. POWERS. The Agent shall have and may exercise such powers under the Facility B Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Facility B Loan Documents to be taken by the Agent.

      SECTION 10.03. GENERAL IMMUNITY. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

      SECTION 10.04. NO RESPONSIBILITY FOR LOANS, RECITALS, ETC. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document; (iii) the satisfaction of any condition specified in Article V, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness (except its own due execution thereof) of any Loan Document or any other instrument or writing furnished in connection therewith. Further, the Agent assumes no obligation to any other Lender as to the collectibility of any Loans made by any Lender to the Borrower. Each Lender expressly acknowledges that the Agent has not made any representations or warranties to it on or prior to the date hereof and that no act by the Agent hereafter taken shall be deemed to constitute any representation or warranty by the Agent to any other Lender. Each Lender acknowledges that it has taken and will take such action and make such investigation as it deems necessary to inform itself as to the affairs and creditworthiness of the Borrower.

      SECTION 10.05. EMPLOYMENT OF AGENTS AND COUNSEL. The Agent may execute any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

      SECTION 10.06. RELIANCE ON DOCUMENTS; COUNSEL. The Agent shall not be under a duty to examine into or pass upon the validity, effectiveness, genuineness or value of this Agreement, the Notes or any other document furnished pursuant hereto or thereto or in connection herewith, and the Agent shall be entitled to assume that the same are valid, effective and genuine and what they purport to be. The Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent. The Agent shall not be liable for any action taken or suffered in good faith by it based on or in accordance with any of the foregoing.

      SECTION 10.07. NO WAIVER OF RIGHTS. With respect to its Facility B Commitment, Loans made by it and the Facility B Notes issued to it, the Agent shall have the same rights and powers hereunder and under any other Facility B Loan Document as any Lender or Issuer and may exercise the same as though it was not the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to and issue letters of credit for the account of, and generally engage in any kind of business with the Borrower or its Affiliates (including, without limitation, trust, debt, equity and other transactions) in addition to the transaction contemplated by this Agreement or any other Facility B Loan Document; it being expressly understood and agreed that neither the Agent nor any other Lender shall be deemed by the execution hereof to have waived any rights under any term loan or other agreement with the Borrower relating to any other business or loans to the Borrower which are not a part of the Aggregate Facility B Commitment under this Agreement. Without limiting the generality of the foregoing, each of the Lenders acknowledges and consents to First Chicago acting as Agent under the Facility A Credit Agreement and the LLP Credit Agreement and the other Facility B Loan Documents referred to in such agreements.

      SECTION 10.08. KNOWLEDGE OF EVENT OF DEFAULT. It is expressly understood and agreed that the Agent shall be entitled to assume that no Event of Default or Unmatured Default has occurred and is continuing, unless the officers of the Agent active on the Borrower's account have actual knowledge of such occurrence or have been notified by a Lender that such Lender considers that an Event of Default or Unmatured Default has occurred and is continuing and specifying the nature thereof.

      SECTION 10.09. AGENT'S REIMBURSEMENT AND INDEMNIFICATION. The Lenders agree to reimburse and indemnify the Agent ratably in accordance with their respective Pro Rata Shares (i) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Facility B Loan Documents, (ii) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Facility B Loan Documents and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Facility B Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, PROVIDED that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent.

      SECTION 10.10. NOTICES TO THE BORROWER. In each instance that a notice is required, pursuant to the terms hereof, to be given by one or more of the Lenders to the Borrower, the Lenders desiring that such notice be given shall so advise the Agent (which advice, if given by telephone, shall be promptly confirmed by telex or letter to the Agent at its address listed in the signature pages hereto), which shall transmit such notice to the Borrower promptly after its having been so advised by the appropriate number of Lenders; PROVIDED, HOWEVER, that subject to the provisions of Section 10.14 hereof, if the Agent shall fail to transmit such notice to the Borrower within a reasonable period of time after its having been so advised by the appropriate number of Lenders, the Lenders desiring that such notice be given may transmit such notice directly to the Borrower and in all cases, notice to the Borrower shall be deemed notice to the Subsidiary Guarantors.

      SECTION 10.11. ACTION ON INSTRUCTIONS OF LENDERS. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Facility B Loan Document in accordance with written instructions signed by the Required Lenders, or all of the Lenders, as the case may be, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Facility B Notes. Except where an action or inaction is expressly required under the Agreement, the Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Facility B Loan Document or the Facility A Loan Documents unless it shall first be indemnified to its satisfaction by the Lenders in accordance with their respective Pro Rata Shares, against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

      SECTION 10.12. LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Facility B Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Facility B Loan Documents.

      SECTION 10.13. RESIGNATION OR REMOVAL OF THE AGENT. If, at any time, Lenders holding Notes having aggregate outstanding principal balances equal to at least 75% of the then outstanding amount of the Aggregate Facility B Commitment (excluding from such computation the Agent and its Notes) shall deem it advisable, those Lenders may submit to the Agent notification by certified mail, return receipt requested of its removal as Agent under this Agreement, which removal shall be effective as of the date of receipt of such notice by the Agent. If, at any time, the Agent shall deem it advisable, in its sole discretion, it may submit to each of the Lenders written notification, by certified mail, return receipt requested, of its resignation as Agent under this Agreement, which resignation shall be effective as of 30 days after the date of such notice. In the event of any such removal or resignation, the Required Lenders may appoint a successor to the Agent. In the event the Agent shall have resigned and/or have been removed and so long as no successor shall have been appointed, the Borrower shall make all payments due each Lender hereunder directly to that Lender and all powers specifically delegated to the Agent by the terms hereof may be exercised by the Required Lenders. Upon the removal or resignation of the Agent, the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Facility B Loan Documents. After the removal or resignation of the Agent, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken while it was acting as the Agent hereunder and under the other Facility B Loan Documents.

      SECTION 10.14. BENEFITS OF ARTICLE X. None of the provisions of this
Article X shall inure to the benefit of the Borrower or of any Person other than Agent and each of the Lenders and their respective successors and permitted assigns. Accordingly, neither the Borrower nor any Person other than Agent and the Lenders (and their respective successors and permitted assigns) shall be entitled to rely upon, or to raise as a defense, the failure of the Agent or any Lenders to comply with the provisions of this Article X.

                                   ARTICLE XI

                            SETOFF; RATABLE PAYMENTS

      SECTION 11.01. SETOFF. In addition to, and without limitation of, any rights of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Event of Default or Unmatured Default occurs, any indebtedness from any Lender to the Borrower (including all account balances, whether provisional or final and whether or not collected or available) may be offset and applied toward the payment of the Facility B Obligations owing to such Lender, whether or not the Facility B Obligations, or any part hereof, shall then be due. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of any such set-off and application. The rights of each Lender under this Section 11.01 are in addition to any other rights and remedies which that Lender may have under this Agreement or otherwise.

      SECTION 11.02. RATABLE PAYMENTS. If any Lender, whether by setoff or otherwise, has payment made to it upon any of its Loans (other than payments received pursuant to Sections 3.01, 3.02 or 3.04) in a greater proportion than that received by any other Lender with respect to Loans, such Lender agrees, promptly upon demand, to purchase a portion of such Loans held by the other Lenders so that after such purchase each Lender will hold its Pro Rata Share of all Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in accordance with their respective Pro Rata Shares. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

                                   ARTICLE XII

               BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

      SECTION 12.01. SUCCESSORS AND PERMITTED ASSIGNS. The terms and provisions of the Facility B Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and permitted assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Facility B Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 12.03. Notwithstanding clause (ii) of this Section, any Lender may at any time, without the consent of the Borrower or the Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; PROVIDED, HOWEVER, that no such assignment shall release the transferor Lender from its obligations hereunder. The Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 12.03 in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Facility B Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor. A Lender may not assign less than the lesser of its Commitment or $10,000,000.

      SECTION 12.02. PARTICIPATIONS.

      (a) PERMITTED PARTICIPANTS; EFFECT. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender under the Facility B Loan Documents; PROVIDED that any such sale is accompanied by the assignment to the same Participant of a Pro Rata Share of the selling Lender's interest under the Facility A Credit Agreement and the other Facility A Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Facility B Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Facility B Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Facility B Loan Documents.

      (b) VOTING RIGHTS. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Facility B Loan Documents other than any amendment, modification or waiver with respect to any Loan, Facility Letter of Credit Obligations or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan, Facility Letter of Credit Obligations or Commitment, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan or Commitment, releases any guarantor of any such Loan, Facility Letter of Credit Obligations or releases any substantial portion of collateral, if any, securing any such Loan or Facility Letter of Credit Obligations.

      (c) BENEFIT OF SETOFF. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in Section 11.01 in respect of its participating interest in amounts owing under the Facility B Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Facility B Loan Documents, PROVIDED that each Lender shall retain the right of setoff provided in Section 11.01 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.01, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section
11.02 as if each Participant were a Lender.

      SECTION 12.03. ASSIGNMENTS.

      (a) PERMITTED ASSIGNMENTS. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Facility B Loan Documents; PROVIDED that (i) any such assignment shall be accompanied by the assignment to the same Purchaser of a Pro Rata Share of the assigning Lender's rights and obligations under the Facility A Credit Agreement and the other Facility A Loan Documents and (ii) such assignment may, but need not, include rights of such transferor Lender in respect of its outstanding Competitive Bid Loans. Such assignment shall be substantially in the form of Exhibit C hereto. Unless an Event of Default has occurred and is continuing, the consent of the Borrower and the Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof. Such consent shall be substantially in the form attached as Exhibit C-2 hereto and shall not be unreasonably withheld.

      (b) EFFECT; EFFECTIVE DATE. Upon (i) delivery to the Agent of a notice of assignment, substantially in the form attached as Exhibit C-1 hereto (a "Notice of Assignment"), together with any consents required by Section 12.03(a), and
(ii) payment of a $4,000 fee to the Agent for processing such assignment (provided that no such fee shall be required if the assignee is an Affiliate of assignor Lender or if the assignee is already a Lender hereunder), such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Facility B Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 12.03(b), the transferor Lender, the Agent and the Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Commitment, as adjusted pursuant to such assignment.

      (c) DISSEMINATION OF INFORMATION. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Facility B Loan Documents by operation of law (each a "Transferee") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries.

      (d) TAX TREATMENT. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 2.18.

                                  ARTICLE XIII

                                  MISCELLANEOUS

      SECTION 13.01. NOTICE.

      (a) Except as otherwise permitted by Section 2.11 with respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by telex or by facsimile and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received (or when delivery is refused); any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes and facsimile confirmation in the case of a facsimile).

      (b) The Borrower, the Agent and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

      SECTION 13.02. SURVIVAL OF REPRESENTATIONS. All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by the Lenders of any Loans herein contemplated and the execution and delivery to the Lenders of the Notes evidencing the Commitments, and shall continue in full force and effect until all of the Obligations have been paid in full and the Aggregate Facility B Commitment has been terminated.

      SECTION 13.03. EXPENSES. The Borrower shall pay (i) all expenses, including attorneys' fees and disbursements (which attorneys may be employees of the Agent or any Lender), incurred by the Agent and any Lender in connection with the administration of this Agreement and the other Facility B Loan Documents, any amendments, modifications or waivers with respect to any of the provisions thereof and the enforcement and protection of the rights of the Lenders and the Agent under this Agreement or any of the other Facility B Loan Documents, including all recording and filing fees, documentary stamp, intangibles and similar taxes, title insurance premiums, appraisal fees and other costs and disbursements incurred in connection with the taking of collateral and the perfection and preservation of the Lenders' security therein, and (ii) the reasonable fees and the disbursements of Agent's attorneys (which attorneys may be employees of the Agent) in connection with the preparation, negotiation, execution, delivery and review of this Agreement, the Notes and the other Facility B Loan Documents (whether or not the transactions contemplated by this Agreement shall be consummated) and the closing of the transactions contemplated hereby.

      SECTION 13.04. INDEMNIFICATION OF THE LENDERS AND THE AGENT. The Borrower shall indemnify and hold harmless the Agent and each Lender, and their respective directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to, directly or indirectly, this Agreement, the other Facility B Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder; PROVIDED, HOWEVER, that in no event shall the Agent or a Lender have the right to be indemnified hereunder for its own gross negligence or willful misconduct nor shall the Agent be indemnified against any liabilities which arise as a result of any claims made or actions, suits or proceedings commenced or maintained against any Lender (including the Agent, in its capacity as such)
(i) by that Lender's shareholders or any governmental regulatory body or authority asserting that such Lender or any of its directors, officers, employees or agents violated any banking or securities law or regulation or any duty to its own shareholders, customers (excluding the Borrower) or creditors in any manner whatsoever in entering into or performing any of its obligations contemplated by this Agreement or (ii) by any other Lender. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

      SECTION 13.05. MAXIMUM INTEREST RATE. It is the intention of the Lenders and the Borrower that the interest (as defined under applicable law) on the Indebtedness evidenced by the Notes which may be charged to, or collected or received from the Borrower shall not exceed the maximum rate permissible under applicable law. Accordingly, anything herein or in any of the Notes to the contrary notwithstanding, should any interest (as so defined) be charged to, or collected or received from the Borrower by the Lenders pursuant hereto or thereto in excess of the maximum legal rate, then the excess payment shall be applied first, to the reduction of the aggregate outstanding principal balance of the Facility A Obligations, second, to the reduction of the Facility B Obligations, and any portion of the excess payment remaining after payment in full thereof shall be returned by the Lenders to the Borrower.

      SECTION 13.06. MODIFICATION OF AGREEMENT.

      (a) No modification, amendment or waiver of any provision of this Agreement or the Notes, or any Subsidiary Guaranty nor any consent to any departure by the Borrower or the Subsidiary Guarantors therefrom, in any event shall be effective unless the same shall be in writing and signed by the Borrower (or by the Company on their behalf) and by the Required Lenders (or by the Agent on their behalf if the Required Lenders have so authorized the Agent), and then the waiver or consent shall be effective only in the specific instance and for the purpose for which given; PROVIDED, HOWEVER, that no such modification, amendment or waiver shall, without the consent of all of the Lenders affected thereby:

         (i) extend the maturity of any Loan or Note or reduce or forgive the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon;

        (ii) reduce the percentage specified in the definition of Required Lenders;

       (iii) extend the Facility B Termination Date, or reduce the amount or extend the payment date for, the mandatory payments required under Article II, or increase the amount of the Commitment of any Lender hereunder or permit the Borrower or a Subsidiary Guarantor to assign its rights under this Agreement;

        (iv) amend, modify or waive any provision of this Section 13.06; or

         (v) amend, modify or waive Section 5.03.

      (b) Anything in this Agreement to the contrary notwithstanding, if at a time when the conditions precedent set forth in Article V hereof to any Loan are, in the opinion of the Required Lenders, satisfied, any Lender (a "Defaulting Lender") shall fail to fulfill its obligations to make such Loan and such failure continues for at least two Business Days then, for so long as such failure shall continue, such Defaulting Lender shall (unless the Required Lenders, determined as if such Defaulting Lender were not a "Lender" hereunder, shall otherwise consent in writing) be deemed for all purposes relating to amendments, modifications, waivers or consents under this Agreement (including, without limitation, under Section 13.06(a)) to have no Loans or Commitments, shall not be treated as a "Lender" hereunder when performing the computation of Required Lenders, and shall have no rights under Section 13.06(a); PROVIDED that any action taken by the other Lenders with respect to the matters referred to in clauses (i) through (v) of Section 13.06(a) shall not be effective as against such Defaulting Lender.

      (c) No amendment, modification or waiver of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. No notice to or demand of the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

      SECTION 13.07. PRESERVATION OF RIGHTS. No delay or omission of the Lenders or the Agent to exercise any right under the Facility B Loan Documents shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of an Event of Default or Unmatured Default, or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Facility B Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 13.06, and then only to the extent in such writing specifically set forth. All remedies contained in the Facility B Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.

      SECTION 13.08. JOINT AND SEVERAL OBLIGATIONS OF BORROWER; SEVERAL OBLIGATIONS OF LENDERS. All obligations, representations and warranties hereunder and under any of the Facility B Loan Documents, unless otherwise expressly stated, shall be the joint and several liability of all of the entities comprising the Borrower. The respective obligations of the Lenders hereunder are several and not joint, and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

      SECTION 13.09. SEVERABILITY. If any one or more of the provisions contained in this Agreement or the Notes is held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

      SECTION 13.10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute a single agreement binding on all the parties hereto.

      SECTION 13.11. REPRESENTATION AND WARRANTY BY THE LENDERS. The Lenders represent and warrant to the Borrower that the Notes to be acquired by them hereunder will evidence loans made in the ordinary course of their respective commercial banking or real estate lending businesses.

      SECTION 13.12. THE COMPANY AS AGENT FOR EACH OTHER BORROWER. Each of the entities comprising the Borrower hereby appoints the Company as their agent and attorney-in-fact to execute and deliver any and all documents for an on behalf of the Borrower in connection with the transactions contemplated by this Agreement or any of the other Facility B Loan Documents, or in connection with the amendment, modification or termination of any thereof, and hereby agree that upon execution of any such documents or instruments they shall be binding upon each of the Borrower. The Borrower further agrees that the Lenders may rely upon written representations from the Company that it is acting on behalf of the Borrower in accordance with the provisions of this Section 13.12 until such time as it receives notice in writing from the Borrower of the termination of the designation of the Company as agent an attorney-in-fact for each Borrower.

      SECTION 13.13. LOSS, ETC., NOTES. Upon receipt by the Borrower of reasonably satisfactory evidence of the loss, theft, destruction or mutilation of any of the Notes, upon reimbursement to the Borrower of all reasonable expenses incidental thereto and upon surrender and cancellation of the relevant Note, if mutilated, the Borrower shall make and deliver in lieu of that Note (the "Prior Note") a new Note of like tenor, except that no reference need be made in the new Note to any installment or installments of principal, if any, previously due and paid upon the Prior Note. Any Note made and delivered in accordance with the provisions of this Section shall be dated as of the date to which interest has been paid on the unpaid principal amount of the Prior Note.

      SECTION 13.14. GOVERNMENTAL REGULATION. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

      SECTION 13.15. TAXES. Any taxes (excluding federal, state or local income taxes on the overall net income of any Lender) or other similar assessments or charges payable or ruled payable by any governmental authority in respect of the Facility B Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

      SECTION 13.16. HEADINGS. Section headings in the Facility B Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Facility B Loan Documents.

      SECTION 13.17. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties hereto with respect to the subject matter hereof; PROVIDED, HOWEVER, that the fees payable by Borrower to First Chicago in consideration of its agreement to serve as Agent hereunder are set forth in a separate letter agreement between Borrower and First Chicago.

      SECTION 13.18. CHOICE OF LAW. THE FACILITY B LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

      SECTION 13.19. CONSENT TO JURISDICTION. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY FACILITY B LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

      SECTION 13.20. WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN

TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

                     [Signatures appear on following pages]

      IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Agreement to be duly executed as of the date first above written.

                            BORROWER:

                            LENNAR CORPORATION AND EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I

                            By: /s/ STUART A. MILLER
                                ----------------------------------------------

                                    Stuart A. Miller as President or authorized signatory of each of such corporations

                            Address:
                            Lennar Corporation
                            700 Northwest 107th Avenue
                            Miami, Florida 33172
                            Attention: Cory J. Boydston, Vice President-Finance

FACILITY B COMMITMENTS:     LENDERS:

$9,032,258.02               THE FIRST NATIONAL BANK OF CHICAGO,
                            Individually and as Agent

                            By: /s/ GREGORY A. GILBERT
                                    --------------------------------------------
                                    Gregory A. Gilbert, Vice President

                            Address:
                            The First National Bank of Chicago
                            One First National Plaza
                            14th Floor, Suite 0151
                            Chicago, Illinois 60670-0151
                            Attention: Gregory A. Gilbert, Vice President

                            with a copy to:
                            The First National Bank of Chicago
                            One First National Plaza, Suite 0801
                            Chicago, Illinois   60670-0801
                            Attention: Law Department

$7,741,935.48               NATIONSBANK, N.A.

                            By: /s/ PHILIP CARROLL
                                    --------------------------------------------
                                    PHILIP CARROLL

                            Address:
                            100 S.E. 2nd Street, 14th FL
                            Miami, Florida 33131
                            Attention: Mr. Philip Carroll

$7,741,935.48               CREDIT LYONNAIS ATLANTA AGENCY

                            By: /s/ DAVID M. CAWRSE
                                    --------------------------------------------
                                    DAVID M. CAWRSE, FIRST VICE PRESIDENT
                                    AND MANAGER

                            Address:
                            303 Peachtree Street, N.E., Suite 4400
                            Atlanta, Georgia 30308
                            Attention: Mr. Kevin Murphy, Vice President

$7,741,935.48               BANK OF AMERICA NATIONAL
                            TRUST & SAVINGS ASSOCIATION

                            By: /s/ MARK LARIVIERE
                                    --------------------------------------------
                                    MARK LARIVIERE, VICE PRESIDENT

                            Address:
                            231 S. LaSalle, 12th Floor
                            Chicago, Illinois 60697
                            Attention: Mr. Mark Lariviere

$7,741,935.48               COMERICA BANK

                            By: /s/ MARTIN ELLIS
                                    --------------------------------------------
                                    MARTIN ELLIS, VICE PRESIDENT

                            Address:
                            One Detroit Center
                            500 Woodward Avenue, 9th Floor
                            Detroit, Michigan 48226
                            Attention: Mr. Martin Ellis, Vice President

$6,774,193.55               FLEET NATIONAL BANK

                            By: /s/ JAMES B. MCLAUGHLIN
                                    --------------------------------------------
                                    JAMES B. MCLAUGHLIN, VICE PRESIDENT

                            Address:
                            111 Westminster Street
                            RIMO0215 - 8th FL
                            Providence, Rhode Island 02903
                            Attention: Mr. James B. McLaughlin

$6,774,193.55               GUARANTY FEDERAL BANK, F.S.B.

                            By: /s/ RANDALL S. REID
                                    --------------------------------------------
                                    RANDALL S. REID, VICE PRESIDENT

                            Address:
                            8333 Douglas Avenue
                            Dallas, Texas 75225
                            Attention: Mr. Randy Reid

$5,161,290.32               THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                            ATLANTA AGENCY

                            By: /s/ KAZUO IIDA
                                    --------------------------------------------
                                    KAZUO IIDA, GENERAL MANAGER

                            Address:
                            191 Peachtree Street, Suite 3600
                            Atlanta, Georgia 30303-1757
                            Attention: Mr. Michael Harvey, Vice President

$5,161,290.32               U.S. BANK NATIONAL ASSOCIATION

                            By: /s/ KATHLEEN M. CONNOR
                                    --------------------------------------------
                                    KATHLEEN M. CONNOR, VICE PRESIDENT

                            Address:
                            Real Estate Banking Division
                            601 2nd Avenue South
                            First Bank Place
                            Minneapolis, Minnesota 55402
                            Attention: Ms. Kathleen Connor

$5,161,290.32               PNC BANK, NATIONAL ASSOCIATION

                            By: /s/ DOUGLAS PAUL
                                    --------------------------------------------
                                    DOUGLAS G. PAUL

                            Address:
                            Two Tower Center
                            Suite J3-JTTC-18-6
                            East Brunswick, New Jersey 08816
                            Attention: Mr. Douglas G. Paul

$5,161,290.32               SOCIETE GENERALE

                            By: /s/ RALPH SAHEB
                                    --------------------------------------------
                                    RALPH SAHEB, MANAGER

                            Address:
                            303 Peachtree Street, Suite 3040
                            Atlanta, Georgia 30308
                            Attention: Mr. Ed Forseberg

$3,870,967.74               AMSOUTH BANK

                            By: /s/ RONNY HUDSPETH
                                    --------------------------------------------
                                    RONNY HUDSPETH, VICE PRESIDENT

                            Address:
                            1900 Fifth Avenue
                            Birmingham, Alabama 35288
                            Attention: Mr. William Staples

$3,225,806.45               BARNETT BANK, N.A., SOUTH FLORIDA

                            By: /s/ CLAY F. WILSON
                                    --------------------------------------------
                                    CLAY F. WILSON, ____________________________

                            Address:
                            701 Brickell Avenue, 6th FL
                            Miami, Florida 33131
                            Attention: Mr. Clay F. Wilson, Group Vice President

$3,225,806.45               THE DAI-ICHI KANGYO BANK, LTD.

                            By: /s/ TAKAO MOCHIZUKI
                                    --------------------------------------------
                                    TAKAO MOCHIZUKI, GENERAL MANAGER

                            Address:
                            Marquis Two Tower, Suite 2400
                            285 Peachtree Center Avenue, N.E.
                            Atlanta, Georgia 30303
                            Attention: Mr. Guenter Kittel

$3,225,806.45               THE FUJI BANK AND TRUST COMPANY

                            By: /s/ TORO UENO
                                    --------------------------------------------
                                    TORO UENO, EXECUTIVE VICE PRESIDENT

                            Address:
                            Two World Trade Center, 79th FL
                            New York, New York 10048

                            Attention: Mr. David Lee, Assistant Vice President

$3,225,806.45               KREDIETBANK, N.V.

                            By: /s/ MICHAEL V. CURRAN /s/ ROBERT SNAUFFER
                                    --------------------------------------------
                                    MICHAEL V. CURRAN, VICE PRESIDENT
                                    ROBERT SNAUFFER, VICE PRESIDENT

                            Address:
                            125 West 55th Street
                            New York, New York 10019
                            Attention: Mr. Michael Curran

$3,225,806.45               SAKURA BANK

                            By: /s/ HIROYASU IMANISHI
                                    --------------------------------------------
                                    HIROYASU IMANISHI, V.P. & SENIOR MANAGER

                            Address:
                            Marquis 1 Tower
                            245 Peachtree Center Avenue
                            Atlanta, Georgia 30303
                            Attention: Mr. Ric Spenser

$3,225,806.45               SUNTRUST BANK, MIAMI, N.A.

                            By: /s/ ROBERT HUMMEL
                                    --------------------------------------------
                                    ROBERT E. HUMMEL, SENIOR VICE PRESIDENT

                            Address:
                            Real Estate Division
                            777 Brickell Avenue
                            Miami, Florida 33131
                            Attention: Mr. Robert Hummel, Senior Vice President

$2,580,645.16               BANQUE PARIBAS

                            By: /s/ DUANE HELKOWSKI /s/ JOHN MCCORMICK
                                    --------------------------------------------
                                    DUANE HELKOWSKI, VICE PRESIDENT
                                    JOHN J, MCCORMICK III, VICE PRESIDENT

                            Address:
                            787 Seventh Avenue
                            New York, New York 10019
                            Attention: Mr. Duane Helkowski